As filed with the Securities and Exchange Commission on March 9, 2011

1933 Act File No. 333-170358

1940 Act File No. 811-07486

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	Pre-Effective Amendment No. 1

☐	Post-Effective Amendment No.

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 8

Nuveen Maryland Premium Income Municipal Fund

Exact Name of Registrant as Specified in Declaration of Trust

333 West Wacker Drive, Chicago, Illinois 60606

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(800) 257-8787

Registrant’s Telephone Number, including Area Code

Kevin J. McCarthy

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Stacy H. Winick	Eric F. Fess	Sarah E. Cogan
K&L Gates LLP	Chapman and Cutler LLP	Simpson Thacher & Bartlett LLP
1601 K Street, N.W.	111 W. Monroe	425 Lexington Ave.
Washington, DC 20006	Chicago, IL 60603	New York, NY 10017

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box)

☐  when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered		Proposed Maximum Offering Price Per Unit(2)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(3)
MuniFund Term Preferred Shares, Series 2016	3,889,070 Shares	(1)	$10	$38,890,700	$4,515.21

(1)	The Fund will offer up to 3,889,070 MuniFund Term Preferred Shares, Series 2016, at an offering price of $10 per share.
(2)	Estimated solely for the purpose of calculating the registration fee.
(3)	$0.72 of which has previously been paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and we are not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS (Subject to Completion) Issued March 9, 2011

$

Nuveen Maryland Premium Income

Municipal Fund

MUNIFUND TERM PREFERRED SHARES

             Shares,         % Series 2016

Liquidation Preference $10 Per Share

The Offering.    Nuveen Maryland Premium Income Municipal Fund is offering                      MuniFund Term Preferred Shares,         % Series 2016 (“Series 2016 MTP Shares”), with a liquidation preference of $10 per share (“MTP Shares”). The Fund intends to use the net proceeds from the sale of MTP Shares to refinance and redeem all of the Fund’s outstanding Municipal Auction Rate Cumulative Preferred Shares (“MuniPreferred™ shares”), and to maintain the Fund’s leveraged capital structure. Certain of the underwriters and their affiliates or their customers own or are obligated to repurchase in the future MuniPreferred shares and, as a result, may benefit from any such redemption. See “Prospectus Summary—The Offering.”

The Fund.    This prospectus sets forth concisely information about the Fund that a prospective investor should know before investing, and should be retained for future reference. The Fund is a diversified, closed-end management investment company. The Fund’s primary investment objective is current income exempt from both regular federal income taxes and Maryland individual income taxes, and its secondary investment objective is the enhancement of portfolio value relative to the Maryland municipal bond market through investments in tax-exempt Maryland Municipal Obligations (as defined below) that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.

Listing.    Application has been made to list the MTP Shares on the New York Stock Exchange so that trading on such exchange will begin within 30 days after the date of this prospectus, subject to notice of issuance. Prior to the expected commencement of trading on the New York Stock Exchange, the underwriters do not intend to make a market in the MTP Shares. Consequently, it is anticipated that, prior to the commencement of trading on the New York Stock Exchange, an investment in the MTP Shares will be illiquid and holders of MTP Shares may not be able to sell such shares as it is unlikely that a secondary market for the MTP Shares will develop. If a secondary market does develop prior to the commencement of trading on the New York Stock Exchange, holders of MTP Shares may be able to sell such shares only at substantial discounts from their liquidation preference. The trading or “ticker” symbol is “NMY Pr D.”

Investing in MuniFund Term Preferred Shares involves risks. See “Risks” beginning on page 49.

PRICE $10 A SHARE

	Price to Public	Underwriting Discounts and Commissions[1]	Proceeds to the Fund[2]
Per Share	$10.00	$0.15	$9.85
Total	$	$	$

[1]	Total expenses of issuance and distribution, excluding underwriting discounts and commissions, are estimated to be $335,000.
[2]

The Fund has granted the underwriters the right to purchase up to                      additional MTP Shares at the public offering price, less underwriting discounts and commissions, within 30 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the Price to Public, Underwriting Discounts and Commissions and Proceeds to the Fund will be $                    , $                     and $                    , respectively. See “Underwriters” on page 68 of this prospectus.

The Securities and Exchange Commission and state securities regulators have not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Book-Entry Only.    It is expected that the MTP Shares will be delivered to the underwriters in book-entry form only, through the facilities of the Depository Trust Company, on or about                     , 2011.

CUSIP No. 67061Q 503

Sole Structuring Coordinator	Joint Book Runners

MORGAN STANLEY BOFA MERRILL LYNCH CITI UBS INVESTMENT BANK WELLS FARGO SECURITIES

Co-Manager

NUVEEN INVESTMENTS, LLC

                    , 2011

(continued from previous page)

Investment Strategies.    Under normal circumstances, the Fund invests at least 80% of its Managed Assets (as defined below) in municipal securities and other related investments the income from which is exempt from regular federal and Maryland income taxes. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by Nuveen Asset Management, LLC (“Nuveen Asset Management”), the Fund’s sub-adviser. The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by Nuveen Asset Management. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by Nuveen Asset Management. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds. Managed Assets are net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) and any Preferred Stock (as defined herein) outstanding. There is no assurance that the Fund will achieve its investment objectives. See “The Fund’s Investments.”

Fixed Dividend Rate:	Series 2016 MTP Shares	% per annum

The Fixed Dividend Rate may be adjusted in the event of a change in the credit rating of the MTP Shares, as described herein. See “Description of MTP Shares—Dividends and Dividend Periods.”

Dividends.    Dividends on the MTP Shares will be payable monthly. The first dividend period for the MTP Shares will commence on the first date of original issuance of MTP Shares and end on April 30, 2011 and each subsequent dividend period will be a calendar month (or the portion thereof occurring prior to the redemption of such MTP Shares). Dividends will be paid on the first business day of the month next following a dividend period and upon redemption of the MTP Shares, except that dividends paid with respect to any dividend period consisting of the month of December in any year will be paid on the last business day of December. Except for the first dividend period, dividends with respect to any monthly dividend period will be declared and paid to holders of record of MTP Shares as their names shall appear on the registration books of the Fund at the close of business on the 15th day of such monthly dividend period (or if such day is not a business day, the next preceding business day). Dividends with respect to the first dividend period for the MTP Shares will be declared and paid to holders of record of such MTP Shares as their names appear on the registration books of the Fund at the close of business on April 28 , 2011.

Redemption.    The Fund is required to redeem the MTP Shares on April 1, 2016 unless earlier redeemed or repurchased by the Fund. In addition, MTP Shares are subject to optional and mandatory redemption in certain circumstances. As of April 1 , 2012, the Series 2016 MTP Shares will be subject to redemption at the option of the Fund, subject to payment of a premium through March 31, 2013, and at their liquidation preference thereafter. The Series 2016 MTP Shares also will be subject to redemption, at the option of the Fund, at their liquidation preference in the event of certain changes in the credit rating of the MTP Shares, as described herein. See “Description of MTP Shares—Redemption.”

Tax Exemption.    The dividend rate for MTP Shares assumes that each month’s distribution is comprised solely of dividends exempt from regular federal and Maryland income taxes, although a portion of those dividends may be subject to the federal alternative minimum tax. From time to time, the Fund may be required to allocate capital gains and/or ordinary income to a given month’s distribution on MTP Shares. To the extent that it does so, the Fund will contemporaneously make a separate, supplemental distribution of an amount that, when combined with the total amount of regular tax-exempt income, capital gains and ordinary income in the monthly distribution, is intended to make the two distributions equal on an after-tax basis (determined based upon the maximum marginal federal income tax rates in effect at the time of such payment) to the amount of the monthly distribution if it had been entirely comprised of dividends exempt from regular federal and Maryland income taxes. Alternatively (particularly in cases where the amount of capital gains or ordinary income to be allocated to the MTP Shares is small), the Fund will satisfy the requirement to allocate capital gains or ordinary income to MTP Shares by making a supplemental distribution of such gains or income to holders of MTP Shares, over and above the monthly dividend that is fully

(continued from previous page)

exempt from regular federal and Maryland income taxes. If, in connection with a redemption of MTP Shares, the Fund allocates capital gains or ordinary income to a distribution on MTP Shares without having made either a contemporaneous supplemental distribution of an additional amount or an alternative supplemental distribution of capital gains and/or ordinary income, it will cause an additional amount to be distributed to holders of MTP Shares whose interests are redeemed, which amount, when combined with the total amount of regular tax-exempt income, capital gains and ordinary income allocated in the distribution, is intended to make the distribution and the additional amount equal on an after-tax basis (determined based upon the maximum marginal federal income tax rates in effect at the time of such payment) to the amount of the distribution if it had been entirely comprised of dividends exempt from regular federal income tax. Investors should consult with their own tax advisors before making an investment in the MTP Shares. See “Tax Matters” and “Description of MTP Shares—Dividends and Dividend Periods—Distribution with respect to Taxable Allocations.”

Priority of Payment.    MTP Shares will be senior securities that represent stock of the Fund and are senior, with priority in all respects, to the Fund’s common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. MTP Shares will have equal priority as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with other preferred shares currently outstanding. The Fund may issue additional preferred shares on parity with MTP Shares, subject to certain limitations. The Fund may not issue additional classes of shares that are senior to MTP Shares and other outstanding preferred shares of the Fund as to payments of dividends or as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. See “Description of MTP Shares.” The Fund, as a fundamental policy, may not issue debt securities that rank senior to MTP Shares. In addition, as a fundamental policy, the Fund may not borrow money, except from banks for temporary or emergency purposes, or for repurchase of its shares, subject to certain restrictions. See “Investment Restrictions” in the Statement of Additional Information.

Redemption and Paying Agent.    The redemption and paying agent for MTP Shares will be State Street Bank and Trust Company, Canton, Massachusetts.

Adviser and Sub-Adviser.    Nuveen Fund Advisors, Inc. (formerly known as Nuveen Asset Management), the Fund’s investment adviser, is responsible for determining the Fund’s overall investment strategies and their implementation. Nuveen Asset Management, LLC serves as the Fund’s sub-adviser and will oversee the day-to-day operations of the Fund.

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in MTP Shares and retain it for future reference. A Statement of Additional Information, dated March       , 2011, and as it may be supplemented, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 72 of this prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787 or by writing to the Fund, or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus. You also may obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the Securities and Exchange Commission’s website (http://www.sec.gov).

MTP Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in or incorporated by reference to this prospectus. We have not authorized anyone to provide you with information different from that contained in this prospectus. We are offering to sell MTP Shares and seeking offers to buy MTP Shares, only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of MTP Shares.

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information (the “SAI”), including the Fund’s Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares (the “Statement”), attached as Appendix A to the SAI, prior to making an investment in the Fund, especially the information set forth under the heading “Risks.” Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Statement.

The Fund	Nuveen Maryland Premium Income Municipal Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s common shares, $0.01 par value, are traded on the New York Stock Exchange under the symbol “NMY.” See “Description of Outstanding Shares—Common Shares.” In 2010 the Fund issued 3,877,500 MuniFund Term Preferred Shares, 2.65% Series 2015, with a liquidation preference of $10 per share (the “Series 2015 MTP Shares”). Unless otherwise indicated or the context otherwise requires, in this prospectus, “MTP Shares” refers only to the Series 2016 MTP Shares offered hereby and does not refer to the Series 2015 MTP Shares currently outstanding. The Fund commenced investment operations on March 18, 1993. As of February 28, 2011, the Fund had 10,652,454 common shares outstanding, 3,877,500 Series 2015 MTP Shares and 1,319 “MuniPreferred”™ shares or auction rate preferred shares (“ARPS”) outstanding. MTP Shares and any other preferred shares, including Series 2015 MTP Shares and MuniPreferred shares, that may then be outstanding are collectively referred to as “Preferred Stock.”

The Offering	The Fund is offering MuniFund Term Preferred Shares, % Series 2016 (“Series 2016 MTP Shares”), at a purchase price of $10 per share. MTP Shares are being offered by the underwriters listed under “Underwriters.” The Fund has granted the underwriters the right to purchase up to additional MTP Shares to cover over-allotments. Unless otherwise specifically stated, the information throughout this prospectus does not take into account the possible issuance to the underwriters of additional MTP Shares pursuant to their right to purchase additional MTP Shares to cover over-allotments. The Fund intends to use the net proceeds from the sale of MTP Shares to refinance and redeem all of the outstanding MuniPreferred shares, and to maintain the Fund’s leveraged capital structure. Certain underwriters and their affiliates, including Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., UBS Securities LLC and Wells Fargo Securities, LLC, currently own or are obligated to repurchase in the future outstanding MuniPreferred shares. In addition, customers of certain underwriters and their affiliates currently own outstanding MuniPreferred shares. Upon the successful completion of this offering, these outstanding MuniPreferred shares may be redeemed or purchased by the Fund with the net proceeds of the offering as set forth in “Use of Proceeds.” Although such a redemption or purchase would be done in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”) in a manner that did not favor these underwriters, affiliates or customers, the underwriters or their affiliates may nonetheless be deemed to obtain a material benefit from the offering of the MTP Shares due to such redemption or purchase including, for certain of the underwriters and their affiliates, potentially substantial financial relief and/or relief related to legal and regulatory matters associated with currently illiquid MuniPreferred shares.

The first issuance date of the MTP Shares upon the closing of this offering is referred to herein as the “Date of Original Issue.” MTP Shares will be senior securities that constitute stock of the Fund and are senior, with priority in all respects, to the Fund’s common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. MTP Shares will have equal priority as to payments of dividends and as to distributions of assets upon dissolution, liquidation or winding up of the affairs of the Fund and will be in parity in all respects with Series 2015 MTP Shares and MuniPreferred shares outstanding. The Fund may not issue additional classes of shares that are senior to Preferred Stock as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

Who May Want to Invest	You should consider your investment goals, time horizons and risk tolerance before investing in MTP Shares. An investment in MTP Shares is not appropriate for all investors and is not intended to be a complete investment program. MTP Shares are designed as an intermediate-term investment to help achieve the after-tax income and capital preservation goals of investors, and not as a trading vehicle. MTP Shares may be an appropriate investment for you if you are seeking:

•	Current income exempt from regular federal and Maryland income taxes;

•	Consistent monthly dividends;

•	Return of your capital investment after a limited term of 5 years;

•	A security that benefits from significant over-collateralization and related protective provisions;

•	Municipal market exposure through the Fund (rather than a single municipal issuer) that diversifies credit risk by investing in many securities and various essential-service sectors;

•	Potential for daily liquidity and transparency afforded by New York Stock Exchange listing, once the MTP Shares begin trading on such exchange as anticipated; and

•	An intermediate-term fixed income investment with potentially less price volatility than longer-dated fixed income securities.

However, keep in mind that you will need to assume the risks associated with an investment in MTP Shares and the Fund. See “Risks.”

Fixed Dividend Rate	MTP Shares pay a dividend at a fixed rate of % per annum of the $10 liquidation preference per share (the “Fixed Dividend Rate”). The Fixed Dividend Rate is subject to adjustment in certain circumstances (but will not in any event be lower than the % Fixed Dividend Rate). See “Description of MTP Shares—Dividends and Dividend Periods—Fixed Dividend Rate,” —Adjustments to Fixed Dividend Rate—Ratings” and “—Default Period.”

Dividend Payments	The holders of MTP Shares will be entitled to receive cumulative cash dividends and distributions on each such share, when, as and if declared by, or under authority granted by, the Board of Trustees, out of funds legally available for payment. Dividends on the MTP Shares will be payable monthly. The first dividend period for the MTP Shares will commence on the Date of Original Issue of MTP Shares and end on April 30, 2011 and each subsequent dividend period will be a calendar month (or the portion thereof occurring prior to the redemption of such MTP Shares) (each dividend period a “Dividend Period”). Dividends will be paid on the first Business Day of the month next following a Dividend Period and upon redemption of the MTP Shares, except that dividends paid with respect to any Dividend Period consisting of the month of December in any year will be paid on the last Business Day of December (each payment date a “Dividend Payment Date”). Except for the first Dividend Period, dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of MTP Shares as their names shall appear on the registration books of the Fund at the close of business on the 15th day of such monthly Dividend Period (or if such day is not a Business Day, the next preceding Business Day). Dividends with respect to the first Dividend Period of the Series 2016 MTP Shares will be declared and paid to holders of record of such MTP Shares as their names appear on the registration books of the Fund at the close of business on April 28, 2011. See “Description of MTP Shares—Dividends and Dividend Periods.”

“Business Day” means any calendar day on which the New York Stock Exchange is open for trading.

On account of the foregoing provisions, only the holders of MTP Shares on the record date for a Dividend Period will be entitled to receive dividends and distributions payable with respect to such Dividend Period, and holders of MTP Shares who sell shares before such a record date and purchasers of MTP Shares who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such MTP Shares.

Term Redemption	The Fund is required to provide for the mandatory redemption of all outstanding Series 2016 MTP Shares on April 1, 2016 at a redemption price equal to $10 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the redemption date (the “Term Redemption Price”). No amendment, alteration or repeal of the obligations of the Fund to redeem all of the Series 2016 MTP Shares on April 1, 2016 can be effected without the prior unanimous vote or consent of the holders of Series 2016 MTP Shares. See “Description of MTP Shares—Redemption.”

Mandatory Redemption for

Asset Coverage and Effective

Leverage Ratio	Asset Coverage. If the Fund fails to have Asset Coverage (as defined below) of at least 225% as of the close of business on any Business Day on which such Asset Coverage is required to be calculated and such failure is not cured as of the close of business on the date that is 30 calendar days following such Business Day (the “Asset Coverage Cure Date”), the Fund will redeem within 30 calendar days of the Asset Coverage Cure Date shares of Preferred Stock equal to the lesser of (i) the minimum number of shares of Preferred Stock that will result in the Fund having Asset Coverage of at least 230% and (ii) the maximum number of shares of Preferred Stock that can be redeemed out of monies expected to be legally available; and, at the Fund’s sole option, the Fund may redeem a number of shares of Preferred Stock (including shares of Preferred Stock required to be redeemed) that will result in the Fund having Asset Coverage of up to and including 285%. The Preferred Stock to be redeemed may include at the Fund’s sole option any number or proportion of MTP Shares. If MTP Shares are to be redeemed in such an event, they will be redeemed at a redemption price equal to their $10 liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not declared, but excluding interest thereon) to (but excluding) the date fixed for such redemption (the “Mandatory Redemption Price”).

Effective Leverage Ratio.    If the Effective Leverage Ratio (as defined below) of the Fund exceeds 50% as of the close of business on any Business Day on which such ratio is required to be calculated and such failure is not cured as of the close of business on the date that is 30 calendar days following such Business Day (the “Effective Leverage Ratio Cure Date”), the Fund will within 30 calendar days following the Effective Leverage Ratio Cure Date cause the Fund to have an Effective Leverage Ratio that does not exceed 50% by (A) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (B) redeeming a sufficient number of shares of Preferred Stock, which at the Fund’s sole option may include any number or proportion of MTP Shares, in accordance with the terms of such Preferred Stock, or (C) engaging in any combination of the actions contemplated by (A) and (B) above. Any MTP Shares so redeemed will be redeemed at a price per share equal to the Mandatory Redemption Price. See “Portfolio Composition—Municipal Securities—Inverse Floating Rate Securities” and “—Floating Rate Securities.”

Optional Redemption	As of April 1, 2012, Series 2016 MTP Shares will be subject to optional redemption (in whole or from time to time, in part) at the sole option of the Fund out of monies legally available therefor, at the redemption price per share equal to the sum of the $10 liquidation preference per share plus (i) an initial premium of 1.00% of the liquidation preference (with such premium declining by 0.5% every six months so that by April 1, 2013 there will cease to be a premium) and (ii) an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for such redemption. See “Description of MTP Shares—Redemption— Optional Redemption.” The period from the Date of Original Issue to the date that the MTP Shares are subject to such optional redemption is referred to herein as the “Non-Call Period.” In addition to the optional redemption described above, the MTP Shares will also be subject to optional redemption on any Business Day during a Rating Downgrade Period with respect to such MTP Shares at the redemption price per share equal to the sum of the $10 liquidation preference per share (without any additional premium) plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared, but excluding interest thereon) to (but excluding) the date fixed for redemption. A “Rating Downgrade Period” means any period during which the MTP Shares are rated A+ or lower by Standard & Poor’s Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”), A1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) and A+ or lower by Fitch Ratings, Inc. (“Fitch”). See “Description of MTP Shares—Redemption.”

Federal and Maryland State Income Taxes	Because under normal circumstances the Fund will invest substantially all of its assets in municipal securities that pay interest exempt from regular federal and Maryland income taxes, the dividends reported by the Fund as exempt-interest dividends received by a holder of MTP Shares will be similarly exempt. The dividends received by a holder of MTP Shares may be subject to other state and local taxes. A portion of the income from the Fund’s portfolio securities, and in turn the exempt-interest dividends paid to holders of MTP Shares, may be subject to the federal alternative minimum tax, so MTP Shares may not be a suitable investment if you are subject to this tax. Taxable income or gain earned by the Fund will be allocated proportionately to holders of Preferred Stock and common shares, based on the percentage of total Preferred Stock dividends relative to common share dividends.

The Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and generally does not expect to be subject to federal income tax.

Ratings	It is a condition of the underwriters’ obligation to purchase MTP Shares that MTP Shares will be rated, as of the Date of Original Issue, at certain minimum levels by Rating Agencies (as defined in this prospectus) designated by the Fund’s Board of Trustees. There can be no assurance that such ratings will be maintained at the level originally assigned through the term of the MTP Shares. The ratings may be changed, suspended or withdrawn in the Rating Agencies’ discretion. The Fund, however, will use commercially reasonable efforts to cause at least one Rating Agency (as defined in this prospectus), to publish a credit rating with respect to MTP Shares for so long as MTP Shares are outstanding. The Fixed Dividend Rate will be subject to an increase in the event that the ratings of the MTP Shares by the Rating Agencies are each downgraded below such minimum levels or if no Rating Agency is then rating the shares. See “Description of MTP Shares—Dividends and Dividend Periods—Adjustment to Fixed Dividend Rate—Ratings.” The Board of Trustees of the Fund has the right to terminate the designation of any of the Rating Agencies for purposes of the MTP Shares, provided that at least one Rating Agency continues to maintain a rating with respect to the MTP Shares. In such event, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of the MTP Shares which are described in this prospectus or included in the Statement, will be disregarded, and only the ratings of the then-designated Rating Agencies will be taken into account.

On August 31, 2010 S&P published a Request for Comment concerning its new proposal (the “S&P Proposal”) to change its methods and assumptions for rating certain “market value securities,” including those issued by registered closed-end funds such as the MTP Shares to be issued by the Fund. The S&P Proposal defined “market value securities” as those whose source of repayment is liquidation proceeds generated from open market sales of assets (in the Fund’s case, portfolio securities), rather than cash flow generated by assets held to maturity. S&P has requested comments on the S&P Proposal and the comment period ended October 29, 2010. S&P stated that after the comment period expired, it would review the comments and publish updated criteria methodology and assumptions, which would be applicable to all outstanding S&P ratings of market value securities. S&P has not yet published updated criteria methodology and assumptions. The updated criteria, if adopted by S&P, may be the same as proposed or may differ based upon comments received by S&P. Under the current S&P Proposal, when rating market value securities (including MTP Shares) issued by the Fund, S&P would substantially increase the reductions in value, or “haircuts,” applied to the Fund’s portfolio securities compared with its present methodology. Due to these increased haircuts, any market value securities issued by the Fund (including MTP Shares) in the future may be ineligible for a AAA rating from S&P. In addition, any market value securities (including the MTP Shares offered hereby) that had a rating of AAA from S&P prior to the adoption of the proposed criteria may be unable to maintain such rating after the adoption of such criteria, if adopted as proposed. In the event that S&P downgrades the MTP Shares, the Fixed Dividend Rate would not change. However, if each of the other Rating Agencies also downgrades the MTP Shares, the Fixed Dividend Rate would increase. See “Description of MTP Shares–Dividends and Dividend Periods–Adjustments to Fixed Dividend Rate – Ratings.” Nevertheless, a downgrade by S&P could adversely affect the market pricing and liquidity of the MTP Shares. There can be no assurance that S&P will or will not take any action with respect to the S&P Proposal or that any such action would not result in a downgrade of MTP Shares. Further, there can be no assurance that any other Rating Agency will not also alter its rating criteria resulting in downgrades of ratings, which could further adversely affect the market pricing and liquidity of MTP Shares.

Asset Coverage	If the Fund fails to maintain at least 225% “asset coverage” as of the close of business on each Business Day, the MTP Shares may become subject to mandatory redemption as provided above. “Asset coverage” for Preferred Stock is calculated pursuant to Section 18(h) of the 1940 Act, as in effect on the date of the Statement, and is determined on the basis of values calculated as of a time within 48 hours (only including Business Days) preceding each daily determination (“Asset Coverage”). See “Description of MTP Shares—Asset Coverage.”

The Fund estimates that on the Date of Original Issue, the Asset Coverage, based on the composition of its portfolio as of November 30, 2010, and after giving effect to (i) the issuance of MTP Shares offered hereby (assuming the issuance of $33,818,000 in aggregate liquidation preference of MTP Shares), and (ii) $842,270 of underwriting discounts and commissions and estimated offering expenses for such MTP Shares, assuming the redemption of $32,975,000 in liquidation preference of MuniPreferred shares, will be 315%. The Fund’s net investment income coverage—calculated by dividing the Fund’s per share net investment income by the per share distributions from net investment income to MuniPreferred shareholders, for all fiscal periods ended May 31, 2009 and prior, and calculated, to reflect the previous issuance of Series 2015 MTP shares, by dividing the per share net investment income before interest expense and amortization of offering costs related to outstanding Series 2015 MTP shares by the per share sum of the interest expense and amortization of offering costs related to outstanding MTP shares and per share distributions from net investment income to MuniPreferred shareholders, for the fiscal periods ended May 31, 2010 and November 30, 2010—has averaged approximately 828% from June 1, 2000 through November 30, 2010. Net investment income coverage has varied significantly year over year since the Fund’s inception, and there is no assurance that historical coverage levels can be maintained.

Effective Leverage Ratio	If the Fund’s Effective Leverage Ratio exceeds 50% as of the close of business on any Business Day, the MTP Shares may become subject to mandatory redemption as provided above.

The “Effective Leverage Ratio” on any date means the quotient of the sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock, excluding, without duplication, (1) any such senior securities for which the Fund has issued a notice of redemption and either has delivered Deposit Securities to the paying agent for such Preferred Stock or otherwise has adequate Deposit Securities on hand for the purpose of such redemption and (2) the Fund’s outstanding Preferred Stock that is to be redeemed with net proceeds from the sale of the MTP Shares, for which the Fund has delivered Deposit Securities to the paying agent for such Preferred Stock or otherwise has adequate Deposit Securities on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by the sum of (A) the market value (determined in accordance with the Fund’s valuation procedures) of the Fund’s total assets (including amounts attributable to senior securities), less the amount of the Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness, including floating rate securities); and (B) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

Voting Rights	Except as otherwise provided in the Fund’s Declaration of Trust or as otherwise required by law, (i) each holder of MTP Shares shall be entitled to one vote for each MTP Share held by such holder on each matter submitted to a vote of shareholders of the Fund and (ii) the holders of outstanding Preferred Stock and of common shares shall vote together as a single class; provided that holders of Preferred Stock, voting separately as a class, shall elect at least two of the Fund’s trustees and will elect a majority of the Fund’s trustees to the extent the Fund fails to pay dividends on any Preferred Stock in an amount equal to two full years of dividends on that stock. See “Description of MTP Shares—Voting Rights.”

Liquidation Preference	The liquidation preference of MTP Shares will be $10 per share (the “Liquidation Preference”). In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of MTP Shares will be entitled to receive a liquidation distribution per share equal to the Liquidation Preference plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the date fixed for distribution or payment (whether or not earned or declared by the Fund, but excluding interest thereon). See “Description of MTP Shares—Liquidation Rights.”

Investment Objectives and Policies	The Fund’s primary investment objective is current income exempt from both regular federal income taxes and Maryland individual income taxes, and its secondary investment objective is the enhancement of portfolio value relative to the Maryland municipal bond market through investments in tax-exempt Maryland Municipal Obligations (as defined in “Portfolio Composition”) that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. By purchasing such tax-exempt Maryland Municipal Obligations, the Fund seeks to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to Fund shareholders, including holders of MTP Shares.

Under normal circumstances, the Fund invests at least 80% of its Managed Assets as defined below in municipal securities and other related investments the income from which is exempt from regular federal and Maryland income taxes. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management”). The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by Nuveen Asset Management. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by Nuveen Asset Management. Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds. See “Risks—General Risks of Investing in the Fund—Credit and Below Investment Grade Risk.” Managed Assets are net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) and any Preferred Stock outstanding. During temporary defensive periods and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. A portion of the dividends from MTP Shares may be subject to the federal alternative minimum tax. There is no assurance that the Fund will achieve its investment objectives. See “The Fund’s Investments.”

Investment Adviser	Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”) is the Fund’s investment adviser, responsible for determining the Fund’s overall investment strategy and its implementation. See “Management of the Fund—Investment Adviser, Sub-Adviser and Portfolio Manager.”

Sub-Adviser	Nuveen Asset Management serves as the Fund’s sub-adviser and is a wholly-owned subsidiary of Nuveen Fund Advisors. Nuveen Asset Management is a registered investment adviser. Nuveen Asset Management will oversee the day-to-day operations of the Fund.

Nuveen Investments, LLC, a registered broker-dealer affiliate of Nuveen Fund Advisors and Nuveen Asset Management that is involved in the offering of the Fund’s MTP Shares, has received notice of certain charges that may be brought against it by the Financial Industry Regulatory Authority (“FINRA”) in connection with the marketing of MuniPreferred shares. See “Underwriters.”

Legal Proceedings	Certain Nuveen leveraged closed-end funds (not including the Fund) were named as nominal defendants in putative shareholder derivative action complaints filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Complaints”). The Complaints, filed on behalf of purported holders of the funds’ common shares, also name Nuveen Fund Advisors as a defendant, together with current and former officers and a trustee of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaints allege that the Defendants breached their fiduciary duties by favoring the interests of holders of each fund’s ARPS over those of its common shareholders in connection with each fund’s ARPS refinancing and/or redemption activities. See “Legal Proceedings.”

Listing

Application has been made to list the MTP Shares on the New York Stock Exchange so that trading on such exchange will begin within 30 days after the date of this prospectus, subject to notice of issuance. Prior to the expected commencement of trading on the New York Stock Exchange, the underwriters do not intend to make a market in the MTP Shares. Consequently, it is anticipated that, prior to the commencement of trading on the New York Stock Exchange, an investment in the MTP Shares will be illiquid and holders of MTP Shares may not be able to sell such shares as it is unlikely that a secondary market for the MTP Shares will develop. If a secondary market does develop prior to the commencement of trading on the

New York Stock Exchange, holders of MTP Shares may be able to sell such shares only at substantial discounts from their liquidation preference. The trading or “ticker” symbol is “NMY Pr D.”

Redemption and Paying Agent	The Fund has entered into an amendment to its Transfer Agency and Service Agreement with State Street Bank and Trust Company, Canton, Massachusetts (the “Redemption and Paying Agent”) for the purpose of causing the Fund’s transfer agent and registrar to serve as transfer agent and registrar, dividend disbursing agent, and redemption and paying agent with respect to MTP Shares.

Risks	Risk is inherent in all investing. Therefore, before investing in MTP Shares you should consider certain risks carefully. The primary risks of investing in the Fund, and in MTP Shares in particular, are:

Risks of Investing in MTP Shares

•

Interest Rate Risk—MTP Shares.    MTP Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on intermediate term securities comparable to MTP Shares may increase, which would likely result in a decline in the secondary market price of MTP Shares prior to the term redemption date. See also “—Secondary Market and Delayed Listing Risk.”

•

Secondary Market and Delayed Listing Risk.    Because the Fund has limited prior trading history for exchange-listed preferred shares, it is difficult to predict the trading patterns of MTP Shares, including the effective costs of trading MTP Shares. Moreover, MTP Shares will not be listed on a stock exchange until up to 30 days after the date of this prospectus and during this time period an investment in MTP Shares will be illiquid. Even after the MTP Shares are listed on the New York Stock Exchange as anticipated, there is a risk that the market for MTP Shares may be thinly traded and relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms, credit ratings and tax-advantaged income features.

•

Ratings Risk.    The Fund expects that, at issuance, the MTP Shares will be rated at certain minimum levels by Rating Agencies designated by the Fund’s Board of Trustees, and that such ratings will be a requirement of issuance of such shares by the underwriters pursuant to an underwriting agreement. There can be no assurance that the MTP Shares will receive any particular rating from any of Moody’s, S&P or Fitch (each, a “Rating Agency”), or that any such ratings will be maintained at the level originally assigned through the term of the MTP Shares. In the event that one or more of the Rating Agencies do not issue a rating on the MTP Shares at all or at the minimum level required, the issuance and sale of MTP Shares in this offering may not be completed. Ratings do not eliminate or mitigate the risks of investing in MTP Shares. A rating issued by a Rating Agency is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, MTP Shares). In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to timely react to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency could downgrade MTP Shares, which may make MTP Shares less liquid in the secondary market and reduce market prices. As described above under “Ratings,” S&P is currently considering adopting the S&P Proposal, which may result in S&P downgrading the MTP Shares after such proposal becomes effective. In the event that S&P downgrades the MTP Shares, the Fixed Dividend Rate would only increase if each of the other Rating Agencies also downgrades the MTP Shares. Nevertheless, a downgrade by S&P could adversely affect the market pricing and liquidity of the MTP Shares. There can be no assurance that S&P will or will not take any action with respect to the S&P Proposal or that any such action would not result in a downgrade of MTP Shares. Further, there can be no assurance that any other Rating Agency will not also alter its rating criteria resulting in downgrades of ratings, which could further adversely affect the market pricing and liquidity of MTP Shares.

•

Early Redemption Risk.    The Fund may voluntarily redeem MTP Shares or may be forced to redeem MTP Shares to meet regulatory requirements and the asset coverage requirements of the MTP Shares. Such redemptions may be at a time that is unfavorable to holders of MTP Shares. The Fund expects to voluntarily redeem MTP Shares before the Term Redemption Date to the extent that market conditions allow the Fund to issue other preferred shares or debt securities at a rate that is lower than the Fixed Dividend Rate on MTP Shares. For further information, see “Description of MTP Shares—Redemption” and “—Asset Coverage.”

•

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The value of MTP Shares may be adversely affected by changes in tax rates and policies. Because dividends from MTP Shares are generally not expected to be subject to regular federal or Maryland income taxation, the attractiveness of such shares in relation to other investment alternatives is affected by changes in federal or Maryland income tax rates or changes in the tax-exempt treatment of dividends on MTP Shares. A portion of the dividends from MTP Shares may be subject to the federal alternative minimum tax. In addition, the Fund will treat MTP Shares as stock in the Fund for federal income tax purposes. See “Tax Matters,” including “Tax Matters—Federal Income Tax Treatment of Holders of MTP Shares.” See also the form of opinion of counsel included as Appendix C to the SAI.

•

Credit Crisis and Liquidity Risk.    General market uncertainty and extraordinary conditions in the credit markets, including the municipal market, may impact the liquidity of the Fund’s investment portfolio, which in turn, during extraordinary circumstances, could impact the Fund’s distributions and/or the liquidity of the Term Redemption Liquidity Account (as described under “Description of MTP Shares”). Further, there may be market imbalances of sellers and buyers of MTP Shares during periods of extreme illiquidity and volatility. Such market conditions may lead to periods of thin trading in any secondary market for MTP Shares and may make valuation of MTP Shares uncertain. As a result, the spread between bid and asked prices is likely to increase significantly such that an MTP Shares investor may have greater difficulty selling his or her MTP Shares. Less liquid and more volatile trading environments could result in sudden and significant valuation increases or declines in MTP Shares.

•

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in MTP Shares or the income from that investment will be worth less in the future. As inflation occurs, the real value of MTP Shares and dividends on MTP Shares declines.

•

Reinvestment Risk—MTP Shares.    Given the five-year term and potential for early redemption of MTP Shares, holders of MTP Shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of MTP Shares may be lower than the return previously obtained from an investment in MTP Shares.

General Risks of Investing in the Fund

•

Credit and Below Investment Grade Risk.    Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. The Fund may invest up to 20% (measured at the time of investment) of its Managed Assets in municipal securities that are rated below investment grade or that are unrated but judged to be of comparable quality by Nuveen Asset Management. If a municipal security satisfies the rating requirements described above at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, Nuveen Asset Management will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders. Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade municipal securities. Also, to the extent that the rating assigned to a municipal security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade municipal securities. For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

•

Municipal Securities Market Risk.    Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital became severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on Nuveen Asset Management’s analytical abilities than if the Fund were to invest in stocks or taxable bonds. As noted above, the secondary market for municipal securities also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them.

•

Concentration in Maryland Issuers.    The Fund’s policy of investing primarily in municipal obligations of issuers located in Maryland makes the Fund more susceptible to adverse economic, political or regulatory occurrences affecting such issuers.

•

Risks Specific to Maryland.    The Fund is more exposed to risks affecting issuers of Maryland municipal securities than a municipal bond fund that invests more widely. The national and now global financial crisis has had a severe and negative impact on the finances of the State of Maryland, which has constrained the revenue generating capacity of the State and its local governments. The State continues to project reduced revenues due, at least in part, to continued losses in the job market, slowing individual and business income growth, and reduced consumer and business sentiment. Reductions in real estate values have also resulted in significant reductions in property taxes on which many municipalities in Maryland depend. The cumulative effect of market uncertainty, the credit crisis, and economic recession makes the economic performance of the State, its political subdivisions and other borrowers difficult to predict. The magnitude of the effect reduced revenues will have on State projects is uncertain, but could be significant. In addition, the ability of the State and its local governments to service payments on their municipal bond obligations is affected by various factors, including: (1) amendments to the Maryland Constitution and other statutes that limit the taxing and spending authority of the Maryland government; (2) the general political climate of the State and its political subdivisions; and (3) any change in Maryland laws and regulations or subsequent court decisions that may affect, directly or indirectly, Maryland municipal obligations. See “Risks—General Risks of Investing in the Fund—Concentration Risk” and Appendix A of this prospectus (“Factors Affecting Municipal Securities in Maryland”).

•

Interest Rate Risk—The Fund.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

•

Inverse Floating Rate Securities Risk.    The Fund may invest up to 15% of its net assets in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal securities. See “Portfolio Composition—Municipal Securities—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In Nuveen Fund Advisors’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of the trust, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security held in a special purpose trust. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust is in excess of three times the principal amount of the inverse floating rate securities owned by the trust (the ratio of the principal amount of such short-term floating rate interests to the principal amount of the inverse floating rate securities is referred to as the “gearing”). In the event of a significant decline in the value of an underlying security, the Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

The economic effect of leverage through the Fund’s purchase of inverse floating rate securities creates an opportunity for increased net income and returns, but also creates the possibly that the Fund’s long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

Inverse floating rate securities have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a special purpose trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the common shares may be greater for the Fund to the extent that it relies on inverse floating rate securities to achieve a significant portion of its desired effective leverage ratio. The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•

If the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

•

Insurance Risk.    The Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Many significant providers of insurance for municipal securities have recently incurred significant losses and as a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called to do so in the future. Assuming that the insurer remains creditworthy, the insurance feature of a municipal security guarantees the full payment of principal and interest when due through the life of an insured obligation. Such insurance does not guarantee the market value of the insured obligation or the value of the Fund’s common shares. See “Risks—General Risks of Investing in the Fund —Insurance Risk.”

•

Reinvestment Risk—the Fund.    With respect to the Fund, reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate.

•

Anti-Takeover Provisions.    The Fund’s Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See “Certain Provisions in the Declaration of Trust and By-Laws.”

For additional risks of investing in MTP Shares and general risks of the Fund, see “Risks.”

Governing Law	The Declaration of Trust and the Statement are governed by the laws of the Commonwealth of Massachusetts.

FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single common share or share of Preferred Stock of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The information with respect to the fiscal year ended May 31, 2010 has been audited by Ernst & Young LLP, whose report for the fiscal year ended May 31, 2010, along with the financial statements of the Fund including the Financial Highlights for each of the five years in the period then ended, are included in the Fund’s 2010 Annual Report. The information with respect to the six months ended November 30, 2010 is unaudited and is included in the Fund’s Semi-Annual Report. Results of the interim period are not necessarily indicative of the results of the full year. A copy of the Annual Report and the Semi-Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus. Past results are not indicative of future performance.

The following per share data and ratios have been derived from information provided in the financial statements.

FINANCIAL HIGHLIGHTS

Information contained in the table below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance of the Fund for the last ten years.

Selected data for a common share outstanding throughout each period:

	Year Ended May 31,
PER SHARE OPERATING PERFORMANCE	2011(b)		2010	2009	2008
Beginning Common Share Net Asset Value	$14.77		$13.58	$14.19	$14.57

Investment Operations:
Net Investment Income	0.40		0.84	0.89	0.88
Net Realized/Unrealized Gain (Loss)	(0.14)		1.10	(0.67)	(0.41)
Distributions from Net Investment Income to MuniPreferred Shareholders†	(0.01)		(0.02)	(0.16)	(0.24)
Distributions from Capital Gains to MuniPreferred Shareholders†	0.00		0.00	(0.01)	0.00

Total	0.25		1.92	0.05	0.23

Less Distributions:
Net Investment Income to Common Shareholders	(0.38)		(0.73)	(0.63)	(0.61)
Capital Gains to Common Shareholders	0.00		0.00	(0.03)	0.00

Total	(0.38)		(0.73)	(0.66)	(0.61)

Ending Common Share Net Asset Value	$14.64		$14.77	$13.58	$14.19

Ending Market Value	$14.69		$14.43	$12.68	$13.10
Total Returns:
Based on Market Value*	4.42%		19.89%	2.57%	(7.55)%
Based on Common Share Net Asset Value*	1.67%		14.44%	0.66%	1.63%

Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$155,917		$157,243	$144,504	$150,994
Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement††:
Expenses Including Interest(a)	1.91	%****	1.49%	1.35%	1.25%
Expenses Excluding Interest	1.21	%****	1.20%	1.30%	1.24%
Net Investment Income	5.39	%****	5.88%	6.80%	6.13%
Ratios to Average Net Assets Applicable to Common Shares After Reimbursement††**:
Expenses Including Interest(a)	1.91	%****	1.49%	1.35%	1.25%
Expenses Excluding Interest	1.21	%****	1.20%	1.30%	1.24%
Net Investment Income	5.39	%****	5.88%	6.80%	6.13%
Portfolio Turnover Rate	2%		2%	5%	14%
MuniPreferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$32,975		$32,975	$70,875	$79,100
Liquidation Value Per Share	$25,000		$25,000	$25,000	$25,000
Asset Coverage Per Share	$79,326		$79,788	$75,972	$72,722
MuniFund Term Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$38,755		$38,775	—	—
Liquidation Value Per Share	$10.00		$10.00	—	—
Ending Market Value Per Share	$10.05		$10.00	—	—
Average Market Value Per Share	$10.11		$10.01 ***	—	—
Asset Coverage Per Share	$31.73		$31.92	—	—
MuniPreferred Shares and MuniFund Term Preferred Shares at End of Period:
Asset Coverage per $1 Liquidation Preference	$3.17		$3.19	—	—

*	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
**	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

Year Ended May 31,
2007	2006	2005	2004	2003	2002	2001
$14.47	$15.12	$14.28	$15.10	$14.04	$13.83	$12.83

0.88	0.89	0.92	0.96	1.02	1.03	1.03
0.12	(0.56)	0.92	(0.81)	1.00	0.14	1.01
(0.23)	(0.18)	(0.10)	(0.06)	(0.07)	(0.13)	(0.25)
0.00	0.00	0.00	0.00	0.00	0.00	0.00

0.77	0.15	1.74	0.09	1.95	1.04	1.79

(0.67)	(0.78)	(0.90)	(0.91)	(0.89)	(0.83)	(0.79)
0.00	(0.02)	0.00	0.00	0.00	0.00	0.00

(0.67)	(0.80)	(0.90)	(0.91)	(0.89)	(0.83)	(0.79)

$14.57	$14.47	$15.12	$14.28	$15.10	$14.04	$13.83

$14.84	$14.52	$15.78	$14.45	$17.15	$15.73	$15.85

6.96%	(2.94)%	15.64%	(10.77)%	15.22%	4.77%	26.24%
5.35%	1.08%	12.52%	0.64%	14.33%	7.71%	14.18%

$155,004	$153,834	$160,496	$151,107	$159,415	$147,795	$145,201

1.27%	1.23%	1.24%	1.24%	1.26%	1.32%	1.31%
1.23%	1.23%	1.24%	1.24%	1.26%	1.32%	1.31%
5.95%	6.05%	6.22%	6.54%	7.00%	7.33%	7.58%

1.27%	1.23%	1.24%	1.24%	1.26%	1.32%	1.31%
1.23%	1.23%	1.24%	1.24%	1.26%	1.32%	1.31%
5.95%	6.05%	6.22%	6.54%	7.00%	7.33%	7.58%
13%	13%	10%	16%	16%	13%	8%

$79,100	$79,100	$79,100	$79,100	$79,100	$79,100	$79,100
$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
$73,990	$73,620	$75,726	$72,758	$75,384	$71,712	$70,891

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—

***	For the period January 29, 2010 (first issuance date of shares) through May 31, 2010.
****	Annualized.
†	The amounts shown are based on Common share equivalents.
††	Ratios do not reflect the effect of dividend payments to MuniPreferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to MuniPreferred shares and/or MuniFund Term Preferred shares, where applicable.
(a)	The expense ratios reflect, among other things, payments to MuniFund Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1—General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, in the most recent shareholder report.
(b)	For the six months ended November 30, 2010. Unaudited.

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on January 12, 1993 pursuant to a Declaration of Trust governed by the laws of the Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund’s common shares are listed on the New York Stock Exchange under the symbol “NMY”, and its Series 2015 MTP Shares are listed on the New York Stock Exchange under the symbol “NMY Pr C.” The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

The table below provides information on MuniPreferred shares and Series 2015 MTP Shares (Period Ended May 31, 2010 and November 30, 2010 only) since 2001.

Period Ended	Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Share*	Involuntary Liquidation Preference Per Share	Asset Coverage Ratio**
May 31, 2001	3,164	$70,891	$25,000	284%
May 31, 2002	3,164	$71,712	$25,000	287%
May 31, 2003	3,164	$75,384	$25,000	302%
May 31, 2004	3,164	$72,758	$25,000	291%
May 31, 2005	3,164	$75,726	$25,000	303%
May 31, 2006	3,164	$73,620	$25,000	294%
May 31, 2007	3,164	$73,990	$25,000	296%
May 31, 2008	3,164	$72,722	$25,000	291%
May 31, 2009	2,835	$75,972	$25,000	304%
May 31, 2010
MuniPreferred	1,319	$79,788	$25,000	319%
Series 2015 MTP	3,877,500	$31.92	$10	319%
November 30, 2010
MuniPreferred	1,319	$79,326	$25,000	317%
Series 2015 MTP	3,877,500	$31.73	$10	317%

*	Calculated by dividing net assets (including net assets attributable to preferred shares) at period end by the liquidation value of preferred shares outstanding at period end and multiplied by the Involuntary Liquidation Preference Per Share.
**	Calculated by dividing Asset Coverage Per Share by Involuntary Liquidation Preference Per Share.

The following provides information about the Fund’s outstanding shares as of February 28, 2011.

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common	unlimited	—	10,652,454
MuniPreferred	unlimited
Series W	1,404	—	585
Series TH	1,760	—	734
MTP	unlimited
Series 2015	4,171,625	—	3,877,500
Series 2016	—	—	—

USE OF PROCEEDS

Assuming the issuance and sale in this offering of 3,381,800 MTP Shares, the net proceeds of the offering would be approximately $32,975,730 or $37,972,340 assuming the underwriters exercise an overallotment option of 507,270 MTP Shares, after payment of the underwriting discounts and commissions and estimated offering costs. The Fund intends to use the net proceeds from the sale of MTP Shares to refinance and redeem all of the

Fund’s outstanding MuniPreferred shares, and to maintain the Fund’s leveraged capital structure. Any net proceeds from the sale of MTP Shares that remain after giving effect to the contemplated refinancing and redemption of all of the Fund’s outstanding MuniPreferred shares will be invested in accordance with the Fund’s investment objectives and policies. In addition, to the extent the underwriters purchase additional shares to cover overallotments, the proceeds to the Fund from such additional purchase will be invested in accordance with the Fund’s investment policies or, in the event that only a portion of the Fund’s outstanding MuniPeferred shares are to be redeemed, will be used to redeem additional MuniPreferred shares. Such redemption of the MuniPreferred shares is expected to occur within four weeks of the closing of the offering.

With respect to any net proceeds from the sale of MTP Shares resulting from an exercise of the underwriters’ overallotment option, the Fund may invest in short-term, high quality instruments on a temporary basis. In this event, the Fund expects that such net proceeds would be invested in accordance with the Fund’s investment objectives and policies within eight weeks of the closing of such overallotment option exercise.

CAPITALIZATION

The following table sets forth the capitalization of the Fund as of November 30, 2010, and as adjusted to give effect to (i) the issuance of all MTP Shares offered hereby (assuming the issuance of $33,818,000 in aggregate liquidation preference of MTP Shares and assuming that the underwriters’ overallotment option is not exercised) and (ii) the redemption of all outstanding MuniPreferred shares with the proceeds of the issuance of MTP Shares. Fewer than all of the MuniPreferred shares may be redeemed. The “as adjusted” information is illustrative only and the Fund’s capitalization following completion of this offering is subject to adjustment based on the actual number of MTP Shares sold in the offering, which will be determined at pricing.

	Actual November 30, 2010	As Adjusted November 30, 2010
	(Unaudited)	(Unaudited)
MuniPreferred shares, $25,000 stated value per share, at liquidation value; unlimited shares authorized (1,319 shares outstanding and no shares outstanding, as adjusted, respectively)**	$32,975,000	$—

MTP Shares*, $10 stated value per share, at liquidation value; unlimited shares authorized; (3,877,500 shares outstanding and 7,259,300 shares outstanding, as adjusted, respectively)**	$38,775,000	$72,593,000

COMMON SHAREHOLDERS’ EQUITY:
Common shares, $.01 par value per share; unlimited shares authorized, 10,650,672 shares outstanding**	$106,507	$106,507
Paid-in surplus***	147,894,849	147,894,849
Undistributed net investment income	2,355,437	2,355,437
Accumulated net realized gain (loss) from investments and derivative transactions	(1,733,783)	(1,733,783)
Net unrealized appreciation (depreciation) of investments and derivative transactions	7,293,707	7,293,707

Net assets applicable to common shares	$155,916,717	$155,916,717

*	“As Adjusted” includes both Series 2015 and Series 2016 MTP Shares.
**	None of these outstanding shares are held by or for the account of the Fund.
***	Assumes a total of $842,270 of underwriting discounts and commissions and other estimated offering costs of the Series 2016 MTP Shares’ issuance will be capitalized and amortized over the life of the Series 2016 MTP Shares.

SUPPLEMENTAL PORTFOLIO INFORMATION

Set forth below are selected historical data (unaudited) relating to the Fund and its portfolio holdings at each period noted.

	November 30, 2010	May 31,
OPERATING PERFORMANCE RATIOS		2010	2009	2008
Asset Coverage(a)	317%	319%	304%	291%
Net Investment Income Coverage(b)	657%	1,467%	556%	367%
Structural Leverage(c)	32%	31%	33%	34%
Effective Leverage(d)	35%	35%	37%	36%

(a)	Based on 1940 Act requirements that are described in this prospectus under the heading “Description of MTP Shares – Restrictions on Dividend, Redemption and Other Payments.”
(b)	Calculated by dividing “Net Investment Income” by “Distributions from Net Investment Income to MuniPreferred Shareholders” for periods ended prior to May 31, 2010. For May 31, 2010 and November 30, 2010, the ratio is calculated using the per share net investment income before interest expense and amortization of offering costs related to the outstanding MTP shares divided by the per share sum of the interest expense and amortization of offering costs related to outstanding MTP shares and “Distributions from Net Investment Income to MuniPreferred Shareholders.”
(c)	Based on the inverse of the Asset Coverage Ratio (meaning the ratio of the Fund’s total debt, if any, and the involuntary liquidation preference of Preferred Stock to the Fund’s total assets less liabilities and indebtedness not represented by senior securities).
(d)	Effective Leverage Ratio is previously defined in the prospectus summary under the heading “Effective Leverage Ratio.”

	November 30, 2010	May 31,
PORTFOLIO DATA		2010	2009	2008
Total Managed Assets (000s)(a)	$227,667	$228,993	$215,379	$230,094
Number of Issuers(b)	63	64	60	59
Number of Issuers in Default	—	—	—	—
Average Issuer Holding (000s)(c)	$3,669	$3,672	$3,544	$3,840
Top 10 Issuers (as % of Total Investments)	45.24%	46.24%	47.22%	47.28%
Average Effective Maturity on Securities (years)	14.88	15.61	15.19	15.79
Average Duration (years)	5.94	5.71	6.52	6.71
AMT Bonds (as % of Total Investments)	11.29%	11.50%	11.83%	9.30%
Inverse Floaters (as % of Total Investments)(d)	3.37%	3.41%	3.23%	1.23%

(a)	Net assets applicable to common shares plus Preferred Stock at liquidation value.
(b)	Issuer is defined as the legal entity or obligor that develops, registers and sells municipal securities for the purpose of financing its operations.
(c)	Calculated by dividing the market value of the municipal securities in the Fund’s portfolio by the number of issuers.
(d)	Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. See “Portfolio Composition—Municipal Securities—Inverse Floating Rate Securities.”

CREDIT QUALITY (AS % OF TOTAL MUNICIPAL BONDS)(a),(b)	November 30, 2010	May 31,
		2010	2009	2008
AAA/U.S. Guaranteed	33%	39%	46%	56%
AA	29%	25%	27%	18%
A	18%	17%	11%	11%
BBB	14%	13%	14%	12%
BB or Lower	2%	2%	1%	1%
N/R	4%	4%	1%	2%

	100%	100%	100%	100%

(a)	The percentages shown in the table above may reflect the ratings on certain bonds whose insurer has experienced downgrades.
(b)	Under normal market conditions, the Fund will invest its net assets in a portfolio of municipal securities that are exempt from regular federal and Maryland income taxes.

PORTFOLIO COMPOSITION (AS % OF TOTAL INVESTMENTS)	November 30, 2010	May 31,
		2010	2009	2008
Consumer Discretionary	1.9%	1.7%	1.4%	2.0%
Consumer Staples	1.1%	1.1%	1.1%	1.2%
Education and Civic Organizations	10.5%	11.3%	11.8%	11.4%
Health Care	18.2%	17.1%	15.2%	14.5%
Housing/Multifamily	8.3%	8.5%	8.3%	8.1%
Housing/Single Family	7.6%	7.5%	6.5%	5.0%
Industrials	1.8%	1.8%	0.9%	0.8%
Long-Term Care	2.2%	2.2%	1.7%	1.9%
Tax Obligation/General	12.5%	19.2%	21.0%	22.8%
Tax Obligation/Limited	9.8%	10.5%	10.2%	10.1%
Transportation	3.3%	3.2%	3.1%	3.1%
U.S. Guaranteed	17.1%	11.1%	13.9%	14.3%
Utilities	3.5%	2.6%	2.5%	2.6%
Water and Sewer	2.2%	2.2%	2.4%	2.2%

	100.0%	100.0%	100.0%	100.0%

DESCRIPTION OF MTP SHARES

The following is a brief description of the terms of MTP Shares, including specific terms of Series 2016 MTP Shares. This is not a complete description and is subject to and entirely qualified by reference to the Fund’s Declaration of Trust and the Statement. These documents are filed with the Securities and Exchange Commission as exhibits to the Fund’s registration statement of which this prospectus is a part and the Statement also is attached as Appendix A to the SAI. Copies may be obtained as described under “Available Information.” Many of the terms in this section have a special meaning. Any capitalized terms in this section that are not defined have the meaning assigned to them in the Statement.

General

At the time of issuance the MTP Shares will be fully paid and non-assessable and have no preemptive, conversion, or exchange rights or rights to cumulative voting. MTP Shares will rank equally with shares of all other Preferred Stock of the Fund including outstanding Series 2015 MTP Shares and MuniPreferred shares, if any, and with any other series of preferred shares of the Fund that might be issued in the future, as to payment of dividends and the distribution of the Fund’s assets upon dissolution, liquidation or winding up of the affairs of the Fund. MTP Shares and all other Preferred Stock of the Fund are senior as to dividends and distributions to the Fund’s common shares. The Fund may issue additional series of Preferred Stock in the future that will be classified as MuniFund Term Preferred Shares, and any such series, together with the Series 2015 MTP Shares and MTP Shares, are herein collectively referred to as “MuniFund Term Preferred Shares.”

Except in certain limited circumstances, holders of MTP Shares will not receive certificates representing their ownership interest in such shares, and the MTP Shares will be represented by a global certificate to be held by the Securities Depository for the MTP Shares. The Depository Trust Company will initially act as Securities Depository with respect to the MTP Shares.

Dividends and Dividend Periods

General.    The following is a general description of dividends and dividend periods. The holders of MTP Shares will be entitled to receive cumulative cash dividends and distributions on such shares, when, as and if declared by, or under authority granted by, the Board of Trustees, out of funds legally available for payment and in preference to dividends and distributions on common shares of the Fund, calculated separately for each

Dividend Period for such MTP Shares at the Dividend Rate for such MTP Shares in effect during such Dividend Period, on an amount equal to the Liquidation Preference for such MTP Shares. The Dividend Rate is computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends so declared and payable will be paid to the extent permitted under state law and the Declaration of Trust, and to the extent available, in preference to and priority over any dividend declared and payable on the common shares.

Fixed Dividend Rate.    The Fixed Dividend Rate is an annual rate of         % for Series 2016 MTP Shares. The Fixed Dividend Rate for MTP Shares may be adjusted in certain circumstances, including a change in the credit rating of such MTP Shares and/or upon the occurrence of certain events resulting in a “Default Period” (as defined below) (the Fixed Dividend Rate as it may be adjusted is referred to as the “Dividend Rate”).

Payment of Dividends and Dividend Periods.    Dividends on the MTP Shares will be payable monthly. The first Dividend Period for the MTP Shares will commence on the Date of Original Issue of MTP Shares and end on April 30, 2011 and each subsequent Dividend Period will be a calendar month (or the portion thereof occurring prior to the redemption of such MTP Shares). Dividends will be paid on the Dividend Payment Date—the first Business Day of the month next following a Dividend Period and upon redemption of the MTP Shares, except that dividends paid with respect to any Dividend Period consisting of the month of December in any year will be paid on the last Business Day of December. Except for the first Dividend Period, dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of MTP Shares as their names shall appear on the registration books of the Fund at the close of business on the 15th day of such monthly Dividend Period (or if such day is not a Business Day, the next preceding Business Day). Dividends with respect to the first Dividend Period of the Series 2016 MTP Shares will be declared and paid to holders of record of such MTP Shares as their names appear on the registration books of the Fund at the close of business on April 28, 2011. Dividends payable on any MTP Shares for any period of less than a full monthly Dividend Period, including in connection with the first Dividend Period for such shares or upon any redemption of such shares on any redemption date other than on a Dividend Payment Date, will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed for any period of less than one month.

On account of the foregoing provisions, only the holders of MTP Shares on the record date for a Dividend Period will be entitled to receive dividends and distributions payable with respect to such Dividend Period, and holders of MTP Shares who sell shares before such a record date and purchasers of MTP Shares who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such MTP Shares.

Adjustment to Fixed Dividend Rate—Ratings.    If the highest credit rating assigned on any date to outstanding MTP Shares by any of Moody’s, S&P or Fitch is equal to one of the ratings set forth in the table below, the Dividend Rate applicable to such outstanding MTP Shares for such date will be computed or adjusted by multiplying the Fixed Dividend Rate by the applicable percentage (expressed as a decimal) set forth opposite the applicable highest credit rating so assigned on such date to such outstanding MTP Shares by any such Rating Agency as set forth in the table below.

Dividend Rate Adjustment Schedule

S&P	Moody’s	Fitch	Applicable Percentage
“AAA”	“Aaa”	“AAA”	100%
“AA+” to “AA-”	“Aa1” to “Aa3”	“AA+” to “AA-”	110%
“A+” to “A-”	“A1” to “A3”	“A+” to “A-”	125%
“BBB+” to “BBB-”	“Baa1” to “Baa3”	“BBB+” to “BBB-”	150%
“BB+” and lower	“Ba1” and lower	“BB+” and lower	200%

If no Rating Agency is rating outstanding MTP Shares, the Dividend Rate applicable to the MTP Shares for such date shall be adjusted by multiplying the Fixed Dividend Rate for such shares by 200%.

The Board of Trustees of the Fund has the right to terminate the designation of any of S&P, Moody’s and Fitch as a Rating Agency for purposes of the MTP Shares, provided that at least one Rating Agency continues to maintain a rating with respect to the MTP Shares. In such event, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of the MTP Shares which are described in this prospectus or included in the Statement, will be disregarded, and only the ratings of the then-designated Rating Agencies will be taken into account. If a Rating Agency replaces any credit rating used in the determination of the Dividend Rate with a replacement credit rating, references to the replaced credit rating shall thereafter refer to the replacement credit rating. No adjustment to the Dividend Rate shall result in the Dividend Rate being less than the Fixed Dividend Rate.

Adjustment to Fixed Dividend Rate—Default Period.    The Dividend Rate will be adjusted to the Default Rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to MTP Shares will commence on a date the Fund fails to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on the (i) applicable Dividend Payment Date, Deposit Securities sufficient to pay the full amount of any dividend on MTP Shares payable on such Dividend Payment Date (a “Dividend Default”) or (ii) applicable Redemption Date (as defined below), Deposit Securities sufficient to pay the full amount of the redemption price payable on such Redemption Date (a “Redemption Default” and, together with a Dividend Default, referred to as a “Default”). Subject to the cure provisions in the next paragraph below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid redemption price shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. In the case of a Default, the applicable dividend rate for each day during the Default Period will be equal to the Default Rate. The “Default Rate” for any calendar day shall be equal to the applicable Dividend Rate in effect on such day plus five percent (5%) per annum.

No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by 360.

Mechanics of Payment of Dividends.    Not later than 12:00 noon, New York City time, on a Dividend Payment Date, the Fund is required to deposit with the Redemption and Paying Agent sufficient funds for the payment of dividends in the form of Deposit Securities. Deposit Securities will generally consist of (i) cash or cash equivalents; (ii) direct obligations of the United States or its agencies or instrumentalities that are entitled to the full faith and credit of the United States (“U.S. Government Obligations”); (iii) securities that constitute municipal securities as described in this prospectus, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of income that is exempt from federal income taxes (“Municipal Obligations”) that have credit ratings from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations with substantially similar terms; (iv) investments in money market funds registered under the 1940 Act that qualify under Rule 2a-7 under the 1940 Act and certain similar investment vehicles that invest in Municipal Obligations, U.S. Government Obligations or any combination thereof; or (v) any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions, in each case either that is a demand obligation payable to the holder on any Business Day or that has a maturity date, mandatory redemption date or mandatory payment date, preceding the relevant Redemption Date, Dividend Payment Date or other payment date. The Fund does not intend to establish any reserves for the payment of dividends.

All Deposit Securities paid to the Redemption and Payment Agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of MTP Shares. Dividends will be paid by the Redemption and Payment Agent to the holders of MTP Shares as their names appear on the registration books of the Fund. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of MTP Shares as their names appear on the registration books of the Fund on such date, not exceeding 15 calendar days preceding the payment date thereof, as may be fixed by the Board of Trustees. Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any MTP Shares which may be in arrears. See “—Adjustment to Fixed Dividend Rate—Default Period.”

Upon failure to pay dividends for at least two years, the holders of MTP Shares will acquire certain additional voting rights. See “—Voting Rights” below. Such rights shall be the exclusive remedy of the holders of MTP Shares upon any failure to pay dividends on MTP Shares.

Distributions with respect to Taxable Allocations.

Holders of MTP Shares will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, additional distributions payable with respect to Taxable Allocations (as defined below) that are paid with respect to such shares in accordance with one of the procedures described in the following three paragraphs as set forth below.

Each year, the Fund will allocate exempt interest dividends, ordinary income dividends, and capital gain distributions, between its common shares and Preferred Stock, including MTP Shares, in proportion to the total dividends paid to each class during or with respect to such year. See “Tax Matters—Federal Income Tax Treatment of Holders of MTP Shares.” The Fund may provide notice to the Redemption and Paying Agent prior to the commencement of any Dividend Period for MTP Shares of the amount of a Taxable Allocation that will be made in respect of such MTP Shares for such Dividend Period (a “Notice of Taxable Allocation”). Such Notice of Taxable Allocation will state the amount of the dividends payable in respect of MTP Shares for such Dividend Period that will be treated as a Taxable Allocation and the amount of any Additional Amount Payments (as defined below) to be paid in respect of such Taxable Allocation. If the Fund provides a Notice of Taxable Allocation with respect to dividends payable on MTP Shares for a Dividend Period, the Fund will, in addition to and in conjunction with the payment of such dividends payable, make a supplemental distribution in respect of each MTP Share for such Dividend Period of an additional amount equal to the Additional Amount Payment payable in respect of the Taxable Allocation paid on such MTP Share for such Dividend Period. In general, the Fund intends to provide Notices of Taxable Allocations as contemplated by this paragraph.

If the Fund does not provide a Notice of Taxable Allocation as provided above with respect to a Taxable Allocation that is made in respect of MTP Shares, the Fund may make one or more supplemental distributions on such MTP Shares equal to the amount of such Taxable Allocation. Any such supplemental distribution in respect of such shares may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the holders of such MTP Shares as their names appear on the registration books of the Fund on such date, not exceeding 15 calendar days preceding the payment date of such supplemental distribution, as may be fixed by the Board of Trustees.

If in connection with a redemption of MTP Shares, the Fund makes a Taxable Allocation without having either given advance notice thereof or made one or more supplemental distributions as described above, the Fund will direct the Redemption and Paying Agent to send an Additional Amount Payment in respect of such Taxable Allocation to each holder of such shares at such holder’s address as the same appears or last appeared on the record books of the Fund.

The Fund will not be required to pay Additional Amount Payments with respect to any MTP Shares with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

The term “Taxable Allocation” as used above means, with respect to MTP Shares, the allocation of any net capital gains or other income taxable for federal income tax purposes to a dividend paid in respect of such shares. The term “Additional Amount Payment” means a payment to a holder of MTP Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such Additional Amount Payment relates, would cause such holder’s dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such holder if the amount of such aggregate Taxable Allocations would have been excludable (for federal income tax purposes) from the gross income of such holder. Such Additional Amount Payment will be calculated (i) without consideration being given to the time value of money; (ii) assuming that no holder of MTP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is reported as an exempt-interest dividend under Section 852(b)(5) of the Code) would be taxable in the hands of each holder of MTP Shares at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is paid.

Restrictions on Dividend, Redemption and Other Payments

No full dividends and distributions will be declared or paid on MTP Shares for any Dividend Period, or a part of a Dividend Period, unless the full cumulative dividends and distributions due through the most recent dividend payment dates for all outstanding shares of Preferred Stock (including shares of other series of MuniFund Term Preferred Shares) have been, or contemporaneously are, declared and paid through the most recent dividend payment dates for each share of Preferred Stock. If full cumulative dividends and distributions due have not been paid on all outstanding shares of Preferred Stock of any series, any dividends and distributions being declared and paid on MTP Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on the shares of each such series of Preferred Stock on the relevant dividend payment date. No holders of MTP Shares will be entitled to any dividends and distributions in excess of full cumulative dividends and distributions as provided in the Statement.

For so long as any MuniFund Term Preferred Shares are outstanding, the Fund will not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in common stock of the Fund) in respect of the common stock of the Fund, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any such common stock, or (z) pay any proceeds of the liquidation of the Fund in respect of such common stock, unless, in each case, (A) immediately thereafter, the Fund shall be in compliance with the 200% asset coverage limitations set forth under the 1940 Act, (B) all cumulative dividends and distributions of shares of all series of MuniFund Term Preferred Shares of the Fund and all other series of Preferred Stock ranking on a parity with the MTP Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and sufficient funds or Deposit Securities as permitted by the terms of such Preferred Stock for the payment thereof shall have been deposited irrevocably with the applicable paying agent) and (C) the Fund shall have deposited Deposit Securities with the Redemption and Paying Agent in accordance with the requirements described herein with respect to outstanding MuniFund Term Preferred Shares of any series to be redeemed pursuant to a Term Redemption or Asset Coverage or Effective Leverage Mandatory Redemption resulting from the failure to comply with the Asset Coverage or Effective Leverage Ratio as described below for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms described herein on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

Except as required by law, the Fund will not redeem any MTP Shares unless all accumulated and unpaid dividends and distributions on all outstanding MTP Shares and other series of Preferred Stock ranking on a parity with the MTP Shares with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent, provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding MTP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding MTP Shares and any other series of Preferred Stock for which all accumulated and unpaid dividends and distributions have not been paid.

As a fundamental policy, the Fund may not issue debt securities that rank senior to MTP Shares other than for temporary or emergency purposes. See the SAI, “Investment Restrictions.” Under the 1940 Act, the Fund may not (i) declare any dividend with respect to any preferred shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to any borrowings of the Fund that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the preferred shares or purchase or redeem preferred shares if at the time of the declaration or redemption (and after giving effect thereto), asset coverage with respect to such borrowings that are senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares). Notwithstanding the 1940 Act’s requirements, MTP Shares have a higher Asset Coverage (as defined for purposes of the MTP Shares) of at least 225% instead of 200%. “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of capital stock) and evidencing indebtedness and could include the Fund’s obligations under any borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term “senior security” does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term “senior security” also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 calendar days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% statutory asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of preferred shares, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of the applicable determination.

Asset Coverage

If the Fund fails to maintain Asset Coverage of at least 225% as of the close of business on each Business Day, the MTP Shares may become subject to mandatory redemption as provided below. Asset Coverage means “asset coverage” of a class of senior security which is a stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date of the Statement, determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination. For purposes of this determination, no MTP Shares or other Preferred Stock shall be deemed to be outstanding for purposes of the computation of Asset Coverage if, prior to or concurrently with such determination, either (A) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Preferred Stock) to pay the full redemption price for such Preferred Stock (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for such Preferred Stock and the requisite notice of redemption for such Preferred Stock (or the portion thereof to be redeemed) shall have been given or (B) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Preferred Stock) to pay the full redemption price for such Preferred Stock (or the portion thereof to be redeemed) shall have been segregated by the Fund and its custodian from the assets of the Fund in the same manner as described under “—Term Redemption Liquidity Account and Liquidity Requirement” below with respect to the Liquidity Requirement applicable to the MTP Shares. In such event, the Deposit Securities or other sufficient funds so deposited or segregated shall not be included as assets of the Fund for purposes of the computation of Asset Coverage.

Effective Leverage Ratio

If the Fund’s Effective Leverage Ratio exceeds 50% as of the close of business on any Business Day, the MTP Shares may become subject to mandatory redemption as provided below. The “Effective Leverage Ratio” on any date means the quotient of the sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, (1) any such senior securities for which the Fund has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption and (2) any such senior securities that are to be redeemed with net proceeds from the sale of the MTP Shares, for which the Fund has delivered Deposit Securities or sufficient funds to the paying agent for such Preferred Stock or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by the sum of (A) the market value (determined in accordance with the Fund’s valuation procedures) of the Fund’s total assets (including amounts attributable to senior securities), less the amount of the Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness, including floating rate securities); and (B) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

Redemption

Term Redemption.    The Fund is required to provide for the mandatory redemption (the “Term Redemption”) of all of the Series 2016 MTP Shares on April 1, 2016 (the “Term Redemption Date”), at a redemption price equal to the Liquidation Preference per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the Term Redemption Date (the “Term Redemption Price”).

Mandatory Redemption for Asset Coverage and Effective Leverage Ratio.

Asset Coverage.    If the Fund fails to have Asset Coverage of at least 225% as provided in the Statement and such failure is not cured as of the close of business on the Asset Coverage Cure Date, the Fund will fix a redemption date and proceed to redeem the number of shares of Preferred Stock as described below at a price per share equal to the liquidation price per share of the applicable Preferred Stock, which in the case of the MTP Shares is equal to the Liquidation Preference per Share plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption by the Board of Trustees (the “Mandatory Redemption Price”). The Fund will redeem out of funds legally available the number of shares of Preferred Stock (which may include at the sole option of the Fund any number or proportion of MTP Shares) equal to the lesser of (i) the minimum number of shares of Preferred Stock, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage of at least 230% and (ii) the maximum number of shares of Preferred Stock that can be redeemed out of funds expected to be legally available in accordance with the Declaration of Trust of the Fund and applicable law. Notwithstanding the foregoing sentence, in the event that shares of Preferred Stock are redeemed pursuant to the Statement, the Fund may at its sole option, but is not required to, redeem a sufficient number of MTP Shares that, when aggregated with other shares of Preferred Stock redeemed by the Fund, permits the Fund to have with respect to the shares of Preferred Stock (including MTP Shares) remaining outstanding after such redemption, Asset Coverage on such Asset Coverage Cure Date of as much as 285%. The Fund will effect a redemption on the date fixed by the Fund, which date will not be later than 30 calendar days after the Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of MTP Shares and other shares of Preferred Stock which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to 30 calendar days after the Asset Coverage Cure Date, the Fund will redeem those MTP Shares and other shares of Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

If fewer than all of the outstanding MTP Shares are to be redeemed pursuant to the Asset Coverage mandatory redemption provisions above, the MTP Shares to be redeemed will be selected either (i) pro rata among MTP Shares, (ii) by lot or (iii) in such other manner as the Board of Trustees of the Fund may determine to be fair and equitable.

Effective Leverage Ratio.    If the Fund fails to comply with the Effective Leverage Ratio (as defined above) requirement as of the close of business on any Business Day on which such compliance is determined and such failure is not cured as of the close of business on the Effective Leverage Ratio Cure Date, the Fund will within 30 days following the Effective Leverage Ratio Cure Date cause the Fund to have an Effective Leverage Ratio of 50% or less by (A) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (B) redeeming in accordance with the Fund’s Declaration of Trust a sufficient number of shares of Preferred Stock, which at the Fund’s sole option may include any number or proportion of MuniFund Term Preferred Shares, or (C) engaging in any combination of the actions contemplated by clauses (A) and (B). Any MTP Shares so redeemed will be redeemed at a price per share equal to the Mandatory Redemption Price.

On the Redemption Date for a redemption contemplated by clause (B) in the paragraph above, the Fund will not redeem more than the maximum number of shares of Preferred Stock that can be redeemed out of funds expected to be legally available therefor in accordance with the Fund’s Declaration of Trust and applicable law. If the Fund is unable to redeem the required number of MTP Shares and other shares of Preferred Stock which have been designated to be redeemed in accordance with clause (B) in the paragraph above due to the unavailability of legally available funds, the Fund will redeem those MTP Shares and other shares of Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

If fewer than all of the outstanding MTP Shares are to be redeemed pursuant to the Effective Leverage Ratio mandatory redemption provisions above, the MTP Shares to be redeemed will be selected either (A) pro rata among MTP Shares, (B) by lot or (C) in such other manner as the Board of Trustees of the Fund may determine to be fair and equitable.

Optional Redemption.    On any Business Day following the expiration of the Non-Call Period for MTP Shares or on any Business Day during a Rating Downgrade Period for MTP Shares, including a Business Day during the Non-Call Period for such MTP Shares (any such Business Day, an “Optional Redemption Date”), the Fund may redeem in whole or from time to time in part outstanding MTP Shares, at a redemption price equal to the Liquidation Preference, plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Fund, but excluding interest thereon), plus the applicable Optional Redemption Premium per share (as calculated below) (the “Optional Redemption Price”). The “Optional Redemption Premium” with respect to each MTP Share will be an amount equal to:

•	if the Optional Redemption Date does not occur during a Rating Downgrade Period but occurs on or after April 1, 2012 and prior to October 1, 2012, 1.00% of the Liquidation Preference;

•	if the Optional Redemption Date does not occur during a Rating Downgrade Period but occurs on or after October 1, 2012 and prior to April 1, 2013, 0.5% of the Liquidation Preference; or

•	if the Optional Redemption Date either occurs during a Rating Downgrade Period or occurs on or after April 1, 2013, 0.00% of the Liquidation Preference.

If fewer than all of the outstanding MTP Shares are to be redeemed pursuant to the optional redemption provisions above, the MTP Shares to be redeemed will be selected either (i) pro rata among MTP Shares, (ii) by lot or (iii) in such other manner as the Board of Trustees of the Fund may determine to be fair and equitable. Subject to the provisions of the Statement and applicable law, the Fund’s Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which MTP Shares will be redeemed from time to time.

The Fund may not on any date deliver a notice of redemption to redeem any MTP Shares pursuant to the optional redemption provisions described above unless on such date the Fund has available Deposit Securities for the Optional Redemption Date contemplated by such notice of redemption having a Market Value not less than the amount (including any applicable premium) due to holders of MTP Shares by reason of the redemption of such MTP Shares on such Optional Redemption Date.

Redemption Procedures.    The Fund will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide the 30 calendar day notice period contemplated by Rule 23c-2 under the 1940 Act, or such shorter notice period as may be permitted by the Securities and Exchange Commission or its staff.

If the Fund shall determine or be required to redeem, in whole or in part, MTP Shares, it will deliver a notice of redemption (a “Notice of Redemption”) by overnight delivery, by first class mail, postage prepaid or by electronic means to the holders of such MTP Shares to be redeemed, or request the Redemption and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail or by electronic means. A Notice of Redemption will be provided not more than 45 calendar days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each Notice of Redemption will state: (i) the Redemption Date; (ii) the number of MTP Shares to be redeemed and the series of MTP Shares; (iii) the CUSIP number(s) of such MTP Shares; (iv) the applicable Redemption Price of MTP Shares to be redeemed on a per share basis; (v) if applicable, the place or places where the certificate(s) for such MTP Shares (properly endorsed or assigned for transfer, if the Board of Trustees of the Fund will so require and the Notice of Redemption states) are to be surrendered for payment of the redemption price; (vi) that dividends on MTP Shares to be redeemed will cease to accumulate from and after the redemption date; and (vii) the provisions of the Statement under which such redemption is made. If fewer than all MTP Shares held by any holder are to be redeemed, the Notice of Redemption mailed to such holder shall also specify the number of MTP Shares to be redeemed from such holder or the method of determining such number. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to a Statement that such redemption is subject to one or more conditions precedent and that the Fund will not be required to effect such redemption unless each such condition has been satisfied. No defect in any Notice of Redemption or delivery thereof will affect the validity of redemption proceedings except as required by applicable law.

If the Fund gives a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Fund), the Fund will (i) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value at the time of deposit no less than the redemption price of the MTP Shares to be redeemed on the Redemption Date and (ii) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable redemption price to the holders of MTP Shares called for redemption on the Redemption Date. The Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment will be available at the opening of business on the Redemption Date as same day funds. Notwithstanding the foregoing, if the Redemption Date is the Term Redemption Date, then such deposit of Deposit Securities (which may come in whole or in part from the Term Redemption Liquidity Account described below) will be made no later than 15 calendar days prior to the Term Redemption Date.

Upon the date of the deposit of Deposit Securities by the Fund for purposes of redemption of MTP Shares, all rights of the holders of MTP Shares so called for redemption shall cease and terminate except the right of the holders thereof to receive the Term Redemption Price, Mandatory Redemption Price or Optional Redemption Price thereof, as applicable (any of the foregoing referred to herein as the “Redemption Price”), and such MTP Shares shall no longer be deemed outstanding for any purpose whatsoever (other than the transfer thereof prior to the applicable Redemption Date and other than the accumulation of dividends thereon in accordance with the terms of the MTP Shares up to (but excluding) the applicable Redemption Date). The Fund will be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of MTP Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of 90 calendar days from the Redemption Date will, to the extent permitted by law, be repaid to the Fund, after which the holders of MTP Shares so called for redemption shall look only to the Fund for payment of the Redemption Price. The Fund will be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

On or after a Redemption Date, each holder of MTP Shares in certificated form (if any) that are subject to redemption will surrender the certificate(s) evidencing such MTP Shares to the Fund at the place designated in the Notice of Redemption and will then be entitled to receive the Redemption Price, without interest, and in the case of a redemption of fewer than all MTP Shares represented by such certificate(s), a new certificate representing MTP Shares that were not redeemed.

Notwithstanding the other redemption provisions described herein, except as otherwise required by law, the Fund will not redeem any MTP Shares unless all accumulated and unpaid dividends and distributions on all outstanding MTP Shares and shares of other series of Preferred Stock ranking on a parity with the MTP Shares with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent as set forth herein, provided that the Fund will not be prevented from the purchase or acquisition of outstanding MTP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding MTP Shares and any other series of Preferred Stock for which all accumulated and unpaid dividends and distributions have not been paid.

If any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of legally available funds of the Fund in accordance with the Declaration of Trust of the Fund and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default will be deemed to have occurred if the Fund has failed to deposit in trust with the Redemption and Paying Agent the applicable Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any MuniFund Term Preferred Shares, dividends may be declared and paid on such MuniFund Term Preferred Shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such MuniFund Term Preferred Shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

The Fund may, in its sole discretion and without a shareholder vote, modify the redemption procedures with respect to notification of redemption for the MTP Shares, provided that such modification does not materially and adversely affect the holders of MTP Shares or cause the Fund to violate any applicable law, rule or regulation.

Term Redemption Liquidity Account and Liquidity Requirement

On or prior to October 1, 2015 ( the “Liquidity Account Initial Date”), the Fund will cause its custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with its custodian’s normal procedures, from the other assets of the Fund (the “Term Redemption Liquidity Account”) Deposit Securities or any other security or investment owned by the Fund that is rated not less than A3 by

Moody’s, A- by S&P, A- by Fitch or an equivalent rating by any other NRSRO (each a “Liquidity Account Investment” and collectively the “Liquidity Account Investments”) with a Market Value (as defined in the Statement) equal to at least 110% of the Term Redemption Amount (as defined below) with respect to such MTP Shares. The “Term Redemption Amount” for MTP Shares is equal to the Term Redemption Price to be paid on the Term Redemption Date, based on the number of MTP Shares then outstanding, assuming for this purpose that the Dividend Rate in effect at the Liquidity Account Initial Date will be the Dividend Rate in effect until the Term Redemption Date. If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for MTP Shares as of the close of business on any Business Day is less than 110% of the Term Redemption Amount, then the Fund will cause the custodian and Nuveen Fund Advisors to take all such necessary actions, including segregating assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account is at least equal to 110% of the Term Redemption Amount not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund segregated as Liquidity Account Investments with respect to the MTP Shares, Nuveen Fund Advisors, on behalf of the Fund, will be entitled to instruct the custodian on any date to release any Liquidity Account Investments from such segregation and to substitute therefor other Liquidity Account Investments not so segregated, so long as (i) the assets of the Fund segregated as Liquidity Account Investments at the close of business on such date have a Market Value (as defined in the Statement) equal to 110% of the Term Redemption Amount and (ii) the assets of the Fund segregated as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) (as set forth below) that is applicable to such date. The Fund will cause the custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the custodian with respect to the payment of its fees or repayment for its advances.

The Market Value of the Deposit Securities held in the Term Redemption Liquidity Account for the MTP Shares, from and after the 15th day of the calendar month that is the number of months preceding the month of the Term Redemption Date specified in the table set forth below, will not be less than the percentage of the Term Redemption Amount for the MTP Shares set forth below opposite such number of months (the “Liquidity Requirement”), but in all cases subject to the cure provisions of described below:

Number of Months Preceding	Value of Deposit Securities as Percentage of Term Redemption Amount
5	20%
4	40%
3	60%
2	80%
1	100%

If the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for the MTP Shares as of the close of business on any Business Day is less than the Liquidity Requirement for such Business Day, then the Fund will cause the segregation of additional or substitute Deposit Securities in respect of the Term Redemption Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account is at least equal to the Liquidity Requirement not later than the close of business on the next succeeding Business Day.

The Deposit Securities included in the Term Redemption Liquidity Account may be applied by the Fund, in its discretion, towards payment of the Term Redemption Price. Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the MTP Shares on the Term Redemption Date, the requirement of the Fund to maintain the Term Redemption Liquidity Account as described above will lapse and be of no further force and effect.

Liquidation Rights

In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of MuniFund Term Preferred Shares will be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the common stock, a liquidation distribution equal to the Liquidation Preference of $10 per share, plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the date fixed for such distribution or payment (whether or not earned or declared by the Fund, but excluding interest thereon), and such holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all MuniFund Term Preferred Shares, and any other outstanding shares of Preferred Stock, shall be insufficient to permit the payment in full to such holders of MuniFund Term Preferred Shares of the Liquidation Preference plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to such other shares of Preferred Stock, then the available assets shall be distributed among the holders of such MuniFund Term Preferred Shares and such other series of Preferred Stock ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund whether voluntary or involuntary, unless and until the Liquidation Preference on each outstanding MuniFund Term Preferred Share plus accumulated and unpaid dividends and distributions has been paid in full to the holders of MuniFund Term Preferred Shares, no dividends, distributions or other payments will be made on, and no redemption, repurchase or other acquisition by the Fund will be made by the Fund in respect of, the common stock of the Fund.

Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund will be a dissolution, liquidation or winding up, whether voluntary or involuntary, for purposes of the provisions relating to liquidation set forth in the Statement.

Voting Rights

Except as otherwise provided in the Fund’s Declaration of Trust, the Statement, or as otherwise required by applicable law, each holder of MTP Shares will be entitled to one vote for each MTP Share held by such holder on each matter submitted to a vote of shareholders of the Fund and the holders of outstanding shares of Preferred Stock, including the MTP Shares and Series 2015 MTP Shares, will vote together with holders of shares of common stock of the Fund as a single class. Under applicable rules of the New York Stock Exchange, the Fund is currently required to hold annual meetings of shareholders.

In addition, the holders of outstanding shares of Preferred Stock, including the MTP Shares and Series 2015 MTP Shares, will be entitled, as a class, to the exclusion of the holders of all other securities and classes of common stock of the Fund, to elect two trustees of the Fund at all times. The holders of outstanding shares of common stock and Preferred Stock, including MTP Shares and Series 2015 MTP Shares, voting together as a single class, will elect the balance of the trustees of the Fund.

Notwithstanding the foregoing, if (i) at the close of business on any dividend payment date for dividends on any outstanding share of Preferred Stock, including any outstanding MuniFund Term Preferred Shares, accumulated dividends (whether or not earned or declared) on the shares of Preferred Stock, including the MTP Shares and Series 2015 MTP Shares, equal to at least two full year’s dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or (ii) at any time holders of any shares of Preferred Stock are entitled under the 1940 Act to elect a majority of the trustees of the Fund (a period when either of the foregoing conditions exists, a “Voting Period”), then the number of members constituting the Board of Trustees of the Fund will automatically be increased by the smallest number that, when added to the two trustees elected exclusively by the holders of shares of Preferred Stock, including the MTP Shares and Series 2015 MTP Shares, as described above, would constitute a majority of the Board as so increased by such smallest number; and the holders of the shares of Preferred Stock, including the MTP Shares and Series 2015 MTP Shares, will be entitled as a class on a one-vote-per-share basis, to elect such additional trustees. The terms of office of the persons who are trustees at the time of that election will not be affected by the election of the additional trustees. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of Preferred Stock, including MTP Shares and Series 2015 MTP Shares, for all past dividend periods, or the Voting Period is otherwise terminated, (i) the voting rights stated above shall cease, subject always, however, to the revesting of such voting rights in the holders of shares of Preferred Stock upon the further occurrence of any of the events described herein, and (ii) the terms of office of all of the additional trustees so elected will terminate automatically. Any Preferred Stock, including MTP Shares and Series 2015 MTP Shares, and any MuniFund Term Preferred Shares, issued after the date hereof will vote with MTP Shares as a single class on the matters described above, and the issuance of any other Preferred Stock, including MTP Shares, by the Fund may reduce the voting power of the holders of MTP Shares.

As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect additional trustees as described above, the Fund will call a special meeting of such holders and notify the Redemption and Paying Agent and/or such other person as is specified in the terms of such Preferred Stock to receive notice, (i) by mailing or delivery by electronic means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Stock, a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 calendar days after the date of the delivery by electronic means or mailing of such notice. If the Fund fails to call such a special meeting, it may be called at the expense of the Fund by any such holder on like notice. The record date for determining the holders of shares of Preferred Stock entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Stock held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), will be entitled to elect the number of additional trustees prescribed above on a one-vote-per-share basis.

Except as otherwise permitted by the terms of the Statement, so long as any MuniFund Term Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of MuniFund Term Preferred Shares of all series outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the Declaration of Trust or the Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the MuniFund Term Preferred Shares or the holders thereof; provided, however, that (i) a change in the capitalization of the Fund as described under the heading “—Issuance of Additional Preferred Stock” will not be considered to materially and adversely affect the rights and preferences of MuniFund Term Preferred Shares, and (ii) a division of a MuniFund Term Preferred Share will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of MuniFund Term Preferred Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a MuniFund Term Preferred Share of such series or the holder thereof unless such matter (i) alters or abolishes any preferential right of such MuniFund Term Preferred Share, or (ii) creates, alters or abolishes any right in respect of redemption of such MuniFund Term Preferred Share (other than as a result of a division of a MuniFund Term Preferred Share). So long as any MuniFund Term Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of at least 66 2/3% of the holders of MuniFund Term Preferred Shares outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

Except as otherwise permitted by the terms of the Statement, so long as any MTP Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of the MTP Shares outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the appendix to the Statement relating to the MTP Shares, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power set forth in such appendix of the MTP Shares or the holders thereof; provided, however, that (i) a change in the capitalization of the Fund as described under the heading “—Issuance of Additional Preferred Stock” will not be considered to materially and adversely affect the rights and preferences of the MTP Shares, and (ii) a division of an MTP Share will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of the MTP Shares; and provided, further, that no amendment, alteration or repeal of the obligations of the Fund to (x) pay the Term Redemption Price on the Term Redemption Date for the MTP Shares or (y) accumulate dividends at the Dividend Rate for the MTP Shares will be effected without, in each case, the prior unanimous vote or consent of the holders of the MTP Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a MTP Share or the holder thereof unless such matter (i) alters or abolishes any preferential right of such MTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such MTP Share.

Unless a higher percentage is provided for in the Declaration of Trust of the Fund, (i) the affirmative vote of the holders of at least a “majority of the shares of Preferred Stock,” including the MuniFund Term Preferred Shares outstanding at the time, voting as a separate class, will be required to approve any conversion of the Fund from a closed-end to an open-end investment company, (ii) to approve any plan of “reorganization” (as such term is defined in Section 2(a)(33) of the 1940 Act) adversely affecting such shares of Preferred Stock or (iii) to approve any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred Stock” means the vote at an annual or special meeting duly called of (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy at such meeting, or (ii) more than 50% of such shares, whichever is less.

For purposes of determining any rights of the holders of MTP Shares to vote on any matter, whether such right is created by the Statement, by the provisions of the Declaration of Trust, by statute or otherwise, no holder of MTP Shares will be entitled to vote any MTP Shares and no MTP Shares will be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such MTP Shares will have been given in accordance with the Statement, and the Redemption Price for the redemption of such MTP Shares will have been irrevocably deposited with the Redemption and Paying Agent for that purpose. No MTP Shares held by the Fund will have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

Notwithstanding anything herein to the contrary, the Rating Agency Guidelines discussed below, as they may be amended from time to time by the respective Rating Agency, may be amended by the respective Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees of the Fund and any holder of shares of Preferred Stock, including any MTP Shares and Series 2015 MTP Shares, or any other shareholder of the Fund.

Unless otherwise required by law or the Declaration of Trust, holders of MTP Shares will not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in the “Voting Rights” section of the Statement. The holders of MTP Shares will have no rights to cumulative voting. In the event that the Fund fails to declare or pay any dividends on MTP Shares, the exclusive remedy of the holders will be the right to vote for additional trustees as discussed above; provided that the foregoing does not affect the obligation of the Fund to accumulate and, if permitted by applicable law and the Statement, pay dividends at the Default Rate as discussed above.

Rating Agencies

The Fund will use commercially reasonable efforts to cause at least one Rating Agency to issue a credit rating with respect to MTP Shares for so long as such MTP Shares are outstanding (which credit rating may consist of a credit rating on the MuniFund Term Preferred Shares generally or the Preferred Stock generally). “Rating Agency” means any of Moody’s, S&P or Fitch, as designated by the Board of Trustees from time to time to be a Rating Agency for purposes of the Statement. The Board of Trustees has initially designated Moody’s, S&P and Fitch to be Rating Agencies. The Fund will use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. Rating Agency Guidelines are guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to MTP Shares for so long as such MTP Shares are outstanding. The Board of Trustees may elect to terminate the designation of any Rating Agency previously designated by the Board of Trustees to act as a Rating Agency for purposes of the Statement (provided that at least one Rating Agency continues to maintain a rating with respect to the MTP Shares), and may elect to replace any Rating Agency previously designated as a Rating Agency by the Board of Trustees with any other Rating Agency not so designated at such time, if such replacement Rating Agency has at the time of such replacement (i) issued a rating for the MTP Shares and (ii) entered into an agreement with the Fund to continue to issue such rating subject to the Rating Agency’s customary conditions. A copy of the current Rating Agency Guidelines will be provided to any holder of MTP Shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Dr., Chicago, Illinois 60606.

On August 31, 2010 S&P published a Request for Comment concerning its new proposal to change its methods and assumptions for rating certain “market value securities,” including those issued by registered closed-end funds such as the MTP Shares to be issued by the Fund. The S&P Proposal defined “market value securities” as those whose source of repayment is liquidation proceeds generated from open market sales of assets (in the Fund’s case, portfolio securities), rather than cash flow generated by assets held to maturity. S&P has requested comments on the S&P Proposal and the comment period ended October 29, 2010. S&P stated that after the comment period expired, it would review the comments and publish updated criteria methodology and assumptions, which would be applicable to all outstanding S&P ratings of market value securities. S&P has not yet published updated criteria methodology and assumptions. The updated criteria, if adopted by S&P, may be the same as proposed or may differ based upon comments received by S&P. Under the current S&P Proposal, when rating market value securities (including MTP Shares) issued by the Fund, S&P would substantially increase the reductions in value, or “haircuts,” applied to the Fund’s portfolio securities compared with its present methodology. Due to these increased haircuts, any market value securities issued by the Fund (including MTP Shares) in the future may be ineligible for a AAA rating from S&P. In addition, any market value securities (including the MTP Shares offered hereby) that had a rating of AAA from S&P prior to the adoption of the proposed criteria may be unable to maintain such rating after the adoption of such criteria, if adopted as proposed. In the event that S&P downgrades the MTP Shares, the Fixed Dividend Rate would not change. However, if each of the other Rating Agencies also downgrades the MTP Shares, the Fixed Dividend Rate would increase. See “Description of MTP Shares—Dividends and Dividend Periods—Adjustments to Fixed Dividend Rate—Ratings.” Nevertheless, a downgrade by S&P could adversely affect the market pricing and liquidity of the MTP Shares. There can be no assurance that S&P will or will not take any action with respect to the S&P Proposal or that any such action would not result in a downgrade of MTP Shares. Further, there can be no assurance that any other Rating Agency will not also alter its rating criteria resulting in downgrades of ratings, which could further adversely affect the market pricing and liquidity of MTP Shares.

Issuance of Additional Preferred Stock

So long as any MTP Shares are outstanding, the Fund may, without the vote or consent of the holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Fund representing stock under Section 18 of the 1940 Act, ranking on a parity with MuniFund Term Preferred Shares as to payment of dividends and distributions of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then outstanding Series 2015 MTP Shares and MTP Shares, including additional series of MuniFund Term Preferred Shares, and authorize, issue and sell additional shares of any such series of Preferred Stock then outstanding or so established and created, including additional MTP Shares, in each case in accordance with applicable law, provided that the Fund will, immediately after giving effect to the issuance of such additional Preferred Stock and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Stock with such proceeds, have Asset Coverage of at least 225%.

Actions on Other than Business Days

Unless otherwise provided herein or in the Statement, if the date for making any payment, performing any act or exercising any right is not a Business Day, such payment will be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount will accrue for the period between such nominal date and the date of payment.

Modification

The Board of Trustees, without the vote of the holders of MTP Shares, may interpret, supplement or amend the provisions of the Statement or any appendix thereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Preferred Stock of the Fund.

THE FUND’S INVESTMENTS

Investment Objectives and Policies

The Fund’s primary investment objective is current income exempt from both regular federal income taxes and Maryland individual income taxes, and its secondary investment objective is the enhancement of portfolio value relative to the Maryland municipal bond market through investments in tax-exempt Maryland Municipal Obligations (as defined in “Portfolio Composition”) that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. By purchasing such tax-exempt Maryland Municipal Obligations, the Fund seeks to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to Fund shareholders, including holders of MTP Shares. See “Tax Matters.” A portion of the dividends from MTP Shares may be subject to the federal alternative minimum tax.

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal and Maryland income taxes. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by Nuveen Asset Management. The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by Nuveen Asset Management. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by Nuveen Asset Management. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds. Managed Assets are net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) and any Preferred Stock outstanding. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Nuveen Asset Management may consider such factors as Nuveen Asset Management’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of Moody’s, S&P’s and Fitch’s ratings of municipal securities is set forth in Appendix B to the SAI. The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly.

The Fund has not established any limit on the percentage of its portfolio that may be invested in Maryland Municipal Obligations subject to the alternative minimum tax provisions of federal tax law, and a substantial portion of the income produced by the Fund may be includable in alternative minimum taxable income. Preferred Stock therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax.

The Fund emphasizes investments in Maryland Municipal Obligations with long-term maturities in order to maintain an average portfolio maturity of 15-30 years, but the average maturity may be shortened from time to time depending on market conditions. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term Maryland Municipal Obligations.

The Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. Insurance generally will be obtained from insurers with a claims-paying ability rated BBB or better by an NRSRO at the time of purchase. Assuming that the insurer remains creditworthy, the insurance feature of a municipal security guarantees the full payment of principal and interest when due through the life of an insured obligation. Such insurance does not guarantee the market value of the insured obligation or the value of the Fund’s common shares.

Underrated municipal securities are those municipal securities whose ratings do not, in Nuveen Asset Management’s opinion, reflect their true value. They may be underrated because of the time that has elapsed since their last ratings, or because rating agencies have not fully taken into account positive factors, or for other reasons. Undervalued municipal securities are those securities that, in Nuveen Asset Management’s opinion, are worth more than their market value. They may be undervalued because there is a temporary excess of supply in that particular sector (such as hospital bonds, or bonds of a particular municipal issuer). Nuveen Asset Management may buy such a security even if the value of that security is consistent with the value of other securities in that sector. Municipal securities also may be undervalued because there has been a general decline in the market price of municipal securities for reasons that do not apply to the particular municipal securities that Nuveen Asset Management considers undervalued. Nuveen Asset Management believes that the prices of these municipal securities should ultimately reflect their true value.

The Fund also may invest up to 15% of its net assets in inverse floating rate securities. The economic effect of leverage through the Fund’s purchase of inverse floating rate securities creates an opportunity for increased net income and returns, but also creates the possibly that the Fund’s long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

During temporary defensive periods and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income taxes. For more information, see the SAI.

The Fund cannot change its investment objectives without the approval of the holders of a majority of the outstanding shares of common shares and Preferred Stock, voting together, and of the holders of a majority of the outstanding Preferred Stock, voting separately. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (2) more than 50% of the shares, whichever is less.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Fund may not invest more than 5% of its total assets in the securities of any single issuer.

See Appendix A to this prospectus for a general description of the economic and credit characteristics of municipal issuers in Maryland.

Certain Trading Strategies of the Fund

When-Issued and Delayed Delivery Transactions.    The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under the rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable distributions to shareholders. The commitment to purchase securities on a when-issued or delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

Portfolio Turnover.    The Fund may buy and sell municipal securities to accomplish its investment objectives in relation to actual and anticipated changes in interest rates. The Fund also may sell one municipal security and buy another of comparable quality at about the same time to take advantage of what Nuveen Asset Management believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. The Fund also may engage in a limited amount of short-term trading, consistent with its investment objectives. The Fund may sell securities in anticipation of a market decline (a rise in interest rates) or buy securities in anticipation of a market rise (a decline in interest rates) and later sell them, but the Fund will not engage in trading solely to recognize a gain. The Fund will attempt to achieve its investment objectives by prudently selecting municipal securities with a view to holding them for investment. Although the Fund cannot accurately predict its annual portfolio turnover rate, the Fund expects, though it cannot guarantee, that its annual portfolio turnover rate generally will not exceed 100% under normal circumstances. For the fiscal year ended May 31, 2010, the Fund’s portfolio turnover rate was 2%. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. In addition, high portfolio turnover may result in the realization of net short term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

PORTFOLIO COMPOSITION

Municipal Securities

General.    The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal and Maryland income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short term interim basis, anticipating repayment with the proceeds on long term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

The municipal securities in which the Fund will invest are generally issued by the State of Maryland, a municipality of Maryland, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Asset Management to be reliable), is exempt from regular federal and Maryland income taxes, although the interest may be subject to the federal alternative minimum tax and the Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal and Maryland income taxes (“Maryland Municipal Obligations”).

Yields on municipal securities depend on many factors, including the condition of the general money market and the municipal security market, the size of a particular offering, and the maturity and rating of a particular municipal security. Moody’s, S&P’s and Fitch’s ratings represent their opinions of the quality of a particular municipal security, but these ratings are general and are not absolute quality standards. Therefore, municipal securities with the same maturity, coupon, and rating may have different yields, while municipal securities with the same maturity and coupon and different ratings may have the same yield. The market value of municipal securities will vary with changes in interest rates and in the ability of their issuers to make interest and principal payments.

Obligations of municipal security issuers are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These obligations also may be subject to future federal or state laws or referenda that extend the time to payment of interest and/or principal, or that constrain the enforcement of these obligations or the power of municipalities to levy taxes. Legislation or other conditions may materially affect the power of a municipal security issuer to pay interest and/or principal when due.

Municipal Leases and Certificates of Participation.    The Fund may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where Nuveen Asset Management believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the inverse floaters that are issued by the special purpose trust. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying bonds due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to out-perform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon the liquidity of the underlying bonds deposited in a special purpose trust.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In Nuveen Fund Advisors’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. Such agreements may expose the Fund to a risk of loss that exceeds its investment in the inverse floating rate securities. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the special purpose trust could be liquidated and the Fund could incur a loss.

The Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security held in a special purpose trust. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust is in excess of three times the principal amount of the inverse floating rate securities owned by the trust (the ratio of the principal amount of such short-term floating rate interests to the principal amount of the inverse floating rate securities is referred to as the “gearing”). In the event of a significant decline in the value of an underlying security, the Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts. See also “Segregation of Assets” in the Statement of Additional Information.

The Fund invests in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Floating Rate Securities.    The Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter-term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate securities relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds.

Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Zero Coupon Bonds

A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, the Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Structured Notes

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

Other Investment Companies

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (often referred to as “ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund may invest in investment companies that are advised by Nuveen Fund Advisors, Nuveen Asset Management or their respective affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Fund common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

Nuveen Asset Management will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal security investments. In addition, because the securities of other investment companies may be leveraged and subject to leverage risk, the Fund may indirectly be subject to those risks. See “Risks—General Risks of Investing in the Fund—Other Investment Companies Risk.”

Derivatives

The Fund may invest in derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. Nuveen Asset Management uses derivatives to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. See the SAI for additional information.

Portfolio Investments

As used in this prospectus, the term “municipal securities” includes municipal securities with relatively short-term maturities. Some of these short-term securities may be variable or floating rate securities. The Fund, however, emphasizes investments in municipal securities with long- or intermediate-term maturities. The Fund buys municipal securities with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions. As a result, the Fund’s portfolio may include long-term and intermediate-term municipal securities. If the long-term municipal security market is unstable, the Fund may temporarily invest up to 100% of its assets in temporary investments. Temporary investments are high quality, generally uninsured, short-term municipal securities that may either be tax-exempt or taxable. The Fund will buy taxable temporary investments only if suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund will invest only in taxable temporary securities that are U.S. Government securities or corporate debt securities rated within the highest grade by Moody’s, S&P or Fitch, and that mature within one year from the date of purchase or carry a variable of floating rate of interest. The Fund’s policies on securities ratings only apply when the Fund buys a security, and the Fund is not required to sell securities that have been downgraded. See Appendix B to the SAI for a description of securities ratings. The Fund also may invest in taxable temporary investments that are certificates of deposit from U.S. banks with assets of at least $1 billion, or repurchase agreements. The Fund intends to allocate taxable income on temporary investments, if any, proportionately between common shares and Preferred Stock, including MTP Shares, based on the percentage of total dividends distributed to each class for that year.

RISKS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in MTP Shares. The section below does not describe all of the risks associated with an investment in the Fund. Additional risks and uncertainties may also adversely affect and impact the Fund.

Risks of Investing in MTP Shares

Interest Rate Risk—MTP Shares.    MTP Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on intermediate term securities comparable to MTP Shares may increase, which would likely result in a decline in the secondary market price of MTP Shares prior to the term redemption date. See “Description of MTP Shares—Dividends and Dividend Periods” and “Risks—Risks of Investing in MTP Shares—Secondary Market and Delayed Listing Risk.”

Secondary Market and Delayed Listing Risk.    Because the Fund has limited prior trading history for exchange-listed preferred shares, it is difficult to predict the trading patterns of MTP Shares, including the effective costs of trading MTP Shares. During a period of up to 30 days from the date of this prospectus, the MTP Shares will not be listed on any securities exchange. During this period, the underwriters do not intend to make a market in MTP Shares. Consequently, an investment in MTP Shares during this period will likely be illiquid and holders of MTP Shares may not be able to sell such shares as it is unlikely that a secondary market for MTP Shares will develop during this period. If a secondary market does develop during this period, holders of MTP Shares may be able to sell such shares only at substantial discounts from liquidation preference. Application has been made to list the MTP Shares on the New York Stock Exchange so that trading on such exchange will begin within 30 days from the date of this prospectus, subject to notice of issuance. If the Fund is unable to list MTP Shares on a national securities exchange, holders of MTP Shares may be unable to sell such shares at all, or if they are able to, only at substantial discounts from liquidation preference. Even after the MTP Shares are listed on the New York Stock Exchange as anticipated, there is a risk that the market for MTP Shares may be thinly traded and relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms, credit ratings and tax-advantaged income features.

Ratings Risk.    The Fund expects that, at issuance, the MTP Shares will be rated at certain minimum levels by Rating Agencies designated by the Fund’s Board of Trustees, and that such ratings will be a requirement of issuance of such shares by the underwriters pursuant to an underwriting agreement. There can be no assurance that the MTP Shares will receive any particular rating from any Rating Agency, or that any such ratings will be maintained at the level originally assigned through the term of the MTP Shares. In the event that one or more of the Rating Agencies do not issue a rating on the MTP Shares at all or at the minimum level required, the issuance and sale of MTP Shares in this offering may not be completed. Ratings do not eliminate or mitigate the risks of investing in MTP Shares. A rating issued by a Rating Agency (including Moody’s, S&P and Fitch) is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, MTP Shares). In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to timely react to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency could downgrade MTP Shares, which may make MTP Shares less liquid in the secondary market and reduce market prices. As described above under “Description of MTP Shares—Rating Agencies,” S&P is currently considering adopting the S&P Proposal, which may result in S&P downgrading the MTP Shares after such proposal becomes effective. In the event that S&P downgrades the MTP Shares, the Fixed Dividend Rate would only increase if each of the other Rating Agencies also downgrades the MTP Shares. Nevertheless, a downgrade by S&P could adversely affect the market pricing and liquidity of the MTP Shares. There can be no assurance that S&P will or will not take any action with respect to the S&P Proposal or that any such action would not result in a downgrade of MTP Shares. Further, there can be no assurance that any other Rating Agency will not also alter its rating criteria resulting in downgrades of ratings, which could further adversely affect the market pricing and liquidity of MTP Shares.

Early Redemption Risk.    The Fund may voluntarily redeem MTP Shares or may be forced to redeem MTP Shares to meet regulatory requirements and the asset coverage requirements of the MTP Shares. Such redemptions may be at a time that is unfavorable to holders of MTP Shares. The Fund expects to voluntarily redeem MTP Shares before the Term Redemption Date to the extent that market conditions allow the Fund to issue other preferred shares or debt securities at a rate that is lower than the Fixed Dividend Rate on MTP Shares. For further information, see “Description of MTP Shares—Redemption” and “Description of MTP Shares—Asset Coverage.”

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The value of MTP Shares may be adversely affected by changes in tax rates and policies. Because dividends from MTP Shares are generally not expected to be subject to regular federal or Maryland income taxation, the attractiveness of such shares in relation to other investment alternatives is affected by changes in federal or Maryland income tax rates or changes in the tax-exempt treatment of dividends on MTP Shares. A portion of the dividends from MTP Shares may be subject to the federal alternative minimum tax. In addition, the Fund will treat MTP Shares as stock in the Fund for federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to MTP Shares, investors should be aware that the Internal Revenue Service (the “IRS”) could assert a contrary position—meaning that the IRS could classify MTP Shares as debt. If the IRS prevailed on such a position, the Fund would not be able to pass through tax-exempt income to holders of MTP Shares, and dividends paid on MTP Shares (including dividends already paid) could become taxable. See “Tax Matters.” See also the form of opinion of counsel included as Appendix C to the SAI.

Income Shortfall Risk.    The municipal securities held in the Fund’s portfolio generally pay interest based on long-term yields. Long-term, as well as intermediate-term and short-term interest rates may fluctuate. If the interest rates paid on the municipal securities held by the Fund fall below the Fixed Dividend Rate, the Fund’s ability to pay dividends on MTP Shares could be jeopardized.

Subordination Risk.    While holders of MTP Shares will have equal liquidation and distribution rights to any other Preferred Stock that might be issued by the Fund, they will be subordinated to the rights of holders of senior indebtedness, if any, of the Fund. Therefore, dividends, distributions and other payments to holders of MTP Shares in liquidation or otherwise may be subject to prior payments due to the holders of senior indebtedness. In addition, the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of Preferred Stock holders, including holders of MTP Shares. Currently, the Fund, as a fundamental policy, may not issue debt securities that rank senior to MTP Shares. See the SAI, “Investment Restrictions.” If the Fund enters into borrowings in accordance with its fundamental investment policies, delayed delivery purchases and/or forward delivery contracts, the rights of lenders and counterparties in those transactions will also be senior to those of holders of MTP Shares.

Credit Crisis and Liquidity Risk.    General market uncertainty and extraordinary conditions in the credit markets, including the municipal market, may impact the liquidity of the Fund’s investment portfolio, which in turn, during extraordinary circumstances, could impact the Fund’s distributions and/or the liquidity of the Term Redemption Liquidity Account (as described under “Description of MTP Shares”). Further, there may be market imbalances of sellers and buyers of MTP Shares during periods of extreme illiquidity and volatility. Such market conditions may lead to periods of thin trading in any secondary market for MTP Shares and may make valuation of MTP Shares uncertain. As a result, the spread between bid and asked prices is likely to increase significantly such that an MTP Shares investor may have greater difficulty selling his or her MTP Shares. Less liquid and more volatile trading environments could result in sudden and significant valuation increases or declines in MTP Shares.

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in MTP Shares or the income from that investment will be worth less in the future. As inflation occurs, the real value of MTP Shares and dividends on MTP Shares declines.

Reinvestment Risk—MTP Shares.    Given the five-year term and potential for early redemption of MTP Shares, holders of MTP Shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of MTP Shares may be lower than the return previously obtained from an investment in MTP Shares.

Other Dividend Risks.    In addition to the interest rate risks noted above, the Fund may otherwise be unable to pay dividends on MTP Shares in extraordinary circumstances.

General Risks of Investing in the Fund

Credit and Below Investment Grade Risk.    Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. The Fund may invest up to 20% (measured at the time of investment) of its Managed Assets in municipal securities that are rated below investment grade or that are unrated but judged to be of comparable quality by Nuveen Asset Management. If a municipal security satisfies the rating requirements described above at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, Nuveen Asset Management will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders. Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade municipal securities. Also, to the extent that the rating assigned to a municipal security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade municipal securities. For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

Municipal Securities Market Risk.    Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital became severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on Nuveen Fund Advisors’s analytical abilities than if the Fund were to invest in stocks or taxable bonds. As noted above the secondary market for municipal securities also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. If the current national economic recession continues, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected. The taxing power of any government entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. See Appendix A—“Factors Affecting Municipal Securities in Maryland—State Budget” and “—State Level Municipal Obligations.” In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principle or interest on such mortgage revenue bonds.

Interest Rate Risk—The Fund.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

Concentration Risk.    As described above, the Fund will invest its net assets in a portfolio of municipal securities that are exempt from regular federal and Maryland income taxes. The Fund is therefore more susceptible to political, economic or regulatory factors affecting issuers of such securities. Briefly summarized below are important financial concerns relating to the Fund’s investments in Maryland Municipal Obligations. The information set forth below and the related information in Appendix A to this prospectus is derived from sources that are generally available to investors. This information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State.

It should be noted that the information recorded here primarily is based on the economic and budget forecasts found in the most recent publications issued by the State. The accuracy and completeness of those publications have not been independently verified. There may be significant changes in circumstances altering the economic and budget predictions since the time of those publications or after the publication of this prospectus. Additionally, it should be noted that the creditworthiness of obligations issued by local Maryland issuers may be unrelated to the creditworthiness of obligations issued by the State, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The outlook for Maryland’s economy has declined along with expectations for the national economy. Maryland’s fiscal year 2010 budget was reduced by $1 billion to address the downturn in the economy which has resulted in reduced tax and other revenues. Even taking into account the impact of the American Recovery and Reinvestment Act of 2009 (“ARRA”), the State and Maryland local governments are expecting reduced sales and income tax receipts. The general forecast concerning Maryland’s budget suggests that under current assumptions, the State faces cash and structural deficits which will require additional actions to ensure balanced budgets over the next few years.

As of the end of the State of Maryland’s 2010 fiscal year, the State’s governmental funds reported a combined fund balance of $1.8 billion, a decrease of $155 million from the prior fiscal year. The combined fund balance includes a deficit of $700 million. At the end of fiscal year 2010, the unassigned fund balance deficit of the State’s general fund, the major operating fund of the State, was $341 million, while the total fund balance was $1.2 billion. The fund balance of the State’s general fund decreased by $261 million during fiscal year 2010, compared to a decrease of $1.4 billion for fiscal year 2009. Although growth in revenues, ($1.7 billion (7.7%)), exceeded growth in expenditures, ($1.2 billion (5.0%)), total expenditures exceeded total revenues by $1.0 billion in fiscal year 2010. General fund expenditures increased by $1.2 billion, primarily from the result of continued increased funding for education, and continued increases in funding for food stamps and temporary assistance due to the worsening economy. It is difficult to predict what, if any, steps may be required to address Maryland’s budget deficit and declining revenues. The magnitude of the effect the budget deficit will have on State projects is uncertain but could be significant.

The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal securities held by the Fund are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal securities, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal securities acquired by the Fund to pay interest on or principal of the municipal securities. This information has not been independently verified. See Appendix A to this prospectus for a further discussion of factors affecting municipal securities in Maryland.

Inverse Floating Rate Securities Risk.    The Fund may invest up to 15% of its net assets in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal securities. See “Portfolio Composition—Municipal Securities—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In Nuveen Fund Advisors’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of the trust, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security held in a special purpose trust. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust is in excess of three times the principal amount of the inverse floating rate securities owned by the trust (the ratio of the principal amount of such short-term floating rate interests to the principal amount of the inverse floating rate securities is referred to as the “gearing”). In the event of a significant decline in the value of an underlying security, the Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

The economic effect of leverage through the Fund’s purchase of inverse floating rate securities creates an opportunity for increased net income and returns, but also creates the possibly that the Fund’s long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

Inverse floating rate securities have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a special purpose trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the common shares may be greater for the Fund to the extent that it relies on inverse floating rate securities to achieve a significant portion of its desired effective leverage ratio. The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•

If the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

Taxability Risk.    The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and Nuveen Asset Management will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities.

Under highly unusual circumstances, the IRS may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable income previously distributed as exempt-interest dividends.

Distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be subject to capital gains taxes. In certain circumstances, the Fund will make payments to holders of MTP Shares to offset the tax effects of a taxable distribution. See “Tax Matters.”

Other Investment Companies Risk.    The Fund may invest in the securities of other investment companies. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Insurance Risk.    The Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Many significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. As of March 7, 2011, there are no longer any bond insurers rated AAA by all of Moody’s, S&P and Fitch and at least one rating agency has placed all bond insurers, except Berkshire Hathaway Assurance Company, on “negative credit watch,” “credit watch evolving,” “credit outlook developing,” or “rating withdrawn.” These events may presage one or more rating reductions for any other insurer in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and the insurance may not add any value. As concern has increased about the balance sheets of insurers, prices on insured bonds—especially those bonds issued by weaker underlying credits—declined. Most insured bonds are currently being valued according to their fundamentals as if they were uninsured. Assuming that the insurer remains creditworthy, the insurance feature of a municipal security guarantees the full payment of principal and interest when due through the life of an insured obligation. Such insurance does not guarantee the market value of the insured obligation or the value of the Fund’s common shares.

Counterparty Risk.    Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Call Risk or Prepayment Risk.    During periods of declining interest rates or for other purposes, issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities. This is known as call or prepayment risk.

Reinvestment Risk—the Fund.    With respect to the Fund, reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate.

Reliance on Investment Adviser and Sub-Adviser.    The Fund is dependent upon services and resources provided by its investment adviser, Nuveen Fund Advisors, and sub-adviser, Nuveen Asset Management, and therefore their parent, Nuveen Investments, Inc. (“Nuveen Investments”). Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness or to fund its other liquidity needs. For additional information on Nuveen Fund Advisors, Nuveen Asset Management and Nuveen Investments, see “Management of the Fund—Investment Adviser, Sub-Adviser and Portfolio Manager.”

Certain Affiliations.    Certain broker-dealers may be considered to be affiliated persons of the Fund, Nuveen Fund Advisors, Nuveen Asset Management and/or Nuveen Investments. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions.    The Fund’s Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

HOW THE FUND MANAGES RISK

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the Fund’s outstanding common shares and Preferred Stock, including MTP Shares, voting together as a single class, and the approval of the holders of a majority of the outstanding Preferred Stock voting as a separate class.

The Fund may not:

•

Invest more than 25% of its total assets in securities of issuers in any one industry, other than municipal securities issued by states and local governments and their instrumentalities or agencies (not including those backed only by the assets and revenues of non-governmental users), and municipal securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies; and

•	Invest more than 5% of its total assets in securities of any one issuer (not including securities of the U.S. Government and its agencies, or the investment of 25% of the Fund’s total assets).

See the SAI for additional fundamental and non-fundamental policies of the Fund.

In connection with establishing and maintaining ratings on the Fund’s MTP Shares, the Rating Agencies restrict the Fund’s ability to borrow money, sell securities short, lend securities, buy and sell futures contracts, and write put or call options. The Fund does not expect that these restrictions will adversely affect its ability to achieve its investment objectives. These restrictions are not fundamental policies and the Fund may change them without shareholder approval.

MANAGEMENT OF THE FUND

Trustees and Officers

The Fund’s Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by Nuveen Fund Advisors. The names and business addresses of the Fund’s trustees and officers and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser, Sub-Adviser and Portfolio Manager

Nuveen Fund Advisors will be responsible for the Fund’s overall investment strategy and its implementation. Nuveen Fund Advisors also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.

Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $197 billion of assets under management as of December 31, 2010, of which approximately $75.2 billion was in municipal securities. Regarding this approximately $75.2 billion of tax-exempt municipal securities, approximately $34.7 billion, $19.5 billion, $16.6 billion and $4.4 billion represent assets relating to closed-end municipal bond funds, open-end municipal bond funds, retail municipal managed accounts and institutional municipal managed accounts, respectively. At such time as the Fund receives an exemptive order permitting it to do so, or as otherwise permitted by the 1940 Act or the rules thereunder, the Fund may, without obtaining approval of the shareholders, retain an unaffiliated subadviser to perform some or all of the portfolio management functions on the Fund’s behalf.

Nuveen Asset Management, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s sub-adviser, pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management. On January 1, 2011, Nuveen Asset Management was formed as a subsidiary of Nuveen Fund Advisors and was created to house Nuveen Fund Advisors’s portfolio management capabilities. Nuveen Asset Management is a registered investment adviser, and a wholly-owned subsidiary of Nuveen Fund Advisors. Nuveen Asset Management oversees day-to-day operations and provides portfolio management services to the Fund. Pursuant to the sub-advisory agreement, Nuveen Asset Management will be compensated for the services it provides to the Fund with a portion of the management fee Nuveen Fund Advisors receives from the Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Thomas C. Spalding, CFA, has been the Fund’s portfolio manager since January 1, 2011. Mr. Spalding is also Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for several Nuveen municipal closed-end and mutual funds. He joined Nuveen in 1975 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen’s first closed-end exchange-traded fund, since its inception in 1987. An authority on the subject of municipal bonds and bond fund investing, Mr. Spalding has been invited to speak before audiences for organizations such as The Bond Buyer, Institutional Investor, Morningstar, Institute for International Finance, Strategic Research Institute, Chicago Municipal Analysts Society and many more. He received his undergraduate degree and M.B.A. from the University of Michigan and attained the CFA designation in 1979.

Additional information about the portfolio manager’s compensation, other accounts managed by him or her and other information is provided in the SAI. The SAI is available free of charge by calling (800) 257-8787 or by visiting the Fund’s website at www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus or the SAI.

Nuveen Investments

As a result of the acquisition of Nuveen Investments by an investor group led by Madison Dearborn Partners, LLC, a private equity firm based in Chicago, Illinois (“Madison Dearborn”), certain underwriters, their affiliates or employees, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., UBS Securities LLC and Wells Fargo Securities, LLC, have an ownership interest in Nuveen Investments. For additional information, see “Underwriting.”

Investment Management Agreement

Pursuant to an investment management agreement between Nuveen Fund Advisors and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by Nuveen Fund Advisors, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below, according to the following schedule:

Fund-Level Fee.    The fund-level fee shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3875%
For net assets over $5 billion	0.3750%

Complex Level Fee.    The effective rates of the complex-level fee at various specified complex-wide asset levels are as indicted in the following table:

Complex-Level Asset Breakpoint Level(1)	Effective Rate At Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)

Breakpoints apply up to the dollar amounts listed above. The complex-level fee begins at a maximum of 0.2000% of average daily Managed Assets, based upon qualifying assets of $55 billion, with lower fees for assets above that level. The amount of qualifying assets is calculated based upon the aggregate daily managed assets of all Nuveen-sponsored open-end and closed-end funds (collectively, the “Nuveen Funds”) (as “managed assets” is defined in each Nuveen Fund’s investment management agreement, which, with respect to the closed-end funds, generally includes assets attributable to any preferred shares that may be outstanding, any borrowings and the portion of assets in special purpose trusts of which the Fund owns inverse floater certificates that has been effectively financed by the special purpose trust’s issuance of floating rate certificates), but excluding assets attributable to (i) investments by Nuveen Funds in other Nuveen Funds and (ii) the amount, as of January 1, 2011, of managed assets in excess of $2 billion in the funds that were added to the Nuveen Fund family on that date in connection with Nuveen Fund Advisors’s assumption of the management of the former First American Funds. The complex-level fee was based on approximately $73.2 billion as of December 31, 2010.

Pursuant to an investment sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, Nuveen Asset Management will receive from Nuveen Fund Advisors a management fee equal to 38.4615% of Nuveen Fund Advisors’s net management fee from the Fund.

In addition to Nuveen Fund Advisors’s management fee, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Fund Advisors), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of its independent registered accounting firm, expenses of repurchasing shares, expenses of issuing any MTP Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before payment of distributions to shareholders.

The basis for the Board of Trustees’ continuation of the Fund’s investment management agreement will be provided in Annual or Semi-Annual Reports to shareholders for the periods during which such continuations occur. This disclosure was most recently provided in the Fund’s Semi-Annual Report to Shareholders for the six month period ended November 30, 2010.

LEGAL PROCEEDINGS

Thirty-three Nuveen leveraged closed-end funds (not including the Fund) have each received a demand letter from a law firm on behalf of purported holders of the fund’s common shares. Each letter alleged that Nuveen Fund Advisors (the fund’s investment adviser) and the fund’s officers and Board of Directors or Trustees, as applicable (the “Board of Trustees”) breached their fiduciary duties by favoring the interests of holders of the fund’s auction rate preferred shares (“ARPS”) over those of its common shareholders in connection with each fund’s ARPS refinancing and/or redemption activities, and demanded that the Board take action to remedy those alleged breaches. In response to the demand letters, each fund’s Board of Trustees established a Demand Committee of certain of its disinterested and independent members to investigate the claims. The Demand Committee, for each fund, retained independent counsel to assist it in conducting its investigation. Based upon its investigation, the Demand Committee, for each fund, found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of each Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation and each of the thirty-three funds has since rejected the demands made in the demand letters.

Subsequently, all thirty-three funds that received demand letters (not including the Fund) and one fund that did not receive a demand letter were named as nominal defendants in four putative shareholder derivative action complaints filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”). The four putative shareholder actions have since been consolidated into one shareholder derivative action complaint captioned Martin Safier, et al., v. Nuveen Asset Management, et al., filed with the Cook County Chancery Court on February 18, 2011 (the “Complaint”). The Complaint was filed on behalf of purported holders of each fund’s common shares and also names Nuveen Fund Advisors as a defendant, together with current and former officers and a trustee of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaint contains the same basic allegations contained in the demand letters. The suit seeks a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. The plaintiffs filed a motion for preliminary injunction to stop the funds subject to the lawsuits from redeeming additional ARPS during the pendency of the lawsuits. The court rejected that motion on November 23, 2010.

The Fund itself is not named as a party in the Complaint; however, it is possible that plaintiffs may seek to add the Fund as a nominal defendant and that Nuveen Fund Advisors, in its capacity as investment adviser to the Fund, together with current and former officers and trustees of the Fund, in such capacity, may be added as defendants.

Nuveen Fund Advisors believes that the Complaint (or one or more amended complaints that might include the Fund) will not have a material adverse effect on the ability of Nuveen Fund Advisors to perform its obligations under its investment advisory contract with any of the Nuveen leveraged closed-end funds (including the Fund).

NET ASSET VALUE

The Fund’s custodian calculates the Fund’s net asset value. The custodian uses prices for portfolio securities from a pricing service the Fund’s Board of Trustees has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of the Fund’s portfolio securities) are valued at fair value as determined by the Board of Trustees in reliance upon data supplied by the pricing service. The pricing service uses methods that consider yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity, and ratings; dealers’ indications of value; and general market conditions. The pricing service may use electronic data processing techniques or a matrix system, or both. The Fund’s officers review the pricing service’s procedures and valuations, under the general supervision of the Board of Trustees of the Fund.

DESCRIPTION OF BORROWINGS

The Fund’s Declaration of Trust authorizes the Fund, without prior approval of holders of common stock or Preferred Stock, including MTP Shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings subject to the requirements of the 1940 Act. Any borrowings will rank senior to the Fund’s shares of Preferred Stock, including the MTP Shares. The Fund, as a fundamental policy, may not issue debt securities that rank senior to MTP Shares, except for emergency or temporary purposes.

Limitations.    Under the requirements of the 1940 Act, the Fund, immediately after issuing any borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an Asset Coverage of at least 300%. With respect to any such borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for Preferred Stock, including MTP Shares, or indebtedness, if any, such as commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Distribution Preference.    The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the holders of Preferred Stock (including MTP

Shares), and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of Preferred Stock in certain circumstances.

Voting Rights.    The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the borrowings.

DESCRIPTION OF OUTSTANDING SHARES

Common Shares

The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of common shares of beneficial interest. All common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common shares are, when issued, fully paid and non-assessable, and have no pre-emptive or conversion rights except as the trustees may determine or rights to cumulative voting. At any time when Preferred Stock is outstanding, common shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on Preferred Stock have been paid, and unless Asset Coverage with respect to Preferred Stock would be at least 200% after giving effect to the distributions. The Fund pays monthly dividends, typically on the first business day of the following month.

The common shares are listed on the New York Stock Exchange. The Fund intends to hold annual meetings of shareholders so long as the Fund’s shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

MuniPreferred Shares

The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of preferred shares. The Fund currently has outstanding MuniPreferred shares. Each share of Preferred Stock ranks on parity with respect to the payment of dividends and the distribution of assets upon liquidation. Under the 1940 Act, the MTP Shares are considered to be a separate series of the Fund’s existing class of Preferred Stock, and are not considered to be a separate class of securities.

The Fund’s outstanding MuniPreferred shares have a liquidation preference of $25,000 per share, plus all accumulated but unpaid dividends (whether or not earned or declared) to the date of final distribution. MuniPreferred shares are, when issued, (i) fully paid and non-assessable, (ii) not convertible into common shares or other capital stock of the Fund, (iii) have no preemptive rights and (iv) not subject to any sinking fund. MuniPreferred shares are subject to optional and mandatory redemption in certain circumstances. MuniPreferred shares are auction rate securities, meaning that auctions in the securities were held on a periodic basis and interest on the shares was paid at the end of each auction period based on a Dutch auction process. In February 2008, the auction market failed and has not since recovered. The failure of the auction rate market has rendered the MuniPreferred shares virtually illiquid.

Prior to the general failure of the auction markets, MuniPreferred shares paid dividends based on a rate set at the auctions, which were normally held weekly. In most instances, dividends were also paid weekly on the day following the end of the rate period. The rate set at the auctions did not exceed a “maximum rate.” In instances where auctions have failed, the dividend rates for the MuniPreferred shares reset weekly at a “maximum rate”, which is determined by a formula, and is based on the greater of 110% of short-term municipal bond rates or “AA” taxable commercial paper.

A detailed description of the Fund’s MuniPreferred shares, including a description of the “maximum rate” formula, is included in the Fund’s Amendment and Restatement of Statement Establishing and Fixing the Rights and Preferences of MuniPreferred Shares that is on file with the Securities and Exchange Commission.

Series 2015 MTP Shares

In 2010 the Fund issued 3,877,500 MuniFund Term Preferred Shares, 2.65% Series 2015, each with a liquidation preference of $10 per share (the “Series 2015 MTP Shares”). Each Series 2015 MTP Share ranks on parity with other the Fund’s other outstanding series of Preferred Stock, including MTP Shares, with respect to the payments of dividends and the distribution of assets upon liquidation.

Except for time periods and dates associated with the term redemption date of the Series 2015 MTP Shares, the rights and preferences of the Series 2015 MTP Shares are identical to those of the MTP Shares. See “Description of MTP Shares.” The Fund is required to redeem the Series 2015 MTP Shares on February 1, 2015 unless earlier redeemed or repurchased by the Fund. In addition, Series 2015 MTP Shares are subject to optional and mandatory redemption in certain circumstances. The Series 2015 MTP Shares are subject to redemption at the option of the Fund, subject to payment of a premium through January 31, 2012, and at their liquidation preference thereafter. The Series 2015 MTP Shares also will be subject to redemption, at the option of the Fund, at their liquidation preference in the event of certain changes in the credit rating of the Series 2015 MTP Shares.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The By-Laws require the Board of Trustees elected by the holders of common and Preferred Stock, voting as a single class, be divided into three classes, with the term of one class expiring at each annual meeting of shareholders. See the Statement of Additional Information under “Management of the Fund.” This provision of the By-Laws could delay for up to two years the replacement of a majority of the Board of Trustees. Holders of Preferred Stock, voting as a separate class, will be entitled to elect two of the Fund’s trustees, serving for a one year term. In addition, the Declaration of Trust requires a vote by holders of at least two-thirds of the common shares and Preferred Stock, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any other corporation, association, trust or other organization or a reorganization or recapitalization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination or liquidation of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s common shares and Preferred Stock outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding Preferred

Stock, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Preferred Stock outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-Laws, the affirmative vote of the holders of at least a majority of the Preferred Stock outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and Preferred Stock, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of any outstanding Preferred Stock are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration of Trust relating to such higher votes are in the best interest of the Fund and its shareholders.

The Declaration of Trust provides that the obligations of the Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration of Trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The provisions of the Declaration of Trust and By-Laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Fund’s Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

Preemptive Rights.    The Declaration of Trust provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board of Trustees in its discretion may determine. As of the date of this prospectus, no preemptive rights have been granted by the Board of Trustees.

Reference should be made to the Declaration of Trust and By-Laws on file with the Securities and Exchange Commission for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem shares in the Fund held by such shareholders. Instead, the common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value or submitting the conversion of the Fund to an open-end investment company to a vote of shareholders. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount. The Fund will be unable to repurchase its common shares if it does not meet certain asset coverage requirements relating to outstanding Preferred Stock.

If the Fund converted to an open-end investment company, it would be required to redeem all Preferred Stock including MTP Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares and MTP Shares would no longer be listed on the New York Stock Exchange or elsewhere. If approved by the applicable vote of the Fund’s Board of Trustees, the conversion to an open-end fund would require the vote of the majority of the outstanding common shares and Preferred Stock voting together and the Preferred Stock voting as a separate class. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the SAI under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s common shares should trade at a discount, the Board of Trustees of the Fund may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the SAI under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

TAX MATTERS

The discussion below, and the discussion in the SAI under the caption “Tax Matters,” is based on the opinion of K&L Gates LLP (“Tax Counsel”) on the anticipated U.S. federal income tax consequences of acquiring, holding, and disposing of MTP Shares. Tax Counsel’s opinions are based on the current provisions and interpretations of the Internal Revenue Code of 1986, as amended (the “Code”) and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

Upon issuance of MTP Shares, and subject to certain assumptions and conditions, and based upon certain representations made by the Fund, including representations regarding the nature of the Fund’s assets and the conduct of the Fund’s business, Tax Counsel will deliver its opinion concluding that for federal income tax purposes MTP Shares will qualify as stock in the Fund and distributions made with respect to the MTP Shares will qualify as exempt-interest dividends to the extent they are reported by the Fund and not otherwise limited under Section 852(b)(5)(A) of the Code (under which the total amount of dividends that may be treated as exempt-interest dividends is limited, based on the total amount of tax-exempt income generated by the Fund). The Fund’s qualification and taxation as a regulated investment company depend upon the Fund’s ability to meet on a continuing basis, through actual annual operating results, certain requirements in the federal tax laws. Tax Counsel will not review the Fund’s compliance with those requirements. Accordingly, no assurance can be given that the actual results of the Fund’s operations for any particular taxable year will satisfy such requirements.

The following is intended to be a general summary of the material U.S. federal income tax consequences of investing in MTP Shares. The discussion generally applies only to holders of MTP Shares who are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in MTP Shares. This summary deals only with U.S. holders that hold MTP Shares as capital assets. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, U.S. holder of MTP Shares whose “functional currency” is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, person who holds MTP Shares in a qualified tax-deferred account such as an IRA, or person that will hold MTP Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

Federal Income Tax Treatment of the Fund

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally will not be subject to any federal income tax.

The Fund primarily invests in municipal securities issued by States, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam) or in municipal securities whose income is otherwise exempt from regular federal income taxes. Thus, substantially all of the Fund’s dividends to the holders of common shares and MTP Shares will qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Some or all of an exempt-interest dividend, however, may be subject to federal alternative minimum tax imposed on the shareholder. Different federal alternative tax rules apply to individuals and to corporations. The American Recovery and Reinvestment Act of 2009 provides an exemption from the federal alternative minimum tax applicable to individuals for interest on private activity bonds and, for purposes of calculating a corporate taxpayer’s adjusted current earnings, an exemption for interest on all tax-exempt bonds, with both exemptions limited to bonds that are issued after December 31, 2008 and before January 1, 2011, including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009.

In addition to exempt-interest dividends, the Fund also may distribute amounts that are treated as long-term capital gain or ordinary income to its shareholders. The Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, proportionately among the common and MTP Shares. In certain circumstances, the Fund will make payments to holders of MTP Shares to offset the tax effects of a taxable distribution. See “Description of MTP Shares—Dividends and Dividend Periods” in this prospectus.

The SAI contains a more detailed summary of the federal tax rules that apply to the Fund and its shareholders. Legislative, judicial or administrative action may change the tax rules that apply to the Fund or its shareholders. Any change may be retroactive for Fund transactions.

Federal Income Tax Treatment of Holders of MTP Shares

Under present law, Tax Counsel is of the opinion that MTP Shares of the Fund will constitute equity of the Fund, and thus distributions with respect to MTP Shares (other than distributions in redemption of MTP Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the MTP Shares, there can be no assurance that the IRS will not question Tax Counsel’s opinion and the Fund’s treatment of MTP Shares as equity. If the IRS were to succeed in such a challenge, holders of MTP Shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

Except in the case of exempt-interest dividends and capital gain dividends, if any, dividends paid by the Fund generally will be taxable to holders at ordinary income tax rates. Dividends derived from net capital gain and reported by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the length of time such holders have held their shares. Distributions in excess of the Fund’s earnings and profits, if any, will first reduce a shareholder’s adjusted tax basis in his or her shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder who holds such shares as a capital asset. A holder of MTP Shares will be required to report the dividends declared by the Fund for each day on which such holder is the shareholder of record. The Fund intends to notify holders of MTP Shares in advance if it will allocate to them income that is not exempt from regular federal income tax. In certain circumstances, the Fund will make payments to holders of MTP Shares to offset the tax effects of the taxable distribution.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to report dividends made with respect to common shares and Preferred Stock, including MTP Shares, as consisting of particular types of income (e.g., exempt-interest dividends, net capital gain, or ordinary income) in accordance with each class’s proportionate share of the total dividends paid by the Fund during the year.

Although dividends generally will be treated as distributed when paid, a distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

Maryland Tax Matters

The following discussion of Maryland income tax matters is based upon the advice of K&L Gates LLP, special counsel to the Fund.

The following is a general, abbreviated summary of certain provisions of the applicable Maryland tax law as presently in effect as it directly governs the taxation of Maryland resident individual shareholders of the Fund. The treatment of corporate shareholders who pay Maryland corporate income tax may differ from that described below. Corporate shareholders are urged to consult their tax advisors. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable.

These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. The following is based on the assumptions that the Fund will qualify under Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as a regulated investment company, that it will satisfy the conditions that will cause the Fund’s distributions to qualify as exempt-interest dividends to shareholders, and that it will make such distributions of income and gains as are necessary to qualify to be treated as a regulated investment company for federal income tax purposes.

Distributions paid by the Fund will not be subject to Maryland personal income tax if the distributions are attributable to income earned by the Fund as interest received or capital gains recognized by the Fund on Maryland state or local obligations. In addition, distributions paid by the Fund will not be subject to Maryland personal income tax if the distributions are attributable to interest earned or capital gains recognized by the Fund from obligations or securities of any authority, commission or instrumentality of the United States and such entity is exempt from state taxation under federal law. All other distributions paid by the Fund will generally be subject to the Maryland personal income tax. Gain on the sale of redemption of Fund shares generally is subject to Maryland personal income tax.

Shareholders are advised to consult their own tax advisors for more detailed information concerning Maryland tax matters. Please refer to the Statement of Additional Information for more detailed information.

Other State and Local Tax Matters

While exempt-interest dividends are exempt from regular federal and Maryland income taxes, they may not be exempt from other state or local income or other taxes. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest a regulated investment company receives on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income the Fund earned during the preceding year on tax-exempt obligations and the Fund will indicate, on a state-by-state basis, the source of this income. You should consult with your tax adviser about state and local tax matters.

Sale of Shares

The sale of MTP Shares by holders will generally be a taxable transaction for federal income tax purposes. A holder of MTP Shares who sells such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds resulting from the sale and such holder’s adjusted tax basis in the shares sold. A portion of any such gain will generally be characterized as dividend income to the extent it is attributable to declared but unpaid dividends. If such MTP Shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by the Fund (including a redemption resulting from liquidation of the Fund), if any, of all MTP Shares actually and constructively held by a shareholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the shareholder does not own (and is not regarded under certain federal income tax rules of constructive ownership as owning) any common shares in the Fund, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Code must be satisfied to achieve such treatment.

Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or reported amounts of undistributed capital gain that are treated as received) with respect to such shares.

Any loss realized on a sale or exchange will be disallowed to the extent that substantially identical shares are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the disposition of such shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Backup Withholding

The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions (including redemption proceeds) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Fund has been so notified). The current rate of backup withholding is 28%. Certain shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax; any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before making an investment in MTP Shares.

UNDERWRITERS

Under the terms and subject to the conditions contained in an underwriting agreement dated the date of this prospectus, the underwriters named below, for whom Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., UBS Securities LLC, and Wells Fargo Securities, LLC are acting as representatives, have severally agreed to purchase, and the Fund has agreed to sell to them, severally, the number of MTP Shares indicated below:

Name	Number of MTP Shares
Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Citigroup Global Markets Inc.
UBS Securities LLC
Wells Fargo Securities, LLC
Nuveen Investments, LLC

Total

The underwriters are offering the MTP Shares subject to their acceptance of the MTP Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the MTP Shares offered by this prospectus are subject to the approval of certain legal matters by their counsel and to certain other conditions. The underwriters are obligated to take and pay for all of the MTP Shares offered by this prospectus if any such MTP Shares are taken.

The underwriters initially propose to offer part of the MTP Shares directly to the public at the public offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $           per MTP Share under the public offering price. Any underwriter may allow, and such dealers may reallow, a concession not in excess of $           per MTP Share to other underwriters or to certain dealers. After the initial offering of the MTP Shares, the offering price and other selling terms may from time to time be varied by the representatives. The underwriting discounts and commissions of $0.15 per MTP Share are equal to 1.5% of the public offering price. Investors must pay for any MTP Shares purchased on or before                     , 2011.

The Fund has granted the underwriters an option, exercisable for 30 days from the date of this prospectus, to purchase up to an aggregate of                      additional MTP Shares at the public offering price listed on the cover page of this prospectus, less underwriting discounts and commissions. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the MTP Shares offered by this prospectus. To the extent the option is exercised, each underwriter will become obligated, subject to certain conditions, to purchase about the same percentage of the additional MTP Shares as the number listed next to the underwriter’s name in the preceding table bears to the total number of MTP Shares listed in the preceding table. If the underwriters’ option is exercised in full, the total price to the public would be $                    , the total underwriting discounts and commissions would be $                     and total proceeds to the Fund would be $                    .

The following table shows the underwriting discounts and commissions the Fund will pay in connection with this offering. The information assumes either no exercise or full exercise by the underwriters of their overallotment option. However, the underwriters are not required to take or pay for the MTP Shares covered by the underwriters over-allotment option described below.

	Per MTP Share	Without Option	With Option
Underwriting discounts and commissions	$0.15	$	$

Application has been made to list the MTP Shares, subject to official notice of issuance, on the New York Stock Exchange under the symbol “NMY Pr D.” Prior to this offering, there has been a limited public market for the Fund’s MuniFund Term Preferred Shares. It is anticipated that trading on the New York Stock Exchange will begin within 30 days from the date of this prospectus. During such period, the underwriters do not intend to make a market in MTP Shares. Consequently, it is anticipated that, prior to the commencement of trading on the New York Stock Exchange, an investment in MTP Shares will be illiquid and holders of MTP Shares may not be able to sell such shares as it is unlikely that a secondary market for MTP Shares will develop. If a secondary market does develop prior to the commencement of trading on the New York Stock Exchange, holders of MTP Shares may be able to sell such shares only at substantial discounts from liquidation preference.

The Fund, Nuveen Fund Advisors and Nuveen Asset Management have each agreed that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the underwriters, the Fund will not, during the period ending 180 days after the date of this prospectus:

•

offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any senior securities (as defined in the 1940 Act) or any securities convertible into or exercisable or exchangeable for senior securities; or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the MTP Shares,

whether any such transaction described above is to be settled by delivery of MTP Shares or such other securities, in cash or otherwise; or file any registration statement with the Securities and Exchange Commission relating to the offering of any MTP Shares or any securities convertible into or exercisable or exchangeable for MTP Shares.

In order to facilitate the offering of the MTP Shares, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the MTP Shares. Specifically, the underwriters may over-allot in connection with the offering, creating a short position in the MTP Shares for their own account. In addition, to cover over-allotments or to stabilize the price of the MTP Shares, the underwriters may bid for, and purchase, MTP Shares in the open market. Finally, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing the MTP Shares in the offering, if the syndicate repurchases previously distributed MTP Shares in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of the MTP Shares above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

The Fund anticipates that the representatives and certain other underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as such brokers while they are underwriters. From time to time, Morgan Stanley & Co. Incorporated has provided, and continues to provide, investment banking services to the Fund, Nuveen Fund Advisors, Nuveen Asset Management and their affiliates for which it has received customary fees and expenses. The underwriters may, from time to time, engage in transactions with or perform services for the Fund, Nuveen Fund Advisors, Nuveen Asset Management and their affiliates in the ordinary course of business. As a result of the acquisition of Nuveen Investments by an investor group led by Madison Dearborn, certain underwriters, their affiliates or employees, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., UBS Securities LLC and Wells Fargo Securities, LLC, have an ownership interest in Nuveen Investments.

Certain underwriters and their affiliates, including Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., UBS Securities LLC and Wells Fargo Securities, LLC, currently own or are obligated to repurchase in the future outstanding MuniPreferred shares. In addition, customers of certain underwriters and their affiliates currently own outstanding MuniPreferred shares. In connection with an inquiry by FINRA into the activities of Nuveen Investments, LLC, a registered broker-

dealer affiliate of Nuveen Fund Advisors and Nuveen Asset Management that is involved in the offering of the Fund’s MTP Shares, in marketing and distributing MuniPreferred shares and FundPreferred shares (the latter being preferred shares issued by certain Nuveen non-municipal closed-end funds), FINRA staff members have notified Nuveen Investments, LLC that they have made a preliminary determination to recommend that disciplinary action be brought against Nuveen Investments, LLC. The potential charges recommended by the FINRA staff in such action would allege that certain MuniPreferred share and FundPreferred share marketing materials provided by Nuveen Investments, LLC were false and misleading from 2006 to 2008, and also would allege failures by Nuveen Investments, LLC relating to its supervisory system with respect to the marketing of MuniPreferred and FundPreferred shares. The FINRA staff has provided Nuveen Investments, LLC an opportunity to make a written submission to FINRA to aid its consideration of whether to revise and/or go forward with the staff’s preliminary determination to recommend disciplinary action. Nuveen Investments, LLC has made such a submission responding to the potential allegations and asserting its defenses. Nuveen Investments, LLC anticipates continuing to discuss these matters with the FINRA staff. Upon the successful completion of this offering, these outstanding MuniPreferred shares may be redeemed or purchased by the Fund with the net proceeds of the offering as set forth in “Use of Proceeds.” Although such a redemption or purchase would be done in accordance with the 1940 Act in a manner that did not favor these underwriters, affiliates or customers, the underwriters or their affiliates may nonetheless be deemed to obtain a material benefit from the offering of the MTP Shares due to such redemption or purchase including, for certain of the underwriters and their affiliates, potentially substantial financial relief and/or relief related to legal and regulatory matters associated with currently illiquid MuniPreferred shares.

The Fund, Nuveen Fund Advisors, Nuveen Asset Management and the underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933.

The principal business address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York 10036. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, New York 10036. The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of UBS Securities LLC is 299 Park Avenue, New York, New York 10071. The principal business address of Wells Fargo Securities, LLC is 375 Park Avenue, New York, New York 10152.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Fund to Computershare, Inc.

LEGAL OPINIONS

Certain legal matters in connection with MTP Shares will be passed upon for the Fund by K&L Gates LLP, Washington, DC, and for the Underwriters by Simpson, Thacher & Bartlett LLP, New York, New York. K&L Gates LLP and Simpson, Thacher & Bartlett LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Fund appearing in the Fund’s Annual Report for the year ended May 31, 2010 and the Fund’s unaudited financial statements for the six months ended November 30, 2010 are incorporated by reference into the Statement of Additional Information. The May 31, 2010 financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides auditing services to the Fund. The principal business address of Ernst & Young LLP is 155 North Wacker Drive, Chicago, Illinois 60606.

MISCELLANEOUS

To the extent that a holder of MTP Shares is directly or indirectly a beneficial owner of more than 10% of any class of the Fund’s outstanding shares (meaning for purposes of holders of MTP Shares, more than 10% of the Fund’s outstanding Preferred Stock), such a 10% beneficial owner would be subject to the short-swing profit rules that are imposed pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (and related reporting requirements). These rules generally provide that such a 10% beneficial owner may have to disgorge any profits made on purchases and sales, or sales and purchases, of the Fund’s Preferred Stock (including MTP Shares) within any six month time period. Investors should consult with their own counsel to determine the applicability of these rules.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission. These documents can be inspected and copied for a fee at the Securities and Exchange Commission’s public reference room, 100 F Street, N.E., Washington, D.C. 20549-0102. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the Securities and Exchange Commission.

This prospectus does not contain all of the information in the Fund’s Registration Statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about the Fund and MTP Shares can be found in the Fund’s Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the Securities and Exchange Commission. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Fund’s Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the Securities and Exchange Commission, including proxy statements and reports filed under the Exchange Act. Additional information may be found on the Internet at http://www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A—FACTORS AFFECTING MUNICIPAL SECURITIES IN MARYLAND

The following information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Fund are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of the municipal securities. This information has not been independently verified.

The Fund will have considerable investments in Maryland Municipal Obligations. Accordingly, the Fund is susceptible to certain risk factors which could adversely affect issuers of Maryland Municipal Obligations. The ability of issuers to pay interest on, and repay principal of, Maryland Municipal Obligations may be affected by: (1) amendments to the Maryland Constitution and other statutes that limit the taxing and spending authority of Maryland government entities; (2) the general financial and economic profile as well as the political climate of the State of Maryland, its public authorities, and political subdivisions; and (3) a change in Maryland laws and regulations or subsequent court decisions that may affect, directly or indirectly, Maryland Municipal Obligations. The Fund’s yield and share price are sensitive to these factors as one or more of such factors could undermine Maryland issuers’ efforts to borrow, inhibit secondary market liquidity and erode credit ratings.

Summarized below are important financial concerns relating to the Fund’s investments in Maryland Municipal Obligations. This section is not intended to be an entirely comprehensive description of all risks involved in investing in Maryland Municipal Obligations. The following only highlights some of the more significant financial trends and problems and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of Maryland, and its agencies and instrumentalities, as available on March 8, 2011. The accuracy and completeness of the information in those reports have not been independently verified. There may be significant changes in circumstances altering the economic and budget predictions since those publications or after the publication of this prospectus. The Fund assumes no obligation to update this information.

State Economy

The State has a population of approximately 5.7 million, with employment based largely in services, trade and government. Those sectors, along with financial activities, are the largest contributors to the gross state product (according to the U.S. Department of Commerce, Bureau of Economic Analysis). Population is concentrated in urban areas around Baltimore and Washington, D.C., and proximity to Washington, D.C. influences the above-average percentage of employees in government. Manufacturing, on the other hand, is a much smaller portion of employment than for the nation as a whole. Future economic difficulties in the service and high technology sectors that are being promoted by Maryland could have an adverse impact on the finances of the State and its subdivisions, and could adversely affect the market value of the bonds in the Fund’s portfolio or the ability of the respective obligors to make payments of interest and principal due on such bonds. In addition, Maryland’s relatively high concentration of governmental employment makes the state potentially vulnerable to any decrease in federal, including military, and state governmental spending.

The outlook for Maryland’s economy has declined along with expectations for the national economy. Maryland’s fiscal year 2010 budget was reduced by $1 billion to address the downturn in the economy which has resulted in reduced tax and other general fund revenues. Even taking into account the impact of the American Recovery and Reinvestment Act of 2009 (“ARRA”), the State and Maryland local governments are expecting reduced sales and income tax receipts. The general forecast concerning Maryland’s budget suggests that under current assumptions, the State faces cash and structural deficits which will require additional action to ensure balanced budgets over the next few years. It is difficult to predict what, if any, further steps may be required to address Maryland’s budget deficit and declining revenues. The magnitude of the effect the budget deficit will have on State projects is uncertain but could be significant.

A-1

State Budget

The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30. As of the end of the 2010 fiscal year, the State’s governmental funds reported a combined fund balance of $1.8 billion, a decrease of $155 million from the prior year. The combined fund balance includes a deficit of $700 million, including a deficit of $341 million for the general fund and a deficit of $359 million for the other governmental funds. The remainder of the fund balance is nonspendable, restricted, or committed based on the constraints on the specific purposes for which amounts in that fund can be spent. Included in committed fund balance is $615 million in the “State Reserve Fund” which is set aside to meet future financial needs. By law, the governor must appropriate to the State Reserve Fund, the general fund surplus of the second preceding fiscal year that exceeds $10,000,000. The unassigned general fund deficit plus the amount in the State Reserve Fund, is approximately 0.9 % of the total annual expenditures in governmental funds, compared with 3.0% for the prior year.

The general fund is the major operating fund of the State. At the end of the 2010 fiscal year, the unassigned fund balance deficit of the general fund was $341 million, while the total fund balance was $1.2 billion. The fund balance of the State’s general fund decreased by $261 million during 2010, compared to a decrease of $1.4 billion for 2009. Although growth in revenues, ($1.7 billion (7.7%)), exceeded growth in expenditures, ($1.2 billion (5.0%)), total expenditures exceeded total revenues by $1.0 billion in the 2010 fiscal year. Revenues increased by $1.7 billion over the prior year, primarily due to increases in federal revenues, $1.6 billion (22.5%) and charges for services, $390 million (47.0%), and despite revenue decreases for income taxes, $198 million (2.8%), and sales and use taxes, $97 million (2.5%). General fund expenditures increased by $1.2 billion. Expenditures for education, health and mental hygiene and human resources increased by $250 million (3.0%), $755 million (9.1%) and $229 million (11.1%), respectively. These increases were the result of continued increased funding for education, and continued increases in Medicaid costs and funding for food stamps and temporary assistance due to the worsening economy. Transfers out from the general fund were $510 million in fiscal year 2010 compared to $475 million for the prior year. This increase was due primarily to an increase of $26 million to the Economic Development Loan Programs.

General fund revenues on a budgetary basis realized in the State’s fiscal year ended June 30, 2010, were above estimates by $190.9 million, or 1.5%. The State ended fiscal year 2010 with a $344.0 million general fund balance on a budgetary basis. This balance reflects a $190.2 million increase compared to the balance projected at the time the 2011 budget was enacted. In addition, there was a balance in the Revenue Stabilization Account of $611.6 million. For fiscal year 2011, the total budget is $33.1 billion, a $1,089.6 million increase over fiscal year 2010. The General Fund accounts for approximately $13.2 billion, of which the largest expenditures are for health and education, which together represent 74.6% of total general fund expenditures. General fund expenditures exclude transportation, which is funded with special fund revenues from the Transportation Trust Fund.

On a GAAP basis, the fiscal year 2010 nonspendable general fund balance was $449.0 million, while the spendable fund balance was $800.1 million. The reserved general fund balance was $1,363.0 million and unreserved fund balance was $146.9 million at the end of fiscal year 2009. The total GAAP fund balance for fiscal year 2010 was $1,249.1 million compared with a total GAAP fund balance of $1,509.9 million for fiscal year 2009.

The State Reserve Fund consists of the Revenue Stabilization Account and other reserve funds, which together totaled $614.7 million at the end of fiscal year 2010. The Revenue Stabilization Account was established to retain State revenues for future needs and to reduce the need for future tax increases. Current estimates for the close of fiscal year 2011 project a total reserve balance of $625.7 million, of which $622.7 million is projected to be in the Revenue Stabilization Account. In the proposed 2011 budget, the Revenue Stabilization Account balance as a percentage of general fund revenues as stated in the 2009 annual report of the Board of Revenue Estimates equaled 5.0%. The percentage decreased to 4.7% due to increased revenue estimates.

A-2

As of November 10, 2010 the Maryland Department of Legislative Services (“MDLS”) forecast a fiscal year 2012 cash shortfall of $1.6 billion between revenues and expenditures, and continuing cash shortfalls of between $1.8 and $1.9 billion in fiscal years 2013 through 2016. The MDLS also forecast a structural budget imbalance of $2.1 billion in fiscal year 2012 and continuing structural imbalances between ongoing revenues and expenditures in fiscal years 2013 through 2016.

2012 Budget.    On January 21, 2011, the Governor presented his proposed fiscal year 2012 Budget (the “2012 Budget”) to the General Assembly. The 2012 Budget includes $14,636.0 million in spending for, among other things (1) $6,185.3 million in aid to local governments; (2) $2,534.0 million for the Medicaid Program; and (3) $15.0 million to the Dedicated Purpose Account of the State Reserve Fund for the Prince George’s County Health System. The 2012 Budget also includes deficiency appropriations of $93.8 million for fiscal year 2011, including: $78.1 million to the Department of Health and Mental Hygiene primarily for Medicaid, $6.1 million for the State Department of Education largely for student assessments, and $3.6 million to the Department of Juvenile Services for various operating expenses.

As part of the fiscal year 2012 budget plan, the Governor has proposed the Budget Reconciliation and Financing Act of 2011 (the “2011 Act”) legislation that, if enacted, would authorize various funding changes resulting in increased general fund revenues and decreased general fund appropriations.

The 2011 Act and other revenue adjustments increase fiscal year 2012 revenues by $253.8 million, including $59.1 million in additional income tax and sales tax collections as a result of federal tax changes, $60.0 million in diverted transportation related revenues, $24.0 million in federal retiree drug subsidies, $20.0 million from linking renewals of vehicle registrations to the payment of tax liabilities, $18.7 million in sales and motor fuel tax diversions from the Chesapeake Bay 2010 Fund, and $17.8 million from maintaining existing payments to businesses for sales tax collections.

The 2011 Act proposes transfers to the General Fund in fiscal year 2012 of $12.9 million, including $10.0 million from the Real Property Records Improvement Fund and $2.0 million from the State Insurance Trust Fund. The 2011 Act also proposes transfer to the General Fund totaling $191.3 million from various capital-related special funds, including $94.5 million in transfer tax revenues and $90.0 million from the Bay Restoration Fund.

Proposed fiscal year 2012 general fund appropriations include reversions and reductions totaling $445.2 million contingent upon enactment of the 2011 Act. The proposed reductions include $93.7 million in aid to education to maintain State support for primary and secondary education at the fiscal year 2011 level, $124.4 million in aid to education as a result of prefunding fiscal year 2012 support in fiscal year 2011, $104.0 million in savings from retirement reforms, $42.4 million for various proposals in the Department of Health and Mental Hygiene, $34.8 million from shifting a share of the cost of property valuation to local governments, and $22.1 million in savings from retiree prescription drug benefits.

The 2012 Budget includes $1.5 billion in contributions to the State Teachers’ and Employees’ Pension Systems consistent with the corridor methodology of funding as prescribed by statute. The 2011 Act proposes reforms to the Teachers’ and Employees’ Pension Systems. If the proposed reforms are enacted, the 2011 Act will also reduce the State’s contributions to the Teachers’ and Employees’ Pension Systems in fiscal year 2012 by $120.0 million to reflect the impact of the increased employee contributions and reduced future retirement benefits and their associated liabilities. Of this amount, $104.0 million will accrue to the General Fund, and $16.0 million will accrue to special and federal funds contributing to the pension systems. Any savings from pension reform in fiscal year 2012 in excess of $120.0 million will be reinvested in the System. The 2011 Act also provides that for future fiscal years the State’s contributions to each system shall include an additional amount reflecting the difference between the State’s required contribution under the corridor funding method for that fiscal year and the amount that would have been required had pension reforms not been enacted. For fiscal year 2013 only, that additional amount will be reduced by $60.0 million, but beginning in fiscal year 2014 all savings from the 2011 Act pension reforms will be invested in the Teachers’ and Employees’ Pension Systems.

A-3

The 2012 Budget includes funds for full employee salaries and does not propose any furloughs or temporary salary reductions. The 2012 Budget also does not include funds for any employee cost of living adjustment, merit increases, or the statutory match for contributions to deferred compensation, but does include $39.2 million for a one-time $750.00 bonus for most employees.

The 2012 Budget includes $15.0 million to the Dedicated Purpose Account of the State Reserve Fund for distribution to the Prince George’s County Health System. The 2011 Act proposes directing $40.0 million in transportation related revenues to the Revenue Stabilization Account of the State Reserve Fund. The balance in the Revenue Stabilization Account is estimated to equal $681.5 million or 5.0% of general fund revenues as estimated by the Board of Revenue Estimates in December 2010. No transfers from the State Reserve Fund to the General Fund are planned in fiscal year 2012.

The 2012 Budget funds debt service on the State’s general obligation bonds with $867.3 million in special funds, primarily from State property tax revenues and $11.1 million in federal funds reflecting the interest subsidy on current outstanding ARRA Bonds. The projected amount of State property tax revenues reflects a property tax rate of $0.112 (per $100 of taxable assessed value), a rate unchanged from fiscal year 2011.

It is estimated that the general fund balance on a budgetary basis at June 30, 2012, will be $120.3 million. In addition, the balance in the Revenue Stabilization Account of the State Reserve Fund is estimated to be $681.5 million at June 30, 2012, equal to 5.0% of estimated general fund revenues.

2011 Budget.    On April 12, 2010, the General Assembly enacted the Budget for fiscal year 2011 (the “2011 Budget”). The 2011 Budget includes, among other things: (1) funds to the State’s Teachers’ and Employees’ Retirement and Pension Systems consistent with the “corridor” methodology of funding as prescribed by statute; (2) $5,741.6 million in aid to local governments from general funds; (3) $0.8 million for capital projects; (4) $15.0 million to the State Reserve Fund; and (5) deficiency appropriations of $195.8 million for fiscal year 2010, including $108.9 million for Medicaid, $39.3 million for Public Education, $17.3 million to the Department of Human Resources for Temporary Disability Assistance Payments, $13.3 million to the Department of Assessments and Taxation for tax credit payments, and $12.0 million for the Department of Public Safety and Correctional Services, mostly for staffing and inmate medical costs. The 2011 Budget does not include funds for any employee cost of living adjustment, merit increases, or a match for contributions to deferred compensation.

As part of the fiscal year 2011 budget plan, the General Assembly enacted the Budget Reconciliation and Financing Act of 2010 (the “2010 Act”), legislation that authorizes various funding changes resulting in increased general fund revenues and decreased general fund appropriations. The 2010 Act and other revenue adjustments increase fiscal year 2011 general fund revenues by $367.2 million, including $363.4 million in Highway User Revenues, $22.1 million by diverting to the General Fund a portion of sales taxes and motor fuel taxes from the Chesapeake Bay 2010 Fund, $11.0 million resulting from changes in the allocation of interest earnings that otherwise would be retained in special funds accounts, and $2.4 million in Admissions and Amusement tax attributable to the cultural arts. Fiscal year 2011 general fund revenue reductions include $41.8 million in corporate income taxes due to the reauthorization of the Higher Education Investment Fund and $19.0 million related to the Job Creation Tax Credit.

The 2010 Act authorizes transfers to the General Fund in fiscal year 2011 of $22.3 million, including $11.7 million from the University System of Maryland and $6.0 million in furlough-related savings from various special funds. The 2010 Act also authorizes transfers to the General Fund totaling $111.7 million from capital-related special fund balances, including $45.0 million from the Bay Restoration Fund and $54.0 million in transfer tax revenues.

Reductions to required fiscal year 2011 general fund appropriations include $350.0 million in Aid to Education to be replaced with Education Trust Fund revenues being re-allocated from the Local Income Tax Reserve, $156.9 million from reducing operating budget funding for the Intercounty Connector to reflect the use

A-4

of bonds, $42.1 million in Higher Education funding to be replaced with Higher Education Investment Fund revenues, and $17.0 million due to an increase in quality assessments on nursing facilities.

The 2011 Budget includes $15.0 million for the State Reserve Fund in the Dedicated Purpose Account for distribution to the Department of Health and Mental Hygiene for the Prince George’s County Health Care System. The 2011 Budget also eliminates operating funds for the Intercounty Connector. No transfers from the State Reserve Fund to the General Fund are planned in fiscal year 2011.

The 2011 Budget funds fiscal year 2011 debt service on the State’s general obligation bonds with $827.5 million in special funds, primarily from State property tax revenues. The projected amount of State property tax revenues reflects a property tax rate of $0.112 (per $100 of taxable assessed value), a rate unchanged from fiscal year 2010.

State aid to primary and secondary schools includes $114.0 million in Education Trust Fund revenues generated through $60.0 million in anticipated revenue from Video Lottery Terminal (“VLT”) operations and $54.0 million in VLT licensing fees. The 2011 Budget also includes $389.0 million in additional federal fund attainment in the Medicaid program.

Based on the Board of Revenue Estimates March 2010 general fund revenue estimate and actions enacted by the General Assembly in the 2010 session, it was estimated that the general fund balance on a budgetary basis at June 30, 2011 would be $203.9 million.

Subsequent Events.    General fund revenues and fund transfers realized in the State’s fiscal year ended June 30, 2010 were $190.9 million above estimates and general fund reversions on a budgetary basis were $0.6 million below estimates, resulting in a $344.0 million general fund balance on a budgetary basis.

On August 10, 2010 federal legislation authorizing an extension of enhanced federal fund Medicaid match provisions was enacted. The extended federal Medicaid match was approved at a level lower than that authorized by the American Recovery and Reinvestment Act of 2009. The 2010 Act authorized a transfer of $200.0 million from the Local Income Tax Reserve to the General Fund due to the reduction in the federal match.

On December 15, 2010, the Board of Revenue Estimates increased its fiscal year 2011 general fund revenue estimate by $57.0 million. In addition, the fiscal year 2012 Budget plan includes $60.5 million in revenue adjustments, including $23.0 million contingent upon the enactment of the 2011 Act authorizing the deposit of federal retiree drug subsidies to the General Fund. The 2011 Act also proposes transfers to the General Fund in fiscal year 2011 of $5.6 million in transfer tax revenues and $2.2 million from various special fund balances. Based on the events and actions discussed above, it is estimated that the general fund balance on a budgetary basis at June 30, 2011 will equal $679.4 million.

2010 Budget.    On April 13, 2009, the General Assembly approved the budget for fiscal year 2010. The fiscal year 2010 budget includes, among other things: (1) funds to the State’s retirement and pension systems consistent with the “corridor” methodology of funding as prescribed by statute; (2) $5,736.3 million in aid to local governments from general funds reflecting full funding of the Thornton public school assistance program; (3) $60,000 for capital projects; (4) $139.9 million to the State Reserve Fund; and (5) deficiency appropriations of $273.0 million for fiscal year 2009.

As part of the fiscal year 2010 budget plan, the General Assembly enacted the Budget Reconciliation and Financing Act of 2009 (the “2009 Act”) that authorizes various transfers and funding changes resulting in increased general fund revenues and decreased general fund appropriations.

The 2009 Act provided for transfers to the General Fund in fiscal year 2010 of $216.3 million, including $31.0 million of transfer tax revenues and $161.9 million from the local share of highway user revenues. The 2009 Act and other legislative actions cumulatively decrease fiscal year 2010 revenues by $24.8 million, taking into effect projected decreases resulting from the impact of ARRA on individual income taxes.

A-5

Reductions to required fiscal year 2010 general fund appropriations include $34.0 million in aid to community colleges; $24.0 million due to modifications in the local jail reimbursement program; $16.1 million representing a decrease in the State share (from 80% to 70%) of the cost of placing students with special needs in non-public establishments; and $11.8 million reflecting the elimination of a State match of employee contributions to the deferred compensation plan. The fiscal year 2010 budget does not include funds for any employee cost of living adjustment or merit increases.

The fiscal year 2010 budget included $139.9 million for the Revenue Stabilization Account of the State Reserve Fund. The required payment of $63.0 million from the Dedicated Purpose Account to the Maryland Transportation Authority for the Intercounty Connector was reduced and funded with general obligation bonds instead. Transfers from the State Reserve Fund to the General Fund totaled $210.0 million in fiscal year 2010.

The 2010 budget funds fiscal year 2010 debt service on the State’s general obligation bonds with $785.0 million in special funds, primarily from State property tax revenues. The projected amount of State property tax revenues reflects a property tax rate of $0.112 (per $100 of taxable assessed value), a rate unchanged from fiscal year 2009.

Subsequent Events.    In order to close emerging gaps between anticipated revenues and budgeted expenditures, the Governor proposed and the Board of Public Works approved General Fund budget reductions of $205.3 million on July 22, 2009, $223.3 million on August 26, 2009 and $102.8 million on November 18, 2009.

Based on the Board of Revenue Estimates March 2009 general fund revenue estimate and actions enacted by the General Assembly in the 2009 session, it was estimated that the general fund balance on a budgetary basis at June 30, 2010 would be $87.9 million.

Federal stimulus funding.    ARRA provides support for the states, including Maryland, by funding infrastructure, education programs, human services programs, and providing discretionary and targeted funding. ARRA provides over $4.6 billion in formula funding to Maryland governments.

ARRA grants to Maryland provide $581.8 million for educational programs, $767.3 million for infrastructure programs, and $425.6 million for other programs. These funds provide additional federal support and do not supplant general funds. ARRA also includes $101.8 million in grants to local governments and aid organizations that are not appropriated in the State budget. These funds will be distributed directly to the local governments and aid organizations.

ARRA also provides federal grants for which State and local governments must compete, including grants to support law enforcement, habitat conservation, and the arts. It is uncertain how much of these funds the State or Maryland local governments will receive.

ARRA’s most significant impact for Maryland is the $2.9 billion that can support State general fund commitments. These funds support Medicaid, education, and discretionary State spending. The funds are used in the place of general funds to sustain State funding from fiscal years 2009 to 2011. When the funds are no longer available, the State will need to replace the funds or reduce spending.

Other Fiscal Challenges Facing Maryland

Maryland’s economy has encountered a significant slowdown in its economy due to national and regional economic trends. Maryland is facing a cyclical economic downturn as are states across the nation. Maryland has seen deterioration in its key economic indicators. Even though the short-term economic outlook for the State has moderately improved, medium to long-term growth in the Maryland economy is expected to accelerate due to its highly educated workforce, its public and private research facilities, significant economic activity in business services, technology, the government sector and to United States Base Realignment and Closure (“BRAC”) Program related military relocations in the State. It is unclear, however, how quickly such acceleration will occur.

A-6

While most of the current difficulties caused by the recession are affecting the State’s economy, these problems have not hit Maryland as hard as many other states. The following selected economic, social, and employment data may be relevant in evaluating the economic and financial condition of the State; however, this information is not intended to provide all relevant data necessary for a complete evaluation of the State’s economic and financial condition.

BRAC Program.    The State and impacted local governments are addressing the financial burden of additional state and local infrastructure needs resulting from the BRAC Program. As part of BRAC, a substantial number of military families and private sector workers will relocate to various parts of Maryland. These additional households, estimated to potentially total 28,000 by 2015, will require schools, housing, transportation and other services. BRAC relocations are resulting in increased expenditures at both the State and local levels, although recent spending cuts made by the State may impact the funding for some of these expenditures and may result in either greater borrowing or delays in implementation of the needed infrastructure. The short term financial impact of BRAC relocations cannot yet be determined.

Employment.    Maryland’s labor force totaled slightly less than 3.0 million individuals in 2010, including agricultural and nonagricultural employment, the unemployed, the self-employed and residents who commute to jobs in other states. The government, retail trade, and services sectors (notably professional and business, and educational and health) are the leading areas of employment in the State. In contrast to the nation as a whole, considerably more people in Maryland are employed in the federal government and service sectors and fewer in manufacturing.

In 2010, Maryland employment fell 0.1%, though that decline followed the sharpest drop in employment in nearly two decades, resulting in slightly negative employment growth over the past five years. As the housing market collapsed, the construction and finance industries lost the greatest percentage of jobs during the recession; they also declined more rapidly in Maryland than across the nation. Maryland manufacturing employment has declined steadily over the past five years, though not as quickly as the manufacturing sector nationally. Several other Maryland industries were also impacted. Maryland’s high income and proximity to the federal government have enabled continued growth in professional and business services, and government employment in Maryland has acted as a stabilizing influence.

Maryland’s unemployment rate has been lower than the rest of the country for the past ten years, while the labor force has grown more slowly than the rest of the country in seven of the last ten years.

State Unemployment Insurance Trust Fund.    The State’s unemployment rate and the payment of unemployment benefits have risen over the past several years. In fiscal year 2010, the Maryland Unemployment Insurance Trust Fund (the “Unemployment Fund”), which provides funding for unemployment benefits in the State, received approximately $643.9 million in annual contributions from employers and workers while paying out approximately $942.6 million in regular, annual state unemployment benefits (excluding benefits paid entirely by the federal government). The State’s unemployment rate, which was 5.4% in December 2008, rose to 7.5% in December 2009 and was 7.4% in December 2010.

The State has borrowed $133.8 million from the U.S. Department of Labor (“DOL”) for cash advances to provide funding for unemployment insurance benefits. The need for this advance was due to unprecedented demand on the Unemployment Fund because of the economic downturn. The Unemployment Fund pays up to 26 weeks of benefits for Maryland residents who lose jobs through no fault of their own. Extended benefits beyond the first 26 weeks are paid for by federal funds. Increased unemployment insurance tax payments from employers resulting from automatic rate adjustments began to flow into the Unemployment Fund during April, 2010 and the Unemployment Fund repaid the advance to DOL in December 2010.

While the Unemployment Fund in Maryland has held up better than those in many other states, its reserves declined to less than $100.0 million in early February 2010, from $755.0 million at the end of 2008. As of December 31, 2010, the Fund balance is $200.0 million, which includes $126.8 million in additional federal

A-7

funding because of modernization adjustments to the State unemployment insurance laws. In December 2010, the Unemployment Fund paid approximately $16.0 million a week in benefits. The ultimate impact of the increase in payments by the Unemployment Fund cannot yet be determined.

State Retirement and Pension System of Maryland.    The State is also addressing how state and local governments should account for and report costs and obligations related to post employment health care and other post employment non-pension benefits. As of June 30, 2009, the actuarial accrued liability for benefits was $15.5 billion, and the actuarial value of assets was $174.3 million, resulting in an unfunded actuarial accrued liability of $15.3 billion. The ratio of the actuarial value of assets to the actuarial accrued liability was 1.1%. The covered payroll (annual payroll of active employees covered under the Plan) was $4.7 billion, and the ratio of the unfunded actuarial accrued liability to the covered payroll was 322.3%.

The 2006 General Assembly established a Blue Ribbon Commission which is reviewing the assumptions and qualifications for assessing employment non-pension liabilities and is studying funding options. In an Interim Report released in December 2008, the Commission reported its view that Maryland cannot sustain into the future the current level of retiree health benefits. The Commission is continuing to explore options for redesigning retiree health benefits and/or the way the State pays for them to arrive at a solution that is both fiscally sound and fair to current and retired State employees.

The 2010 General Assembly established a Public Employees’ and Retirees’ Benefit Sustainability Commission (the “Sustainability Commission”), composed of the State Treasurer, three members appointed by the Governor, two members appointed by the President of the Senate, and two members appointed by the Speaker of the House of Delegates. The Sustainability Commission is directed to study and make recommendations with respect to all aspects of State-funded benefits and pensions provided to State and public education employees and retirees, and review and evaluate recruitment practices, retention incentives, actuarial liabilities and funding methods, employee contribution rates, and the comparability and affordability of State Teachers’ and Employees’ Retirement and Pension Systems and State Employee and Retiree Health Benefit Program. The Sustainability Commission issued a summary of its key interim recommendations in four areas on December 21, 2010, and issued an interim report of its findings and recommendations in January 2011. The Sustainability Commission’s key interim recommendations include: (1) reducing state expenditures on employee and retiree health benefits by 10%; (2) changing the eligibility criteria for State employees to qualify for health benefits; (3) restructuring pension benefits for current and future employees to reduce future liabilities; and (4) phasing in requirements increasing local boards of education contributions to the State’s retirement and pension systems. These recommendations have not been implemented and many are contingent upon the enactment of legislation by the General Assembly to adopt changes to the State’s employee and retiree health benefits programs and pension benefits programs. These recommendations have been reported to the Governor and the legislative leadership for review and consideration. A final report of the Commission is due on or before June 30, 2011. The ultimate impact of these reforms on Maryland’s budget, if enacted, cannot yet be determined.

Residential Construction.    The value of all residential unit permits issued in 2009 declined by 6.3% as a result of a weak housing market. The total number of residential building permits declined by 14.6%. Home sales declined in 2006, 2007 and 2008, while home prices, which showed double-digit growth in the five years prior, stagnated in 2006 and 2007 before turning downwards in 2008. The rate of price decline increased in 2009, although volume increased for the first time since 2005.

Real Estate.    Home sales in Maryland started to slow in 2005; prices began to substantively decline in 2008. The Maryland Realtors Association reports the median price for a home sold in 2009 declined 10.1% from the median price in 2008. More recently, as of December 2010, the year over year rate of median home price decline has moderated (although it is still negative) since a trough of -15.8% in April 2009, displaying the first positive trend since March 2005. The construction industry has contracted as new home construction slowed significantly and commercial construction was unable to compensate. In addition, retail sales of items such as appliances and furniture, typically associated with a strong housing market, have declined. The effects of the decline in real estate prices and retail sales of appliances and furniture are not yet known and may be difficult to determine.

A-8

Taxable Retail Sales.    Sales accelerated strongly in 2000 with a booming economy, high levels of consumer confidence and the “wealth effect” generated by the robust equity market. The 2001 recession caused a steep slowdown in 2002 and 2003, while a relatively strong economy, low interest rates and high levels of mortgage refinancing resulted in robust growth in 2004 through 2006. As the economy slowed in fiscal year 2007, and the boost from mortgage refinancing and other housing-related issues faded, growth slowed precipitously. The onset of the recession coupled with high gas prices resulted in declining taxable retail sales for fiscal year 2008. Fiscal year 2009 saw continued reductions in retail sales as declining wealth, increased unemployment, and a lack of credit weighed heavily across all categories of the base. Despite four consecutive months of positive growth in sales and use tax collections in the back end of fiscal year 2010, growth remained negative for the year.

State Level Municipal Obligations

The Maryland Constitution prohibits the contracting of State general obligation debt unless it is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt is paid. As a uniform practice, each separate enabling act which authorizes the issuance of general obligation bonds for a given object or purpose has specifically levied and directed the collection of an ad valorem property tax on all taxable property in the State. The Board of Public Works is directed by law to fix by May 1 of each year the precise rate of such tax necessary to produce revenue sufficient for debt service requirements of the next fiscal year, which begins July 1. However, the taxes levied need not be collected if or to the extent that funds sufficient for debt service requirements in the next fiscal year have been appropriated in the annual State budget. Accordingly, the board, in annually fixing the rate of property tax after the end of the regular legislative session in April, takes account of appropriations of general funds for debt service.

There is no general debt limit imposed by the Maryland Constitution or public general laws, but a special committee created by statute annually submits to the Governor an estimate of the maximum amount of new general obligation debt that prudently may be authorized. Although the committee’s responsibilities are advisory only, the Governor is required to give due consideration to the committee’s findings in preparing a preliminary allocation of new general debt authorization for the ensuing fiscal year. The continuation of the credit ratings on State debt is dependent upon several economic and political factors, including the ability to continue to fund a substantial portion of the debt service on general obligation debt from general fund revenues in the annual State budget or to raise the rate of State property tax levies, and the ability to maintain the amount of authorized debt within the range of affordability.

Consolidated Transportation Bonds are limited obligations issued by the Maryland Department of Transportation (the “Department”), the principal of which must be paid within 15 years from the date of issue, for highway, port, transit, rail or aviation facilities or any combination of such facilities. Debt service on Consolidated Transportation Bonds is payable from those portions of the excise tax on each gallon of motor vehicle fuel and the motor vehicle titling tax, sales and use tax on short-term vehicle rentals and the corporate income tax as are credited to the Department, plus all departmental operating revenues and receipts. The holders of such bonds are not entitled to look to other sources for payment. Current law limits the outstanding aggregate principal amount of these bonds to $2.6 billion. Current law also provides that the General Assembly may establish in the Budget for any fiscal year a maximum outstanding aggregate amount of these bonds as of June 30 of the fiscal year that is less than $2.6 billion. For fiscal year 2011, the limit is $1,791.8 million. At December 31, 2010, the principal amount of outstanding bonds was $1,621.1 million.

The 2010 General Assembly established a maximum outstanding principal amount of $628.3 million as of June 30, 2011, for all nontraditional debt of the Department. Nontraditional debt outstanding is defined as any debt instrument that is not a Consolidated Transportation Bond or Grant Anticipation Revenue Vehicle (“GARVEE”) Bond; such debt includes, but is not limited to, certificates of participation (documented by conditional purchase agreements), debt backed by customer facility charges, passenger facility charges, or other revenues, and debt issued by Maryland Economic Development Corporation (“MEDCO”) or any other third

A-9

party on behalf of the Department. As of December 31, 2010, the Department’s nontraditional debt outstanding was $648.0 million. (The limit of $628.3 million was increased to $663.3 million by the Department, after appropriate notification to and concurrence of the Budget Committee, to accommodate a proposed garage financing through MEDCO.)

The MTA operates certain highway, bridge and tunnel toll facilities in the State. The tolls and other revenues received from these facilities are pledged as security for revenue bonds of the MTA issued under, and secured by, a second amended and restated trust agreement dated as of September 1, 2007, between the MTA and a corporate trustee. In September 2007, the MTA issued $300.0 million of its revenue bonds under this agreement. Under separate supplemental trust agreements, on March 26, 2008 the MTA issued $573.3 million of revenue bonds, on December 22, 2009 the MTA issued $549.4 million of revenue bonds and in July 2010 the MTA issued $326.4 of revenue bonds.

In March 2002, the MTA issued revenue bonds in the amount of $264.1 million for the construction of projects at Baltimore/Washington International Airport (“BWI”). In June 2002, the MTA issued revenue bonds in the amount of $117.3 million for construction of a consolidated rental car facility at BWI. Parking garage revenues and Customer Facility Charge revenues from these projects are pledged for the repayment of these bonds. In December 2003, the MTA issued revenue bonds in the amount of $69.7 million for the construction of projects at BWI. Passenger Facility Charge revenues are pledged for the payment of these bonds. In June 2004, the MTA issued lease revenue bonds in the amount of $40.0 million to finance the costs of parking facilities projects at certain Metrorail stations operated by the Washington Metropolitan Transit Authority (“WMATA”). Lease revenue payable by WMATA and other amounts from Prince George’s County, Maryland are pledged for the repayment of the bonds.

In 2005, the General Assembly authorized funding for the Intercounty Connector highway project to be built in Montgomery and Prince George’s Counties, Maryland. The MTA is authorized to issue GARVEE Bonds in an amount not to exceed $750.0 million, with a maximum maturity of twelve years. Debt service on the bonds is paid from a portion of Maryland’s federal highway aid. MTA issued the first series of GARVEE Bonds in June, 2007 in the amount of $325.0 million, and issued the second and final series of GARVEE Bonds in December, 2008 in the amount of $425.0 million. As of December 31, 2010, the principal amount of outstanding GARVEE bonds was $651.8 million.

In addition, in October 2010 the MTA began monthly draws pursuant to a secured loan agreement with the United States Department of Transportation under the Transportation Infrastructure Finance and Innovation Act of 1998 (“TIFIA”). The $516.0 million TIFIA loan, which provides funding for the Intercounty Connector, was also evidenced by a revenue bond that was issued pursuant to a supplemental trust agreement. As of December 31, 2010, the MTA had drawn $133.5 million under the TIFIA loan.

As of December 31, 2010, $2,464.5 million of the MTA’s revenue and enterprise financings were outstanding under various trust agreements, including the TIFIA loan.

The Department and the MTA entered into conditional purchase agreements in fiscal year 2001 to provide financing for capital improvements at BWI and to expand parking in the vicinity of the airport at the Maryland Rail Commuter BWI rail station, and sold $33.0 million Project Certificates of Participation in October, 2000. As of March 31, 2010, $13.4 million of the certificates were outstanding. The Department and the Maryland Aviation Administration (“MAA”) also issued $42.8 million Project Certificates of Participation for various MAA projects in May 1999. As of March 31, 2010, $21.3 million of the certificates were outstanding. Revenues from these projects are pledged to the payment of principal and interest on the Certificates, and, therefore, these financings are not considered to be tax-supported.

The Department entered into a capital lease in the amount of $18.4 million by virtue of an agreement with the MTA for financing the Maryland Port Administration (“MPA”) Masonville Automobile Terminal. As of December 31, 2010, $12.6 million was outstanding. In addition, MPA and the Department entered into a

A-10

conditional purchase agreement in fiscal year 2006 to provide financing to construct a warehouse at the South Locust Point Terminal, and the Department sold $26.5 million Project Certificates of Participation in June, 2006. As of December 31, 2010, $23.8 million of the certificates were outstanding. Revenues from these projects are pledged to the payment of principal and interest on the Certificates, and, therefore, these financings are not considered to be tax-supported.

In April 2003 MEDCO issued lease revenue bonds in the amount of $223.7 million to finance the expansion and renovation of Piers A and B in the terminal building of BWI. The Department records this financing as a capital lease, which is subject to annual appropriation by the General Assembly. Airline rentals and concession rentals are pledged to the payment of principal and interest on the bonds, therefore, this financing is not considered tax-supported. As of December 31, 2010, $201.0 million of the MEDCO lease revenue bonds were outstanding. Revenues from this project are pledged to the payment of principal and interest on the Certificates, and, therefore, this financing is not considered to be tax-supported.

The Maryland Stadium Authority (“Stadium Authority”) is responsible for financing and directing the acquisition and construction of one or more new professional sports facilities in Maryland. Currently, the Stadium Authority operates Oriole Park at Camden Yards, which opened in 1992. In connection with the construction of that facility, the Stadium Authority issued $155.0 million in notes and bonds. Those notes and bonds are lease-backed revenue obligations, the payment of which is secured by, among other things, an assignment of revenues received under a lease of Oriole Park at Camden Yards from the Stadium Authority to the State. In October 1993, the Stadium Authority entered into an agreement to implement a synthetic fixed rate refinancing of the Sports Facility Bonds using a combination of variable rate refunding obligations and forward interest rate exchange agreements. In accordance with that agreement, the Stadium authority issued its $17.9 million Sports Facilities Lease Revenue Refunding Bonds in December 1998, to refund its outstanding Sports Facilities Lease Revenue Bonds, Series 1989C, and issued its $121.0 million Sports Facilities Lease Revenue Refunding Bonds in December 1999, to refund its Sports Facilities Lease Revenue Bond Series 1989D. In November 2001, the Stadium Authority issued $10.3 million in bond anticipation notes, which were refunded in July 2002 with $10.3 million in taxable lease-backed revenue bonds. The 2001 bond anticipation notes were used to fund a $10.0 million deposit to the “Supplemental Improvements Fund” under the Baltimore Orioles Lease in accordance with the order of the panel of Arbitrators in American Arbitration Association Case No. 16Y1150005500. In April 2010, the Stadium Authority issued the Sports Facilities Taxable Revenue Bonds, Series 2010, in the amount of $10.0 million. The proceeds were used for capital repairs to Oriole Park at Camden Yards and to fund a debt service reserve account. The Series 2010 will mature on December 15, 2013. Annual debt service on the Stadium Authority’s total bond obligations for Oriole Park at Camden Yards is $15.6 million and the amount outstanding as of December 31, 2010 totaled $102.3 million.

The Stadium Authority also was assigned responsibility for constructing expansions of the Convention Centers in Baltimore and Ocean City. The Baltimore Convention Center expansion cost $167.0 million and was financed through a combination of funding from Baltimore City revenue bonds, Stadium Authority revenue bonds and State general obligation bonds. In June 1998, the Stadium Authority entered into an agreement to implement a synthetic fixed rate refinancing of its revenue bonds for the Baltimore City Convention Center using a combination of a variable rate refunding obligations and forward interest rate exchange agreements. The amount outstanding of Stadium Authority Bonds related to the Baltimore City Convention Center project totaled $17.6 million as of December 31, 2010. The Ocean City Convention Center expansion cost $33.2 million and was financed through a matching grant from the state to Ocean City and a combination of funding from Ocean City and the Stadium Authority. Stadium Authority debt service in connection with the revenue bonds for the Convention Center in Ocean City is $1.5 million annually and the debt outstanding totaled $6.5 million as of December 31, 2010.

The Stadium Authority currently operates Ravens Stadium (the home of the Baltimore Ravens), which opened in 1998. In connection with the construction of that facility, the Stadium Authority sold $87.6 million in lease-backed revenue bonds on May 1, 1996. The proceeds from the bonds, along with cash available from State lottery proceeds, investment earnings, and other sources were used to pay project design and construction

A-11

expenses of approximately $229 million. The bonds are solely secured by an assignment of revenues received under a lease of the project from the Stadium Authority to the State. In June 1998, the Stadium Authority entered into an agreement to implement a synthetic fixed rate refinancing of the Football Lease-Back Revenue Bonds using a combination of variable rate refunding obligations and forward interest rates exchange agreements. On December 15, 1997, the Stadium Authority issued $4.6 million in Sports facilities Lease Revenue Bonds, Series 1997. The proceeds from these Bonds were used toward the construction of Ravens Stadium. Stadium Authority debt service on the remaining outstanding bonds is $7.3 million annually. The bonds outstanding as of December 31, 2010 totaled $66.3 million. In November 2009, the Stadium Authority entered into a contract with Pepco Energy Services to provide $6.0 million of energy upgrades and enhancements to Oriole Park at Camden Yards and the adjoining warehouse. The Stadium Authority is financing the upgrades and enhancements under the State’s Energy Performance Contract Lease-Purchase Agreement over 12 years. Some of the upgrades and enhancements include the replacement of a chiller and cooling tower, replacement of light fixtures and upgrades to the generator plant. The outstanding balance as of December 31, 2010 was $2.4 million.

In the spring of 2010, the Stadium Authority entered into several contracts for the replacement of the video boards and control room at Ravens Stadium. The budget for the project was estimated at approximately $10.0 million. The Baltimore Ravens would fund approximately $6.0 million and the Stadium Authority would fund $4.0 million. The Stadium Authority’s share was financed under the State’s Equipment Lease-Purchase Program and amortized over 10 years. The outstanding balance as of December 31, 2010 was $3.8 million.

The Stadium Authority was responsible for construction of a conference center in Montgomery County. The center cost $33.5 million and is being financed through a combination of funding from Montgomery County and the Stadium Authority. In January 2003, the Stadium Authority issued up to $23.2 million in lease-backed revenue bonds. The Stadium Authority does not have any operating risk. The average annual debt service for these bonds is $1.75 million. The bonds outstanding as of December 31, 2010 totaled $18.0 million.

The Stadium Authority was also authorized to provide development and construction of the Hippodrome Theatre as part of Baltimore City’s West Side Development. The cost of renovating the theatre was $63.0 million and is being financed by various sources. In July 2002, the Stadium Authority issued $20.3 million in taxable lease-backed revenue bonds. The average annual debt service for these bonds is $1.8 million. The bonds outstanding as of December 31, 2010 totaled $15.4 million.

In February 2004, the Stadium Authority issued $8.7 million in taxable lease-back revenue bonds in connection with the renovations of the historic Camden Station located at the Camden Yards complex in Baltimore, Maryland. The cost of the renovation was $8.0 million. The Stadium Authority has executed a lease agreement with the Babe Ruth Museum for approximately 22,600 square feet and Geppi’s Entertainment Museum leasing the balance of the building. The Babe Ruth Museum opened in May 12, 2005 and Geppi’s Entertainment Museum opened in early fall 2006. To date, lease payments have not been sufficient to cover debt service on the bonds and the shortfall has been subsidized by the Stadium Authority. The average annual debt service of these bonds is $0.8 million. The bonds outstanding as of December 31, 2010 totaled $7.6 million.

Certain other instrumentalities of the State government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute a debt or a pledge of the faith and credit of the State. The Community Development Administration (“CDA”) of the Department of Housing and Community Development, higher educational institutions (including St. Mary’s College of Maryland, the University of Maryland System and Morgan State University), the MTA, the Maryland Water Quality Financing Administration (“WQFA”) and the Maryland Environmental Service (“MES”) have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from various sources, principally fees generated from use of the facilities or enterprises financed by the bonds. As of December 31, 2010, $3,271.8 million of CDA bonds and notes were outstanding (in addition, as of December 31, 2010, $136.7 million of CDA bonds secured by the general obligation pledges of participating local governments were outstanding), $1,243.4 million of higher education debt was outstanding, $72.5 million of WQFA bonds were outstanding, and $11.3 million of MES debt was outstanding.

A-12

During the 2004 General Session, the General Assembly created the Bay Restoration Fund to be managed by the WQFA. The Bay Restoration Fund receives a mandatory fee of $30 per year per equivalent dwelling unit from users of sewerage systems in Maryland, as well as $30 per year from septic system users. The Bay Restoration Fund sewer fee generated $54.8 million in revenue (cash basis) during fiscal year 2010. The sewer fee revenues are pledged, to the extent necessary, as security for Bay Restoration Revenue Bonds to be issued by the WQFA, the proceeds of which will be applied primarily to provide grant funds to upgrade wastewater treatment plants with enhanced nutrient removal technology. The first issue of Bay Restoration Revenue Bonds, in the amount of $50.0 million, was issued on June 25, 2008. Between 2012 and 2014, the Administration expects to issue an additional $480.0 million in Bay Restoration Revenue Bonds. The fiscal year 2010 transfer of $155.0 million and the fiscal year 2011 transfer of $45.0 million from the Bay Restoration Fund to the General Fund pursuant to the Budget Reconciliation and Financing Act of 2010 will not affect the security of Bay Restoration Revenue Bonds. As of December 31, 2010 the principal amount of outstanding bonds was $44.2 million.

The State has financed, and expects to continue to finance, the construction and acquisition of various facilities through conditional purchase, sale-leaseback, and similar transactions. All of the lease payments under these arrangements are subject to annual appropriation by the Maryland General Assembly. In the event that appropriations are not made, the State may not be held contractually liable for the payments.

Other Issuers of Municipal Bonds.    Maryland can be divided into 24 subdivisions, comprised of 23 counties plus the independent City of Baltimore. Some of the counties and the City of Baltimore operate pursuant to the provisions of charters or codes of their own adoption, while others operate pursuant to State statutes. As a result, not all localities in Maryland follow the debt-authorization procedures outlined above. Maryland counties and the City of Baltimore typically receive most of their revenues from taxes on real and personal property, income taxes, miscellaneous taxes, and aid from the State. Their expenditures include public education, public safety, public works, health, public welfare, court and correctional services, and general governmental costs. Although some of these localities have received ratings of AAA from rating agencies, these ratings are often achieved through bond insurance or other credit enhancement. Over the last eighteen months, however, repeated downgrades of the ratings of bond insurers have resulted in substantially lower ratings on these bonds. Additionally, other issuers within Maryland have received lower ratings.

Many of Maryland’s counties have established subsidiary agencies with bond-issuing powers, such as sanitary districts, housing authorities, parking revenue authorities and industrial development authorities. For example, the Washington Suburban Sanitary Commission, which provides water and sewage services in the District of Columbia area, and the Maryland-National Capital Park and Planning Commission, which administers a park system, both issue general obligation bonds. Many of the municipal corporations in Maryland have also issued general obligation bonds. In addition, all Maryland localities have the authority under State law to issue bonds payable through payments from private borrowers. All of these entities are subject to various economic risks and uncertainties, including the risks faced by the Maryland economy generally, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers.

Local governments in Maryland receive substantial aid from the State for a variety of programs, including education costs and discretionary grants. However, the cuts in State aid to local governments, the recession, and ongoing credit crisis have required some Maryland counties and municipalities to find alternative sources of revenue, in spite of the receipt of ARRA revenues. The substantial projected budget shortfalls at the State level and current economic environment, as well as other future events, might require further reductions in, or the discontinuation of some or all aid payments to local governments. Any such cutback in State aid and reductions in revenues will adversely affect local economies.

Risks and Uncertainties.    Generally, the primary default risk associated with government obligations is the nonpayment of taxes supporting such indebtedness. In addition, certain debt obligations in the Fund are obligations of issuers other than the State, such as those listed above. Although the State has received the highest ratings from ratings agencies, local governments and other issuers may have higher debt-to-assessment ratios,

A-13

and/or greater credit risk, than the State itself, and as a result may be unable to repay their indebtedness. Other obligations are issued by entities which lack taxing power to repay their obligations, such as industrial development authorities and housing authorities. Certain debt consists of obligations which are payable solely from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since any decline in that one industry could impede repayment. Finally, the credit crisis has had and continues to have a substantial impact on the bond markets. The State, its political subdivisions and other conduit borrowers regularly issue bonds to fund capital projects. Since the credit crisis began, the interest rates paid on some financings have increased. Other financings have been delayed as a result of adverse market conditions, as a result of which local governments have experienced increased borrowing costs or cash flow difficulties.

As described above, the State projects reduced revenues due, at least in part, to the current economic environment and the ongoing credit crisis. Substantial losses in the job market, considerable declines in individual and business income taxes, coupled with reduced consumer and business expenditures have already impacted the State’s revenues and are likely to continue to do so for some time. The cumulative effect of the ongoing market uncertainty, the credit crisis, and the recession makes the economic outlook of the State, its political subdivisions and other borrowers challenging and at the same time, difficult to predict. While Maryland’s economy is unusually dependent on the federal government because a large percentage of Maryland residents are employed either by the federal government or in companies working with the federal government, other sectors of Maryland’s economy are experiencing the same difficulties as in the rest of the nation. Additionally, funds received by the State under ARRA are only temporarily available to support general fund commitments. Maryland may continue need to decrease spending, cut employment, raise taxes and take other measures to balance its budget for several years.

The impact of these factors is also being felt by local governments. The City of Baltimore and other political subdivisions and municipalities, many of which were already experiencing fiscal pressures due to general economic conditions and other factors, are themselves experiencing lower revenues due to lower income tax and property transfer tax revenues and reductions in State aid. In particular, local governments depend on State aid, and any cutbacks in such aid as a result of the State’s own deficit issues could adversely affect local budgets.

Finally, the effect of the recession and credit crisis could affect the cash flow and ability of many conduit borrowers on bonds to make the debt service payments on their bonds; many of these entities may be unable to raise revenues due to weak consumer demand and other factors, or may be experiencing higher expenses (e.g., increased charity care), so the combination of higher interest rates, lack of access to capital and lower revenues or higher expenses could result in defaults on these conduit obligations. Similarly, reductions in State aid (e.g. to private educational and social or health institutions) may affect the budgets of private borrowers.

Ratings of Maryland Securities.    As of March 2011, Maryland’s general obligation bonds held bond ratings of “AAA” from Standard and Poor’s and Fitch and “Aaa” from Moody’s.

Litigation

The State and its subdivisions, and their respective officers and employees, are defendants in numerous legal proceedings, including alleged tort and breaches of contract and other alleged violations of laws. Although adverse decisions in these matters could require extraordinary appropriations not budgeted for, in the opinion of the Attorney General of Maryland, the legal proceedings are not likely to have a material adverse effect on the State’s financial position.

The State is the defendant in a class-action suit proceeding in the Circuit Court for Anne Arundel County challenging on constitutional grounds the 2007 enactment by the General Assembly of certain State-wide ground rent reforms. Plaintiffs allege an unconstitutional regulatory taking of property without just compensation in violation of the United States and Maryland Constitutions and seek damages in excess of $100.0 million. There is a reasonable possibility of a decision in the Circuit Court that is adverse to the State.

A-14

A decision that grants the entirety of the monetary relief sought by the class action plaintiffs in this case could potentially have a material impact on the State’s finances. Any such decision would likely be the subject of appeals and/or curative legislation, both of which could reduce any adverse financial impact. The payment of any final judgment after exhaustion of appeals would be subject to the approval of the Board of Public Works from money appropriated for that purpose in the State budget. Consequently, it is anticipated that neither the fiscal year 2011 nor the fiscal year 2012 budgets would be adversely affected, and the payment of any final judgment would impact a future fiscal year budget to the extent monies are appropriated in that fiscal year to pay such final judgment.

A-15

Nuveen Maryland Premium Income Municipal Fund

LPR-NMYMTP-0311D

SUBJECT TO COMPLETION DATED MARCH 9, 2011

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND

STATEMENT OF ADDITIONAL INFORMATION

Nuveen Maryland Premium Income Municipal Fund (the “Fund”) is a diversified, closed-end management investment company.

This Statement of Additional Information relating to MuniFund Term Preferred Shares,         % Series 2016 (“Series 2016 MTP Shares”) of the Fund (“MTP Shares”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated                     , 2011 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing MTP Shares. Investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. A copy of the Fund’s Prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund may be obtained without charge by calling (800) 257-8787, by writing to the Fund or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of the Fund’s Prospectus or this Statement of Additional Information. You may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated                     , 2011.

1

2

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s primary investment objective is current income exempt from both regular federal income taxes and Maryland individual income taxes, and its secondary investment objective is the enhancement of portfolio value relative to the Maryland municipal bond market through investments in tax-exempt Maryland Municipal Obligations (as defined in the prospectus) that, in the opinion of the investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. The Fund’s investment objectives and its policy to invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal and Maryland income taxes are fundamental policies of the Fund. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal securities subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income.

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal and Maryland income taxes. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by Nuveen Asset Management. The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by Nuveen Asset Management. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by Nuveen Asset Management. Managed Assets are net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) and any Preferred Stock outstanding. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Nuveen Asset Management may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of NRSRO (i.e., Moody’s, S&P and Fitch) ratings of municipal securities is set forth in Appendix B to this Statement of Additional Information. The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. A portion of the dividends from MTP Shares may be subject to the federal alternative minimum tax.

Underrated municipal securities are those municipal securities whose ratings do not, in Nuveen Asset Management’s opinion, reflect their true value. They may be underrated because of the time that has elapsed since their last ratings, or because rating agencies have not fully taken into account positive factors, or for other reasons. Undervalued municipal securities are those securities that, in Nuveen Asset Management’s opinion, are worth more than their market value. They may be undervalued because there is a temporary excess of supply in that particular sector (such as hospital bonds, or bonds of a particular municipal issuer). Nuveen Asset Management may buy such a security even if the value of that security is consistent with the value of other securities in that sector. Municipal securities also may be undervalued because there has been a general decline in the market price of municipal securities for reasons that do not apply to the particular municipal securities that Nuveen Asset Management considers undervalued. Nuveen Asset Management believes that the prices of these municipal securities should ultimately reflect their true value.

The Fund also may invest up to 15% of its net assets in inverse floating rate securities. The economic effect of leverage through the Fund’s purchase of inverse floating rate securities creates an opportunity for increased net income and returns, but also creates the possibly that the Fund’s long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

3

During temporary defensive periods and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income taxes.

The Fund cannot change its investment objectives without the approval of the holders of a majority of the outstanding shares of common shares and Preferred Stock, voting together, and of the holders of a majority of the outstanding Preferred Stock, voting separately. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (2) more than 50% of the shares, whichever is less.

A more complete description of the Fund’s investment objectives and policies is set forth in the Fund’s Prospectus.

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding shares of common shares and Preferred Stock, voting together, and of the holders of a majority of the outstanding Preferred Stock, voting separately:

1. Under normal circumstances, invest less than 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”) in municipal securities and other related investments, the income from which is exempt from regular federal and Maryland income taxes.

2. Issue senior securities, as defined in the 1940 Act, other than Preferred Shares, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (3) below or with respect to transactions involving futures contracts or the writing of options within the limited described in “Certain Trading Strategies of the Fund—Financial Futures and Options Transactions” and Description of MuniPreferred—Asset Maintenance—MuniPreferred Basic Maintenance Amount”*;

3. Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets including the amount borrowed. While any such borrowings exceed 5% of the Fund’s total assets, no additional purchases of investment securities will be made;

4. Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with its investment objectives, policies and limitations may be deemed to be an underwriting;

5. Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to Municipal Obligations other than those Municipal Obligations backed only by the assets and revenues of non-governmental users, nor shall it apply to Municipal Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

6. Purchase or sell real estate, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security;

7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

*	The Fund has revised certain fundamental policies relating to the purchase of financial futures and options, which have the effect of permitting the Fund to engage in derivative transactions for non-hedging purposes. As a result, the sections of the prospectus referred to here have been superseded. See “Portfolio Composition—Derivatives.”

4

8. Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objectives, policies and limitations;

9. Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. government, its agencies and instrumentalities or to the investment of 25% of its total assets;

10. Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of the Fund’s total assets;

11. Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days; and

12. Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund’s knowledge, those trustees of the Fund, or those officers and directors of the Adviser, who individually own beneficially more than  1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

For the purpose of applying the limitation set forth in subparagraph (9) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Fund may not invest more than 5% of its total assets in the securities of any single issuer.

Subject to certain exemptions, under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of the Fund would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

5

2. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

3. Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

4. Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

5. Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Asset Management determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for Preferred Stock, including MTP Shares or, if issued, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede Nuveen Asset Management from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. A copy of the current Rating Agency Guidelines will be provided to any holder of MTP Shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Dr., Chicago, Illinois 60606.

6

PORTFOLIO COMPOSITION

In addition to and supplementing the Prospectus, the Fund’s portfolio will be composed principally of the investments described below.

The term “municipal securities” includes municipal securities with relatively short-term maturities. Some of these short-term securities may be variable or floating rate securities. The Fund, however, emphasizes investments in municipal securities with long- or intermediate-term maturities. The Fund buys municipal securities with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions. As a result, the Fund’s portfolio may include long-term and intermediate-term municipal securities. If the long-term municipal bond market is unstable, the Fund may temporarily invest up to 100% of its assets in temporary investments. Temporary investments are high quality, generally uninsured, short-term municipal securities that may either be tax-exempt or taxable. The Fund will buy taxable temporary investments only if suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund will invest only in taxable temporary securities that are U.S. Government securities or corporate debt securities rated within the highest grade by Moody’s or S&P, and that mature within one year from the date of purchase or carry a variable or floating rate of interest. The Fund’s policies on securities ratings only apply when the Fund buys a security, and the Fund is not required to sell securities that have been downgraded. See Appendix B to this Statement of Additional Information for a description of securities ratings. The Fund also may invest in taxable temporary investments that are certificates of deposit from U.S. banks with assets of at least $1 billion, or repurchase agreements. The Fund intends to allocate taxable income on temporary investments, if any, proportionately between common shares and Preferred Stock, based on the percentage of total dividends distributed to each class for that year.

MUNICIPAL SECURITIES

Included within the general category of municipal securities described in the Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although Municipal Lease Obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. The Fund seeks to minimize these risks by only investing in those “non-appropriation” Municipal Lease Obligations where (a) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (b) the lease payments will commence amortization of principal at an early date that results in an average life of seven years or less for the Municipal Lease Obligation, (c) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (d) the lease obligor has maintained good market acceptability in the past, (e) the investment is of a size that will be attractive to institutional investors and (f) the underlying leased equipment has elements of portability or use, or both, that enhance its marketability in the event foreclosure on the underlying equipment were ever required.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. As used in the Prospectus and in this Statement of Additional Information, the term municipal securities also includes obligations, such as tax-exempt notes, municipal commercial paper and Municipal Lease Obligations, having relatively short-term maturities, although the Fund emphasizes investments in municipal securities with long-term maturities.

7

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. In addition, Congress, state legislatures or referenda may in the future enact laws affecting the obligations of these issuers by extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

The Fund has no intention to file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

FINANCIAL FUTURES AND OPTIONS TRANSACTIONS

The Fund may invest in derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. Nuveen Asset Management uses derivatives to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may attempt to hedge all or a portion of its investment portfolio against market risk by engaging in transactions in financial futures contracts, options on financial futures or options that either are based on an index of long-term municipal securities (i.e., those with remaining maturities averaging 20-30 years) or relate to debt securities whose prices Nuveen Asset Management anticipates to correlate with the prices of the municipal securities the Fund owns. To accomplish such hedging, the Fund may take an investment position in a futures contract or in an option which is expected to move in the opposite direction from the position being hedged. Hedging may be utilized to reduce the risk that the value of securities the Fund owns may decline on account of an increase in interest rates and to hedge against increases in the cost of the securities the Fund intends to purchase as a result of a decline in interest rates. The use of futures and options for hedging purposes can be expected to result in taxable income or gain. The Fund currently intends to allocate any taxable income or gain proportionately between its Common Shares and its Preferred Stock. See “Tax Matters.”

The sale of financial futures or the purchase of put options on financial futures or on debt securities or indexes is a means of hedging against the risk of rising interest rates, whereas the purchase of financial futures or of call options on financial futures or on debt securities or indexes is a means of hedging the Fund’s portfolio against an increase in the price of securities such Fund intends to purchase. Writing a call option on a futures contract or on debt securities or indexes may serve as a hedge against a modest decline in prices of municipal securities held in the Fund’s portfolio, and writing a put option on a futures contract or on debt securities or indexes may serve as a partial hedge against an increase in the value of municipal securities the Fund intends to acquire. The writing of these options provides a hedge to the extent of the premium received in the writing transaction.

The Fund will not purchase futures unless it has segregated or earmarked cash, government securities or high grade liquid debt equal to the contract price of the futures less any margin on deposit, or unless the purchase of a put option covers the long futures position. The Fund will not sell futures unless the Fund owns the instruments underlying the futures or owns options on such instruments or owns a portfolio whose market price may be expected to move in tandem with the market price of the instruments or index underlying the futures. If the Fund engages in transactions involving the purchase or writing of put and call options on debt securities or indexes, the Fund will not purchase these options if more than 5% of its assets would be invested in the premiums for these options and it will only write “covered” or “secured” options, where the Fund holds the securities or cash required to be delivered upon exercise, with such cash being maintained in a segregated account. These requirements and limitations may limit the Fund’s ability to engage in hedging transactions. So long as any Rating Agency is rating the Fund’s Preferred Stock, the Fund will only engage in futures or options transactions in accordance with the then-current guidelines of such rating agencies, and only after it has received

8

written confirmation from Moody’s and S&P, as appropriate, that these transactions would not impair the ratings then assigned by Moody’s and S&P to such shares.

Description of Financial Futures and Options. A futures contract is a contract between a seller and a buyer for the sale and purchase of specified property at a specified future date for a specified price. An option is a contract that gives the holder of the option the right, but not the obligation, to buy (in the case of a call option) specified property from, or to sell (in the case of a put option) specified property to, the writer of the option for a specified price during a specified period prior to the option’s expiration. Financial futures contracts and options cover specified debt securities (such as U.S. Treasury securities) or indexes designed to correlate with price movements in certain categories of debt securities. At least one exchange trades futures contracts on an index designed to correlate with the long-term municipal bond market. Financial futures contracts and options on financial futures contracts are traded on exchanges regulated by the CFTC. Options on certain financial instruments and financial indexes are traded on securities markets regulated by the SEC. Although futures contracts and options on specified financial instruments call for settlement by delivery of the financial instruments covered by the contracts, in most cases positions in these contracts are closed out in cash by entering into offsetting liquidating or closing transactions. Index futures and options are designed for cash settlement only.

Risks of Futures and Options Transactions. There are certain risks associated with the use of financial futures and options to hedge investment portfolios. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged. Losses may be incurred in hedging transactions, which could reduce the portfolio gains that might have been realized if the hedging transactions had not been entered into. The ability to close out positions in futures and options depends upon the existence of a liquid secondary market, which may not exist for all futures and options at all times. If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the CFTC. If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. The cost of put options on debt securities or indexes effectively increases the cost of the securities subject to them, thereby reducing the yield otherwise available from these securities. If the Fund decides to use futures contracts or options on futures contracts for hedging purposes, the Fund will be required to establish an account for such purposes with one or more CFTC-registered futures commission merchants. A futures commission merchant could establish initial and maintenance margin requirements for the Fund that are greater than those which would otherwise apply to the Fund under applicable rules of the exchanges and the CFTC.

Repurchase Agreements. The Fund may buy repurchase agreements as temporary investments. A repurchase agreement is a contract in which the seller of securities (U.S. government securities or municipal bonds) agrees to repurchase the same securities from the buyer at a specified price on a future date. The repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans whose collateral is the underlying security that is the subject of the repurchase agreement. Income from repurchase agreements is taxable and required to be allocated between common shares and Preferred Stock. See “Tax Matters.” The Fund will enter into repurchase agreements only with registered securities dealers or domestic banks that, in Nuveen Asset Management’s opinion, present minimal credit risks. The risk to the Fund is limited to the ability of the other party to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time of the transaction always equals or exceeds the repurchase price, if the value of the collateral declines there is a risk of loss of principal and interest. If the other party defaults, the collateral may be sold, but the Fund may lose money if the value of the collateral declines and may have to pay the costs of the sale or experience delays in selling the collateral. If the seller files for bankruptcy, the Fund may not be able to sell the collateral quickly or at all. Nuveen Asset Management will monitor the value of the

9

collateral at the time the Fund enters into a repurchase agreement and during the term of the repurchase agreement to determine that at all times that value of the collateral equals or exceeds the repurchase price. If the value of the collateral is less than the repurchase price, Nuveen Asset Management will demand additional collateral from the other party to increase the value of the collateral to at least the redemption price plus interest.

SEGREGATION OF ASSETS

As a closed-end investment company registered with the Securities and Exchange Commission, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the Securities and Exchange Commission and its staff. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other Securities and Exchange Commission or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the Securities and Exchange Commission or its staff regarding asset segregation.

The Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the Securities and Exchange Commission and its staff. As a result of their segregation, such assets may not be used for other operational purposes. Nuveen Fund Advisors will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

The Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, the Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trust.

SHORT-TERM INVESTMENTS

Short-Term Taxable Fixed Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

10

(2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Company regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. Nuveen Fund Advisors monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Nuveen Fund Advisors does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Nuveen Asset Management will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Municipal Securities. Short-term tax-exempt municipal securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt municipal income securities are defined to include, without limitation, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

11

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (“Municipal Paper”) represent very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

ILLIQUID SECURITIES

The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The Board of Trustees has delegated to Nuveen Asset Management the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed Nuveen Asset Management when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors. The assets used to cover OTC derivatives used by the Fund will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative.

12

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegatee. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable by Nuveen Asset Management, if any, to protect liquidity.

INVERSE FLOATING RATE SECURITIES AND FLOATING RATE SECURITIES

Inverse Floating Rate Securities. Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the face value of the short-term floaters in relation to the inverse floaters that are issued by the special purpose trust. The Fund expects to make limited investments in inverse floaters, with leverage ratios that may vary between one and three times. However, the Fund is permitted to invest in highly leveraged inverse floating rate securities. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

Because increases in either the interest rate on the securities or the value of indexes (with which inverse floaters maintain their inverse relationship) reduce the residual interest paid on inverse floaters, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

Inverse floaters have varying degrees of liquidity based upon, among other things, the liquidity of the underlying securities deposited in a special purpose trust. The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In Nuveen Fund Advisors’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose

13

trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. Such agreements may expose the Fund to a risk of loss that exceeds its investment in the inverse floating rate securities. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the special purpose trust could be liquidated and the Fund could incur a loss.

The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts. See also “Segregation of Assets” in the Statement of Additional Information.

Floating Rate Securities. The Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

AUCTION RATE SECURITIES

Municipal securities also include auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, “auction rate securities”). In recent market environments, auction failures have been widespread, which has adversely affected the liquidity and price of auction rate securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security. The Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the 1940 Act. The Fund will indirectly bear its proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Fund.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment.

14

Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under the rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable distributions to shareholders. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

OTHER INVESTMENTS

Zero Coupon Securities. The Fund’s investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. These instruments are typically issued and traded at a deep discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification to be taxed as a “regulated investment company” under the Code (as defined under “Tax Matters”), an investment company, such as the Fund, must distribute each year at least 90% of its investment company taxable income (as described under “Tax Matters”), including the original issue discount accrued on zero coupon bonds. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements to the Fund’s shareholders even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Structured Notes. The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

15

OTHER INVESTMENT COMPANIES

The Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, or during periods when there is a shortage of attractive municipal securities available in the market. The Fund may invest in investment companies that are advised by Nuveen Fund Advisors, Nuveen Asset Management or their respective affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Fund common shareholders would therefore be subject to duplicative expenses to the extent the Fund invested in other investment companies.

Nuveen Asset Management will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal security instruments. In addition, because the securities of other investment companies may be leveraged and subject to the same leverage risk, the Fund may indirectly be subject to those risks described in the Fund’s Prospectus. Market value will tend to fluctuate more than the yield generated by unleveraged shares.

PORTFOLIO TURNOVER

The Fund may buy and sell municipal securities to accomplish its investment objective(s) in relation to actual and anticipated changes in interest rates. The Fund also may sell one municipal bond and buy another of comparable quality at about the same time to take advantage of what Nuveen Asset Management believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. The Fund also may engage in a limited amount of short-term trading, consistent with its investment objectives. The Fund may sell securities in anticipation of a market decline (a rise in interest rates) or buy securities in anticipation of a market rise (a decline in interest rates) and later sell them, but the Fund will not engage in trading solely to recognize a gain. The Fund will attempt to achieve its investment objectives by prudently selecting municipal securities with a view to holding them for investment. Although the Fund cannot accurately predict its annual portfolio turnover rate, the Fund expects, though it cannot guarantee, that its annual portfolio turnover rate generally will not exceed 100% under normal circumstances. For the fiscal year ended May 31, 2010, the Fund’s portfolio turnover rate was 2%. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

16

MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement with Nuveen Fund Advisors (“the management agreement”), is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is ten, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a director, trustee or employee of, or consultant to, Nuveen Investments, Nuveen Fund Advisors, Nuveen Asset Management or their affiliates. The Board of Trustees is divided into three classes, Class I, Class II and Class III, the Class I trustees serving until the 2013 annual meeting, the Class II trustees serving until the 2011 annual meeting and the Class III trustees serving until the 2012 annual meeting, in each case until their respective successors are elected and qualified, as described below. Currently, Judith M. Stockdale, Carole E. Stone and Virginia L. Stringer are slated in Class I, John P. Amboian, David J. Kundert and Terence J. Toth are slated in Class II and Robert P. Bremner and Jack B. Evans are slated in Class III. Messrs. Hunter and Schneider are elected by holders of Preferred Shares for a term of one year. The officers of the Fund serve annual terms and are elected on an annual basis. The names, business addresses and birthdates of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Fund are directors or trustees, as the case may be, of 114 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 132 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Robert P. Bremner* 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board and Trustee	Term—Class III Length of service— Since 1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council, Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	246	N/A

17

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Trustee	Term—Class III Length of service— Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., (a regional financial services firm).	246	See Principal Occupation description

18

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Trustee	Term—one year Length of service— Since 2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005) of Beta Gamma Sigma International Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); formerly, Director (1997-2007), Credit Research Center at Georgetown University; previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	246	See Principal Occupation description

19

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
David J. Kundert* 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Trustee	Term—Class II Length of service— Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; member of the Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	246	See Principal Occupation description

William J. Schneider* 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Trustee	Term—one year Length of service— Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; formerly member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	246	See Principal Occupation description

20

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Trustee	Term—Class I Length of service— Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	246	See Principal Occupation description

Carole E. Stone* 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Trustee	Term—Class I Length of service— Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	246	See Principal Occupation description

21

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 (8/16/44)	Trustee	Term—Class I Length of Service— Since 2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director (1987-2010), Chair (1997-2010); First American Fund Complex.	246	See Principal Occupation description

22

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Terence J. Toth* 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Trustee	Term—Class II Length of service— Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004) Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007); Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	246	See Principal Occupation description

23

Name, Business Address and Birthdate	Position(s) Held with Funds	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee :
John P. Amboian** 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Trustee	Term—Class II Length of service— Since 2008	Chief Executive Officer and Chairman (since 2007), Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998), formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	246	See Principal Occupation description

*	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of Nuveen Fund Advisors.
**	Mr. Amboian is an “interested person” of the Fund, as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. (“Nuveen Investments”) and certain of its subsidiaries.

24

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Fund:
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term—Until August 2011— Length of Service— Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investment Advisors Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	246

Williams Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term—Until August 2011— Length of Service—Since 2007	Senior Executive Vice President, Global Structured Products, formerly, Executive Vice President (1999-2010) of Nuveen Investments, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	132

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term—Until August 2011 —Length of Service—Since 2007	Managing Director of Nuveen Investments LLC.	132

25

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term—Until August 2011— Length of Service— Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and Nuveen Fund Advisors, Inc., (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	246

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term—Until August 2011— Length of Service— Since 1998	Managing Director of Nuveen Investments LLC; Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	246

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term—Until August 2011— Length of Service— Since 1993	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	246

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term—Until August 2011— Length of Service— Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer (since 2009) of Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.	246

26

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term—Until August 2011— Length of Service— Since 2003	Senior Vice President (since 2008), formerly, Vice President of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2003), formerly, Vice President (2006-2008) of Nuveen Fund Advisors, Inc.; previously, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	246

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term—Until August 2011— Length of Service— Since 2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	246

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term—Until August 2011 Length of Service— Since 1988

Senior Vice President (since 2010),

formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).

				246

27

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term—Until August 2011— Length of Service— Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Investments, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	246

Kathleen L. Prudhomme 800 Nicollet Mall Minneapolis, MN 55402 (3/30/53)	Vice President and Assistant Secretary	Term—Until August 2011— Length of Service— Since 2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Secretary of FASF (2004-2010); prior thereto, Assistant Secretary of FASF (1998-2004); Deputy General Counsel, FAF Advisors, Inc. (1998-2010).	246

28

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board” and the directors or trustees of the Nuveen Funds, as applicable, are each referred to herein as “Trustees”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Funds by the investment advisor. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board, the overall composition of which, will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Trustees.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment advisor and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent Trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the Trustees have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Trustees to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Trustees among the different committees allows the Trustees to gain additional and different perspectives of a Fund’s operations. The Board has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian serve as the current members of the Executive Committee of the Board. During the fiscal year ended May 31, 2010, the Executive Committee met one time.

29

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended May 31, 2010 the Dividend Committee met four times.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen Investments. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair, William J. Schneider and Terence J. Toth, each of whom is an independent Trustee of the Funds. During the fiscal year ended May 31, 2010, the Audit Committee met four times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any

30

recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board of Trustees. The members of the Compliance Committee are William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and Carole E. Stone. During the fiscal year ended May 31, 2010 the Compliance Committee met five times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of Trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are be able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to Trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including suggestions from Fund security holders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Trustees and reserves the right to interview any and all candidates and to make the final selection of any new Trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisors and service providers) and, if qualifying as an Independent Trustee candidate, independence from the Advisor, sub-advisors, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent Trustees of the Funds. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. During the fiscal year ended May 31, 2010 the Nominating and Governance Committee met four times.

31

Board Diversification and Trustee Qualifications. Listed below for each current Board member are the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each current Trustee should serve as a Trustee of the Funds.

John P. Amboian

Mr. Amboian, an interested Trustee of the Fund, joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Funds’ Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Gazette Companies, is President Pro Tem of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the

32

Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He is a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated and was formerly a Commissioner on the New York State Commission on Public Authority Reform. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

33

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Funds from 1997 to 2010, having joined the Board in 1987. Ms. Stringer serves on the Governing Board of the Investment Company Institute’s Independent Directors Council and on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer also serves as board chair of the Oak Leaf Trust, is the immediate past board chair of the Saint Paul Riverfront Corporation and is immediate past President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and recently served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Director, Legal & General Investment Management America, Inc. (since 2008) and a Managing Partner, Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship, and University of Illinois Leadership Council, and was Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

INDEPENDENT CHAIRMAN

The trustees have elected Robert P. Bremner as the independent Chairman of the Board of Trustees. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board of Trustees and of the shareholders; (b) seeing that all orders and resolutions of the trustees are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Class I trustees will serve until the annual meeting of shareholders in 2013; Class II trustees will serve until the annual meeting of shareholders in 2011; and Class III trustees will serve until the annual meeting of shareholders in 2012. As each trustee’s term expires, common shareholders will be asked to elect trustees unless any Preferred Stock is outstanding at that time, in which event holders of Preferred Stock (including holders of MTP Shares), voting as a separate class, will elect two trustees and the remaining trustees shall be elected by holders of the Fund’s common stock and holders of Preferred Stock, voting together as a single class. Messrs. Hunter and Schneider are elected by holders of Preferred Stock for a term of one year. Holders of Preferred Stock will be entitled to elect a majority of the Fund’s trustees under certain circumstances. Trustees shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board of Trustees. See the Fund’s Prospectus under “Certain Provisions in the Declaration of Trust and By-Laws.”

34

SHARE OWNERSHIP

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2010:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies
John P. Amboian	None	Over $100,000
Robert P. Bremner	None	Over $100,000
Jack B. Evans	None	Over $100,000
William C. Hunter	None	Over $100,000
David J. Kundert	None	Over $100,000
William S. Schneider	None	Over $100,000
Judith M. Stockdale	None	Over $100,000
Carole E. Stone	None	Over $100,000
Virginia L. Stringer[1]	None	Over $100,000
Terence J. Toth	None	Over $100,000

1	Virginia L. Stringer was appointed to the Board of Directors/Trustees of the Nuveen Funds effective January 1, 2011

No trustee who is not an interested person of the Fund or his immediate family member owns beneficially or of record, any security of Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen Investments.

As of February 28, 2011, the officers and trustees of the Fund, in the aggregate, own less than 1% of the Fund’s equity securities.

The following table sets forth the percentage ownership of each person who, as of March 2, 2011, owned of record, or is known by the Fund to own of record or beneficially, 5% or more of any class of the Fund’s equity securities*:

Name of Equity Security	Name and Address of Owner	% of Ownership
Auction Rate Preferred Shares	Citigroup Global Markets Inc.(a) 388 Greenwich Street New York, NY 10013	36.2%

	Citigroup Financial Products Inc.(a) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(a) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(a) 399 Park Avenue New York, NY 10043

	Bank of America Corporation Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	5.7%

35

Name of Equity Security	Name and Address of Owner	% of Ownership
	Blue Ridge Investments, L.L.C. 214 North Tryon Street Charlotte, NC 28255	5.6%

MuniFund Term Preferred Share	Karpus Investment Management 183 Sully’s Trail Pittsford, NY 14534	6.55%

*	The information contained in this table is based on Schedule 13G filings made on or after December 1, 2010.
(a)	Citigroup Global Markets Inc., Citigroup Financial Products Inc., Citigroup Global Markets Holdings Inc. and Citigroup Inc. filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

COMPENSATION

The following table shows, for each independent trustee, (1) the aggregate compensation paid by the Fund for its fiscal year ended May 31, 2010, (2) the amount of total compensation paid by the Fund that has been deferred and (3) the total compensation paid to each trustee by the Nuveen Funds during the calendar year ended December 31, 2010. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen Investments serve without any compensation from the Fund. The Fund has a deferred compensation plan (the “Plan”) that permits any trustee who is not an “interested person” of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund’s obligations to make distributions under the Plan.

	Aggregate Compensation from Fund(1)	Amount of Total Compensation From the Fund That Has Been Deferred(2)	Total Compensation from Fund and Fund Complex(3)
Robert P. Bremner	$950	—	$265,748
Jack B. Evans	765	—	230,443
William C. Hunter	636	—	199,401
David J. Kundert	741	—	243,469
William J. Schneider	759	—	243,212
Judith M. Stockdale	759	—	213,579
Carole E. Stone	651	—	188,000
Virginia L. Stringer[4]	—	—	—
Terence J. Toth	733	—	230,630

(1)	The compensation paid, including deferred amounts, to the independent trustees for the fiscal year ended May 31, 2010 for services to the Fund.
(2)	Pursuant to a deferred compensation agreement with certain of the Nuveen Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Fund (including the return from the assumed investment in the eligible Nuveen Funds) payable are stated above.
(3)	Based on the compensation paid (including any amounts deferred) for the 2010 calendar year ended December 31, 2010 for services to the Nuveen open-end and closed-end funds. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.
(4)	Virginia L. Stringer was appointed to the Board of Directors of the Nuveen Funds effective January 1, 2011.

36

Independent trustees receive a $120,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board of Trustees; (b) a fee of $3,000 per meeting for attendance in person where such in-person attendance is required and $2,000 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,500 per meeting for attendance at an Audit Committee meeting where in-person attendance is required and $2,000 per meeting by telephone where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person at a Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required and $2,000 per meeting for attendance by telephone where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the Dividend Committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings ($1,000 for shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the independent Chairman of the Board of Trustees receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $10,000 and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net asset sizes, although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Fund has no employees. Its officers are compensated by Nuveen Investments or its affiliates.

INVESTMENT ADVISER AND SUB-ADVISER

Nuveen Fund Advisors, the Fund’s investment adviser, is responsible for determining the Fund’s overall investment strategy and its implementation. Nuveen Fund Advisors also is responsible for managing operations and the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. For additional information regarding the management services performed by Nuveen Fund Advisors, including the biography of the Fund’s portfolio manager and further information about the investment management agreement between the Fund and Nuveen Fund Advisors, see “Management of the Fund” in the Fund’s Prospectus.

Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $197 billion of assets under management as of December 31, 2010, of which approximately $75.2 billion was in municipal securities. Regarding this approximately $75.2 billion of tax-exempt municipal securities, approximately $34.7 billion, $19.5 billion, $16.6 billion and $4.4 billion represent assets relating to closed-end bond municipal funds, open-end municipal bond funds, retail municipal managed accounts and institutional municipal managed accounts, respectively. According to data from Morning Star Fundamental Data, Nuveen Investments is the leading sponsor of closed-end exchange-traded funds as measured by number of funds (132) and the amount of fund assets under management (approximately $49 billion) as of December 31, 2010.

37

Nuveen Asset Management, 333 West Wacker Drive, Chicago, Illinois 60606, the Fund’s sub-adviser, is a wholly-owned subsidiary of Nuveen Fund Advisors. Nuveen Asset Management is a registered investment adviser. As sub-adviser to the Fund Nuveen Asset Management oversees the day-to-day operations and provides portfolio management services. For additional information regarding the management services performed by Nuveen Asset Management, including the biography of the Fund’s portfolio manager, see “Management of the Fund” in the Fund’s Prospectus.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high-net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital.

The following table sets forth the management fee paid by the Fund for the last three fiscal years:

Fiscal Year Ended May 31,	Management Fee Net of Expense Reimbursement Paid to Nuveen Fund Advisors for the Fiscal Year Ended	Expense Reimbursement from Nuveen Fund Advisors for the Fiscal Year Ended
2008	$1,455,543	$—
2009	$1,387,394	$—
2010	$1,466,683	$—

PORTFOLIO MANAGER

Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.

Portfolio Management. Thomas C. Spalding, CFA, is the Fund’s Portfolio Manager. Mr. Spalding is also Vice President and Senior Investment Officer of Nuveen Investments and has primary responsibility for the day-to-day implementation of the Fund’s investment strategy.

In addition to managing the Fund, Mr. Spalding is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2010 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company	20	$10.15 billion
Other Pooled Investment Vehicles	0	$0
Other Accounts	5	$17.6 million

*	None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. The Fund’s portfolio manager’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager’s investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments (the parent company of Nuveen Fund Advisors and Nuveen Asset Management). Although investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor. The portfolio manager’s performance is evaluated in part by comparing the manager’s performance against a specified

38

investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each fund’s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond Index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of December 31, 2010, the S&P/Investortools Municipal Bond Index was comprised of 57,308 securities with an aggregate current market value of $1,226 billion.

Base salary. The Fund’s portfolio manager is paid a base salary that is set at a level determined by Nuveen Asset Management in accordance with its overall compensation strategy discussed above. Nuveen Asset Management is not under any current contractual obligation to increase a portfolio manager’s base salary.

Cash bonus. The Fund’s portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager’s supervisors, along with reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to Nuveen Asset Management’s investment team, the performance of the accounts for which he or she serves as portfolio manager relative to any benchmarks established for those accounts, his or her effectiveness in communicating investment performance to stockholders and their representatives, and his or her contribution to Nuveen Asset Management’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments in achieving its business objectives.

Long-Term Incentive Compensation. In connection with the acquisition of Nuveen Investments, by a group of investors lead by Madison Dearborn Partners, LLC in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen Investments. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen Investments beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other account. Nuveen Asset Management, however, believes that such potential conflicts are mitigated by the fact that Nuveen Asset Management has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, Nuveen Asset Management has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of February 28, 2011, Thomas C. Spalding does not beneficially own any stock issued by the Fund.

Unless earlier terminated as described below, the Fund’s management agreement with Nuveen Fund Advisors will remain in effect until August 1, 2011. The management agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund and (2) a majority of the trustees who are not interested persons of any party to the management agreement, cast in person at a meeting called for the purpose of voting on such approval. The management agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

39

The Fund, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, that essentially prohibit certain of their personnel, including the Fund’s portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to a code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, but only so long as such investments are made in accordance with the code’s requirements. Text-only versions of the codes of ethics of the Fund, Nuveen Fund Advisors, Nuveen Asset Management and Nuveen Investments can be viewed online or downloaded from the EDGAR Database on the Securities and Exchange Commission’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-551-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

The Fund invests its assets primarily in municipal bonds and cash management securities. The Fund also may invest in shares of investment companies that in turn invest primarily in municipal bonds.

The Fund has adopted the proxy voting policies and procedures of Nuveen Asset Management to govern the voting of proxies with respect to the Fund. In the event that a municipal issuer were to issue a proxy or that the Fund were to receive a proxy issued by the issuer of a cash management security or municipal bond-oriented investment company, Nuveen Asset Management has approved and adopted the proxy voting policies of an independent third party, Institutional Shareholder Services, Inc. (“ISS”) to determine how the proxy should be voted. It has also engaged ISS to apprise Nuveen Asset Management of shareholder meeting dates, to provide research on proxy proposals and voting recommendations and to cast the actual proxy votes. In addition, ISS also serves as Nuveen Asset Management’s proxy voting record keeper. Nuveen Asset Management’s Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with the overall oversight of proxy voting policies and procedures, including the activities of the firm’s Proxy Voting Committee (“PVC”), which is responsible for providing an administrative framework to facilitate and monitor proxy voting, including oversight of the firm’s relationship with ISS.

From time to time, a portfolio manager may initiate action to override an ISS recommendation for a particular vote. Such override will be reviewed by Nuveen Asset Management’s legal department for material conflicts and if it is determined that no material conflicts exist, the approval of one investment professional on the IPC or Nuveen Asset Management’s Head of Equity Research shall authorize the override.

Nuveen Asset Management recognizes that there are circumstances where it may have a perceived or real conflict of interest in voting proxies and will vote proxies in the best interest of its clients regardless of any such real or perceived conflicts of interest. By adopting ISS policies, Nuveen Asset Management believes the risk related to conflicts will be minimized. To further minimize this risk, the IPC will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote after receiving voting direction from the Head of Research, who will seek voting direction from the appropriate investment personnel, after confirming that Nuveen Asset Management faces no material conflicts of its own with respect to the specific proxy vote. If the PVC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to: (1) obtaining instructions from the affected client(s) on how to vote the proxy; (2) disclosing the conflict to the affected client(s) and seeking their consent to permit Nuveen Asset Management to vote the proxy;

40

(3) voting in proportion to the other shareholders; (4) recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or (5) following the recommendation of a different independent third party.

In addition to all of the above-mentioned and other conflicts, members of the IPC and the PVC must notify Nuveen Asset Management’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within Nuveen Asset Management, its affiliates or the Fund complex with regard to how Nuveen Asset Management should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to Nuveen Asset Management’s President and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

On rare occasions the Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring such equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed municipal issuer, Nuveen Asset Management may pursue the Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Neither the Fund nor Nuveen Asset Management considers such control activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the Fund’s Board on any such control activities on a quarterly basis.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Trustees, Nuveen Asset Management is responsible for decisions to purchase and sell securities for the Fund, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. The Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Nuveen Asset Management’s obligation to obtain best qualitative execution. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates or affiliates of Nuveen Asset Management except in compliance with the 1940 Act.

It is Nuveen Asset Management’s policy to seek the best execution under the circumstances of each trade. Nuveen Asset Management will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Asset Management’s practice to select dealers that, in addition, furnish

41

research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. While Nuveen Asset Management will be primarily responsible for the placement of the business of the Fund, Nuveen Asset Management’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

Nuveen Asset Management may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and that may have investment objectives similar to those of the Fund. Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Nuveen Asset Management reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where the Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Asset Management’s management outweigh any disadvantage that may arise from Nuveen Asset Management’s larger management activities and its need to allocate securities.

The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the last three fiscal years:

Fiscal Year Ended May 31
2008	2009	2010
$—	$—	$—

Substantially all of the Fund’s trades are effected on a principal basis.

42

DESCRIPTION OF SHARES

COMMON SHARES

For a description of the Fund’s Common Shares, see “Description of Outstanding Shares—Common Shares” in the Fund’s Prospectus.

MUNIPREFERRED SHARES

For a description of the Fund’s MuniPreferred Shares, see “Description of Outstanding Shares—MuniPreferred Shares” in the Fund’s Prospectus.

MTP SHARES

For a description of the Fund’s MTP Shares, see “Description of MTP Shares” and “Description of Outstanding Shares—Series 2015 MTP Shares” in the Fund’s Prospectus.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of the Fund’s shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or submitting the conversion of the Fund to an open-end investment company for a vote by shareholders. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Fund shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares and MTP Shares from the NYSE Amex, the New York Stock Exchange or elsewhere, as applicable, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in

43

order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, the NYSE Amex or elsewhere, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund’s common and Preferred Stock, voting as a single class and approval of the holders of at least two-thirds of the Fund’s Preferred Stock, voting together as a single class unless the conversion has been approved by the requisite vote of the trustees, in which case a majority vote of the requisite holders would be required. See the Fund’s Prospectus under “Certain Provisions in the Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the New York Stock Exchange or elsewhere and the Fund’s Preferred Stock, including MTP Shares, would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the Fund’s shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following discussion of U.S. federal income tax matters is based on the opinion of K&L Gates LLP, special counsel to the Fund (“Tax Counsel”). Tax Counsel’s opinions are based on the current provisions and interpretations of the Internal Revenue Code of 1986, as amended (the “Code”) and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

44

The following is intended to be a general summary of the material U.S. federal income tax consequences of investing in MTP Shares. The discussion generally applies only to holders of MTP Shares who are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in MTP Shares. This summary deals only with U.S. holders that hold MTP Shares as capital assets. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, U.S. holder of MTP Shares whose “functional currency” is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, person who holds MTP Shares in a qualified tax-deferred account such as an IRA, or person that will hold MTP Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

The Fund intends to elect to be treated, and to qualify each year, as a regulated investment company, under Subchapter M of the Code, and to satisfy conditions which enable dividends on Common Shares and MTP Shares which are attributable to interest on municipal securities to be exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

In order for any distributions to holders of MTP Shares to be eligible to be treated as exempt-interest dividends, MTP Shares must be treated as stock for federal income tax purposes. Under present law, Tax Counsel is of the opinion that MTP Shares of the Fund will constitute equity of the Fund, and thus distributions with respect to MTP Shares (other than distributions in redemption of MTP Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the MTP Shares, there can be no assurance that the IRS will not question the Fund’s treatment of MTP Shares as equity. If the IRS were to succeed in such a challenge, holders of MTP Shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

To qualify for the favorable federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or non-U.S. currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

45

As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may report the retained amount as undistributed capital gains in a written statement to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and the net capital gain not otherwise retained by the Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending November 30 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If at any time when the Fund’s MTP Shares are outstanding the Fund fails to meet the Asset Coverage, the Fund will be required to suspend distributions to holders of its Common Shares until such asset coverage is restored. See “Description of MTP Shares—Restrictions on Dividend, Redemption and Other Payments” in the Prospectus. This may prevent the Fund from distributing at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and net tax-exempt income, and may therefore jeopardize the Fund’s qualification for taxation as a regulated investment company or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the MTP Asset Coverage, the Fund will be required to redeem MTP Shares in order to maintain or restore such asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, and was unable to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

The Fund intends to qualify to pay “exempt-interest” dividends, as defined in the Code, on its Common Shares and MTP Shares by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt municipal bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on municipal bonds and are so reported by the Fund. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax.

46

A holder of MTP Shares will be required to report the dividends declared by the Fund for each day on which such holder is the shareholder of record. The Fund intends to notify holders of MTP Shares in advance if it will allocate to them income that is not exempt from regular federal income tax. In certain circumstances, the Fund will make payments to holders of MTP Shares to offset the tax effects of the taxable distribution.

A portion of the Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income from municipal securities). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Fund can report as exempt-interest dividends by the disallowed amount. As a result, income distributions by the Fund in excess of the amount of the Fund’s exempt-interest dividends may be taxable as ordinary income.

The Fund’s investment in zero coupon bonds will cause it to realize income prior to the receipt of cash payments with respect to these bonds. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise continue to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Distributions to shareholders of ordinary income other than tax-exempt interest (including net investment income received by the Fund from taxable temporary investments, if any, certain income from financial futures and options transactions and market discount realized by the Fund on the sale of municipal securities) and of net short-term capital gains realized by the Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Fund’s shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). For taxable years beginning before January 1, 2013, “qualified dividend income” received by noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. For taxable years beginning on or after January 1, 2013, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise. As long as the Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

The IRS indicates that the Fund is required to report distributions paid with respect to its Common Shares and its MTP Shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will report dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the Common Shares and the MTP Shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes. In certain circumstances, the Fund will make payments to holders of MTP Shares to offset the tax effects of a taxable distribution.

The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for

47

determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared.

Certain of the Fund’s investment practices are subject to special provisions of the Code that, among other things, may disallow, limit or defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Gain or loss on the sale or other disposition of MTP Shares, if any (other than redemptions, the rules for which are described below) will generally be treated as capital gain or loss, except that a portion of the amount received on the disposition of MTP Shares may be characterized as an accumulated but unpaid dividend subject to the rules described above. Gain or loss will generally be treated as long-term if the MTP Shares have been held for more than one year and otherwise will be treated as short-term. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 35% while long-term capital gains generally will be taxed at a maximum rate of 15%, subject to the legislation phase-out discussed above. However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts reported as undistributed capital gains) with respect to such shares. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

The Fund may, at its option, redeem MTP Shares in whole or in part, and is required to redeem MTP Shares to the extent required to maintain the Effective Leverage Ratio and the MTP Asset Coverage. Gain or loss, if any,

48

resulting from a redemption will generally be taxed as gain or loss from the sale or exchange under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a holder’s interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate holders, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, a holder’s ownership of the Common Shares will be taken into account. As in the case of a sale or exchange, a portion of the amount received on the redemption of MTP Shares may be characterized as an accumulated but unpaid dividend subject to the rules discussed above.

Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund received income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by the Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax. The American Recovery and Reinvestment Act of 2009 provides an exemption from the federal alternative minimum tax applicable to individuals for interest on private activity bonds and, for purposes of calculating a corporate taxpayer’s adjusted current earnings, an exemption for interest on all tax-exempt bonds, with both exemptions limited to bonds that are issued after December 31, 2008 and before January 1, 2011, including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009.

For taxable years beginning after December 31, 2012, certain non-corporate shareholders will be subject to an increased rate of tax on some or all of their “net investment income,” which will include items of gross income that are attributable to interest, original issue discount and market discount, as well as net gain from the disposition of other property. This tax will generally apply to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisors regarding the applicability of this tax in respect of their shares.

Tax-exempt income, including exempt-interest dividends paid by the Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

The Fund may be required to withhold federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. Certain shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

49

Maryland Tax Matters

The following discussion of Maryland income tax matters is based upon the advice of K&L Gates LLP, special counsel to the Fund. The following is a general, abbreviated summary of certain provisions of the applicable Maryland tax law as presently in effect as it directly governs the taxation of Maryland resident individual and corporate shareholders of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions.

The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that the Fund will satisfy all the conditions which will cause the Fund’s distributions to qualify as exempt-interest dividends to shareholders for federal and Maryland purposes, and that the Fund will make such distributions of income and gains as are necessary to qualify to be treated as a regulated investment company for federal income tax purposes.

Distributions paid by the Fund will not be subject to the Maryland personal income tax if the distributions are attributable to income earned by the Fund as interest received or capital gains recognized by the Fund on obligations of the State of Maryland and its political subdivisions, or on obligations or securities of any authority, commission or instrumentality of the United States if such entity is exempt from state taxation under federal law. All other distributions paid by the Fund will generally be subject to the Maryland personal income tax, including distributions excluded from gross income for federal income tax purposes that are derived from interest on state and municipal securities other than Maryland issuers.

Gain from the sale, exchange, or other disposition of shares will generally be subject to Maryland personal income. Shares may be subject to Maryland estate tax if owned by a Maryland decedent at the time of death. Shares held by an individual are not subject to property taxes imposed by Maryland. Interest on indebtedness incurred by a shareholder to purchase or carry Shares generally is not deductible for purposes of Maryland income tax. In the case of individuals, Maryland imposes an income tax on tax preference items which include interest paid on certain private activity bonds. Accordingly, if the Fund holds such bonds, 50% of the interest thereon in excess of a threshold amount is subject to Maryland personal income tax.

To the extent an investor is subject to state and local taxes outside of Maryland, dividends and distributions earned by an investment in the Fund and gain from the sale of shares in the Fund may represent taxable income.

Shareholders are advised to consult their own tax advisors for more detailed information concerning Maryland state and local tax matters.

EXPERTS

The financial statements of the Fund appearing in the Fund’s Annual Report for the year ended May 31, 2010 and the Fund’s unaudited financial statements for the six months ended November 30, 2010 are incorporated by reference into this Statement of Additional Information. The May 31, 2010 financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides auditing services to the Fund. The principal business address of Ernst & Young LLP 155 North Wacker Drive, Chicago, Illinois 60606.

50

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The redemption and dividend paying agent for MTP Shares is State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The audited financial statements for the Fund’s most recent fiscal year appear in the Fund’s Annual Report, dated May 31, 2010. Such audited financial statements, and the unaudited financial statements for the six months ended November 30, 2010, which appear in the Fund’s Semi-Annual Report dated November 30, 2010 are incorporated herein by reference into this Statement of Additional Information. The Annual Report and Semi-Annual Report are available without charge by calling 800-257-8787.

51

APPENDIX A

NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND

STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES

OF MUNIFUND TERM PREFERRED SHARES

NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND

STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF MUNIFUND TERM PREFERRED SHARES

Nuveen Maryland Premium Income Municipal Fund (the “Fund”), a Massachusetts business trust, certifies that:

RECITALS

FIRST: The Fund is authorized under Article IV of the Fund’s Declaration of Trust, as amended (which, as hereafter restated or amended from time to time, is herein called the “Declaration”), to issue an unlimited number of preferred shares, par value $.01 per share.

SECOND: Pursuant to the authority expressly vested in the Board of Trustees of the Fund by Article IV of the Declaration, the Board of Trustees has, by resolution, authorized the issuance of a class of preferred shares, $.01 par value per share, such shares to be classified as MuniFund Term Preferred Shares (“MuniFund Term Preferred”), and such shares of MuniFund Term Preferred to be issued in one or more series (each such series, a “Series”).

THIRD: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of each Series of MuniFund Term Preferred Shares are set forth in this Statement, as modified, amended or supplemented in the Appendix (each an “Appendix” and collectively the “Appendices”) to this Statement specifically relating to such Series (each such Series being referred to herein as a Series of MuniFund Term Preferred Shares, and shares of all such Series being referred to herein individually as a “MuniFund Term Preferred Share” and collectively as the “MuniFund Term Preferred Shares”).

DEFINITIONS

1.1 Definitions. Unless the context or use indicates another or different meaning or intent and except with respect to any Series as specifically provided in the Appendix applicable to such Series, each of the following terms when used in this Statement shall have the meaning ascribed to it below, whether such term is used in the singular or plural and regardless of tense:

“1940 Act” means the Investment Company Act of 1940, as amended, or any successor statute.

“1940 Act Asset Coverage” means “asset coverage,” as defined for purposes of Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of stock for purposes of the 1940 Act, including all outstanding MuniFund Term Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act or by rule, regulation or order of United States Securities and Exchange Commission as the minimum asset coverage for senior securities which are shares of stock of a closed-end investment company).

“Additional Amount Payment” means a payment to a Holder of MuniFund Term Preferred Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Additional Amount Payment relates, would cause such Holder’s dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable (for federal income tax purposes) from the gross income of such Holder. Such Additional Amount Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of MuniFund Term Preferred Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code) would be taxable in the hands of each Holder of MuniFund Term Preferred Shares at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is paid.

“Adviser” means Nuveen Asset Management, a Delaware corporation, or such other entity as shall be then serving as the investment adviser of the Fund, and shall include, as appropriate, any sub-adviser duly appointed by the Adviser.

“Appendices” and “Appendix” shall have the respective meanings as set forth in the Recitals of this Statement.

“Asset Coverage” means “asset coverage” of a class of senior security which is a stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date hereof, determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination.

“Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain Asset Coverage as of the close of business on a Business Day (as required by Section 2.4(a)), the date that is thirty (30) calendar days following such Business Day.

“Board of Trustees” means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

“Business Day” means any calendar day on which the New York Stock Exchange is open for trading.

“By-Laws” means the By-Laws of the Fund as amended from time to time.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.

“Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

“Custodian Agreement” means, with respect to any Series, the Custodian Agreement by and among the Custodian and the Fund with respect to such Series.

“Date of Original Issue” means, with respect to any Series, the date specified as the Date of Original Issue for such Series in the Appendix for such Series.

“Declaration” shall have the meaning as set forth in the Recitals of this Statement.

“Default” shall have the meaning as set forth in Section 2.2(h)(i).

“Default Period” shall have the meaning as set forth in Section 2.2(h)(i).

“Default Rate” shall have the meaning as set forth in Section 2.2(h)(i).

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant Redemption Date, Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1) cash or any cash equivalent;

(2) any U.S. Government Obligation;

(3) any Municipal Obligation that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations with substantially similar terms as of the date of this Statement (or such rating’s future equivalent), including (A) any such Municipal Obligation that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Obligation that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4) any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Obligations or U.S. Government Obligations or any combination thereof; or

(5) any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions as of the date of this Statement (or such rating’s future equivalent).

“Dividend Default” shall have the meaning as set forth in Section 2.2(h)(i).

“Dividend Payment Date” means, with respect to any Series, each of the Dividend Payment Dates for such Series set forth in the Appendix for such Series.

“Dividend Period” means, with respect to any Series, the Dividend Period for such Series set forth in the Appendix for such Series.

“Dividend Rate” means, with respect to any Series and as of any date, the Fixed Dividend Rate for that Series as adjusted (if applicable) on such date in accordance with the provisions of Section 2.2(c) and Section 2.2(h).

“Effective Leverage Ratio” shall have the meaning as set forth in Section 2.4(d).

“Effective Leverage Ratio Cure Date” shall have the meaning as set forth in Section 2.5(b)(ii)(A).

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Redemption and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in the Redemption and Paying Agent Agreement and the Custodian Agreement, respectively.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fitch” means Fitch Ratings, Inc. and any successor or successors thereto.

“Fixed Dividend Rate” means, with respect to any Series, the rate per annum specified as the Fixed Dividend Rate for such Series in the Appendix for such Series.

“Fund” shall have the meaning as set forth in the Preamble to this Statement.

“Holder” means, with respect to the MuniFund Term Preferred Shares of any Series or any other security issued by the Fund, a Person in whose name such security is registered in the registration books of the Fund maintained by the Redemption and Paying Agent or otherwise.

“Liquidation Preference” means, with respect to any Series, the amount specified as the liquidation preference per share for that Series in the Appendix for such Series.

“Liquidity Account Initial Date” means, with respect to any Series, the date designated as the Liquidity Account Initial Date in the Appendix for such Series.

“Liquidity Account Investments” means Deposit Securities or any other security or investment owned by the Fund that is rated not less than A3 by Moody’s, A- by Standard & Poor’s, A- by Fitch or an equivalent rating by any other NRSRO (or any such rating’s future equivalent).

“Liquidity Requirement” shall have the meaning as set forth in Section 2.11(b).

“Mandatory Redemption Price” shall have the meaning as set forth in Section 2.5(b)(i)(A).

“Market Value” of any asset of the Fund means, for securities for which market quotations are readily available, the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of: yields or prices of Municipal Obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine recommended valuations.

“Moody’s” means Moody’s Investors Service, Inc. and any successor or successors thereto.

“Municipal Obligation” means municipal securities as described in the prospectus or other offering document for a Series.

“MuniFund Term Preferred” shall have the meaning as set forth in the Recitals of this Statement.

“MuniFund Term Preferred Shares” shall have the meaning as set forth in the Recitals of this Statement.

“Non-Call Period” means, with respect to any Series, the period (if any) during which such Series shall not be subject to redemption at the option of the Fund, as set forth in the Appendix for such Series.

“Notice of Redemption” shall have the meaning as set forth in Section 2.5(d).

“Notice of Taxable Allocation” shall have the meaning as set forth in Section 2.10(a).

“NRSRO” means any nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act.

“Optional Redemption Date” shall have the meaning as set forth in Section 2.5(c)(i).

“Optional Redemption Premium” means, with respect to any Series, the premium (expressed as a percentage of the Liquidation Preference of the shares of such Series) payable by the Fund upon the redemption of MuniFund Term Preferred Shares of such Series at the option of the Fund, as set forth in the Appendix for such Series.

“Optional Redemption Price” shall have the meaning as set forth in Section 2.5(c)(i).

“Outstanding” means, as of any date with respect to MuniFund Term Preferred Shares of any Series, the number of MuniFund Term Preferred Shares of such Series theretofore issued by the Fund except (without duplication):

(a) any shares of such Series theretofore cancelled or redeemed or delivered to the Redemption and Paying Agent for cancellation or redemption in accordance with the terms hereof;

(b) any shares of such Series as to which the Fund shall have given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with Section 2.5 hereof;

(c) any shares of such Series as to which the Fund shall be the Holder or the beneficial owner; and

(d) any shares of such Series represented by any certificate in lieu of which any new certificate has been executed and delivered by the Fund.

“Person” means and includes an individual, a partnership, the Fund, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Preferred Shares” means the authorized preferred shares of beneficial interest, par value $.01 per share, of the Fund, including shares of each Series of MuniFund Term Preferred Shares, shares of any other series of such preferred shares now or hereafter issued by the Fund, and any other shares of beneficial interest hereafter authorized and issued by the Fund of a class having priority over any other class as to distribution of assets or payments of dividends.

“Rating Agencies” means any of Moody’s, Standard & Poor’s or Fitch, as designated by the Board of Trustees from time to time as contemplated by Section 2.7 to be a Rating Agency for purposes of this Statement. The Board of Trustees has initially designated Moody’s, Standard & Poor’s and Fitch to be Rating Agencies hereunder. In the event that at any time any Rating Agency (i) ceases to be a Rating Agency for purposes of any Series of MuniFund Term Preferred Shares, any references to any credit rating of such Rating Agency in this Statement or any Appendix shall be deemed instead to be references to the equivalent credit rating of the Rating Agency designated by the Board of Trustees to replace such Rating Agency (if any such replacement is made) as of the most recent date on which such other Rating Agency published credit ratings for such Series of MuniFund Term Preferred Shares or (ii) replaces any credit rating of such Rating Agency with a replacement credit rating, any references to such replaced credit rating of such Rating Agency contained in this Statement or any Appendix shall instead be deemed to be references to such replacement credit rating. In the event that at any time the designation of any Rating Agency as a Rating Agency for purposes of any Series of MuniFund Term Preferred Shares is terminated by the Board of Trustees, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of this Statement or the Appendix for such Series, shall be disregarded, and only the ratings of the then-designated Rating Agencies for such Series shall be taken into account for purposes of this Statement and such Appendix.

“Rating Agency Guidelines” means the guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to a Series of MuniFund Term Preferred Shares for so long as such Series is Outstanding (which credit rating may consist of a credit rating on the MuniFund Term Preferred Shares generally or the Preferred Shares generally).

“Rating Downgrade Period” means, with respect to any Series, any period during which the MuniFund Term Preferred Shares of such Series are rated A+ or lower by Standard & Poor’s, A1 or lower by Moody’s and A+ or lower by Fitch (or an equivalent of such ratings, as permitted or contemplated by the definition of “Rating Agency”).

“Redemption and Paying Agent” means, with respect to any Series, State Street Bank and Trust Company and its successors or any other redemption and paying agent appointed by the Fund with respect to such Series.

“Redemption and Paying Agent Agreement” means, with respect to any Series, the Redemption and Paying Agent Agreement or other similarly titled agreement by and among the Redemption and Paying Agent for such Series and the Fund with respect to such Series.

“Redemption Date” shall have the meaning as set forth in Section 2.5(d).

“Redemption Default” shall have the meaning as set forth in Section 2.2(h)(i).

“Redemption Price” shall mean the Term Redemption Price, the Mandatory Redemption Price or the Optional Redemption Price, as applicable.

“Securities Depository” shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository as set forth in this Statement with respect to the MuniFund Term Preferred Shares.

“Series” shall have the meaning as set forth in the Recitals of this Statement.

“Standard and Poor’s” means Standard and Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc., and any successor or successors thereto.

“Statement” means this Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares, as it may be amended from time to time in accordance with its terms.

“Taxable Allocation” means, with respect to any Series, the allocation of any net capital gains or other income taxable for federal income tax purposes to a dividend paid in respect of such Series.

“Term Redemption Amount” shall have the meaning as set forth in Section 2.11(a).

“Term Redemption Date” means, with respect to any Series, the date specified as the Term Redemption Date in the Appendix for such Series.

“Term Redemption Liquidity Account” shall have the meaning as set forth in Section 2.11(a).

“Term Redemption Price” shall have the meaning as set forth in Section 2.5(a).

“U.S. Government Obligations” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“Voting Period” shall have the meaning as set forth in Section 2.6(b)(i).

With respect to any Series, any additional definitions specifically set forth in the Appendix relating to such Series and any amendments to any definitions specifically set forth in the Appendix relating to such Series, as such Appendix may be amended from time to time, shall be incorporated herein and made part hereof by reference thereto, but only with respect to such Series.

1.2 Interpretation. The headings preceding the text of Articles and Sections included in this Statement are for convenience only and shall not be deemed part of this Statement or be given any effect in interpreting this Statement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Statement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Statement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Articles or Sections shall refer to those portions of this Statement. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Statement as a whole and not to any particular Article, Section or clause of this Statement.

TERMS APPLICABLE TO ALL SERIES OF MUNIFUND TERM PREFERRED SHARES

Except for such changes and amendments hereto with respect to a Series of MuniFund Term Preferred Shares that are specifically contemplated by the Appendix relating to such Series, each Series of MuniFund Term Preferred Shares shall have the following terms:

2.1 Number of Shares; Ranking.

(a) The number of authorized shares constituting any Series of MuniFund Term Preferred Shares shall be as set forth with respect to such Series in the Appendix hereto relating to such Series. No fractional MuniFund Term Preferred Shares shall be issued.

(b) The MuniFund Term Preferred Shares of each Series shall rank on a parity with shares of each other Series of MuniFund Term Preferred Shares and with shares of any other series of Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The MuniFund Term Preferred Shares of each Series shall have preference with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund over the Common Shares as set forth herein.

(c) No Holder of MuniFund Term Preferred Shares shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any MuniFund Term Preferred Shares or Common Shares or other securities of the Fund which it may hereafter issue or sell.

2.2 Dividends and Distributions.

(a) The Holders of any MuniFund Term Preferred Shares of any Series shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees, out of funds legally available therefor and in preference to dividends and distributions on Common Shares, cumulative cash dividends and distributions on each share of such Series, calculated separately for each Dividend Period for such Series at the Dividend Rate in effect from time to time for such Series during such Dividend Period, computed on the basis of a 360-day year consisting of twelve 30-day months, on an amount equal to the Liquidation Preference for a share of such Series, and no more. Dividends and distributions on the MuniFund Term Preferred Shares of any Series shall accumulate from the Date of Original Issue with respect to such Series. Dividends payable on any MuniFund Term Preferred Shares of any Series for any period of less than a full monthly Dividend Period, including in connection with the first Dividend Period for such shares or upon any redemption of such shares on any Redemption Date other than on a Dividend Payment Date, shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed for any period of less than one month.

(b) Dividends on shares of each Series of MuniFund Term Preferred Shares with respect to any Dividend Period shall be declared to the Holders of record of such shares as their names shall appear on the registration books of the Fund at the close of business on the fifteenth (15th) day of the Dividend Period (or if such day is not a Business Day, the next preceding Business Day) and shall be paid as provided in Section 2.2(g) hereof.

(c) So long as MuniFund Term Preferred Shares of a Series are rated on any date AAA by Standard & Poor’s, Aaa by Moody’s or AAA by Fitch (or an equivalent of such ratings, as permitted or contemplated by the definition of “Rating Agency”), the Dividend Rate applicable to MuniFund Term Preferred Shares of such Series for such date shall be equal to the Fixed Dividend Rate for such Series. If the highest credit rating assigned on any date to an Outstanding Series of MuniFund Term Preferred Shares by any Rating Agency is equal to one of the ratings set forth in the table below (or its equivalent, as permitted or contemplated by the definition of “Rating Agency”), the Dividend Rate applicable to the MuniFund Term Preferred Shares of such Series for such date shall be adjusted by multiplying the Fixed Dividend Rate for such Series by the applicable percentage (expressed as a decimal) set forth opposite the applicable highest credit rating so assigned on such date to such Series by such Rating Agency in the table below.

CREDIT RATINGS

Standard & Poor’s	Moody’s	Fitch	Applicable Percentage
AA+ to AA-	Aa1 to Aa3	AA+ to AA-	110%
A+ to A-	A1 to A3	A+ to A-	125%
BBB+ to BBB-	Baa1 to Baa3	BBB+ to BBB-	150%
BB+ and lower	Ba1 and lower	BB+ and lower	200%

If no Rating Agency is rating an Outstanding Series of MuniFund Term Preferred Shares, the Dividend Rate applicable to the MuniFund Term Preferred Shares of such Series for such date shall be adjusted by multiplying the Fixed Dividend Rate for such Series by 200%.

(d) (i) No full dividends and distributions shall be declared or paid on shares of a Series of MuniFund Term Preferred Shares for any Dividend Period or part thereof unless full cumulative dividends and distributions due through the most recent dividend payment dates therefor for all outstanding Preferred Shares (including shares of other Series of MuniFund Term Preferred Shares) have been or contemporaneously are declared and paid through the most recent dividend payment dates therefor. If full cumulative dividends and distributions due have not been declared and paid on all outstanding Preferred Shares of any series, any dividends and distributions being declared and paid on a Series of MuniFund Term Preferred Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on each such series of Preferred Shares on the relevant dividend payment date for such series. No Holders of MuniFund Term Preferred Shares shall be entitled to any dividends and distributions, whether payable in cash, property or shares, in excess of full cumulative dividends and distributions as provided in this Section 2.2(d)(i) on such MuniFund Term Preferred Shares.

(ii) For so long as any MuniFund Term Preferred Shares are Outstanding, the Fund shall not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (z) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case, (A) immediately thereafter, the Fund shall have 1940 Act Asset Coverage after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds, (B) all cumulative dividends and distributions on all MuniFund Term Preferred Shares and all other Preferred Shares ranking on a parity with the MuniFund Term Preferred Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Shares) and (C) the Fund shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 2.5(d)(ii) hereof with respect to Outstanding MuniFund Term Preferred Shares of any Series to be redeemed pursuant to Section 2.5(a) or Section 2.5(b) hereof for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

(iii) Any dividend payment made on shares of a Series of MuniFund Term Preferred Shares shall first be credited against the dividends and distributions accumulated with respect to the earliest Dividend Period for such Series for which dividends and distributions have not been paid.

(e) Not later than 12:00 noon, New York City time, on the Dividend Payment Date for a Series of MuniFund Term Preferred Shares, the Fund shall deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on such date sufficient to pay the dividends and distributions that are payable on such Dividend Payment Date in respect of such Series. The Fund may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities prior to the Dividend Payment Date, provided that such investment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

(f) All Deposit Securities paid to the Redemption and Paying Agent for the payment of dividends payable on a Series of MuniFund Term Preferred Shares shall be held in trust for the payment of such dividends by the Redemption and Paying Agent for the benefit of the Holders of such Series entitled to the payment of such dividends pursuant to Section 2.2(g). Any moneys paid to the Redemption and Paying Agent in accordance with the foregoing but not applied by the Redemption and Paying Agent to the payment of dividends, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were to have been so applied, upon request of the Fund.

(g) Dividends on shares of a Series of MuniFund Term Preferred Shares shall be paid on each Dividend Payment Date for such Series to the Holders of shares of such Series as their names appear on the registration books of the Fund at the close of business on the fifteenth (15th) day of the Dividend Period to which such Dividend Payment Date relates (or if such day is not a Business Day, the next preceding Business Day). Dividends in arrears on shares of a Series of MuniFund Term Preferred Shares for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of shares of such Series as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on shares of any Series of MuniFund Term Preferred Shares which may be in arrears.

(h) (i) The Dividend Rate on a Series of MuniFund Term Preferred Shares shall be adjusted to the Default Rate (as defined below) in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to a Series of MuniFund Term Preferred Shares shall commence on any date the Fund fails to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on (A) a Dividend Payment Date for such Series, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on such Series payable on such Dividend Payment Date (a “Dividend Default”) or (B) an applicable Redemption Date for such Series, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such Series on such Redemption Date (a “Redemption Default” and together with a Dividend Default, hereinafter referred to as “Default”). Subject to the cure provisions of Section 2.2(h)(ii) below, a Default Period with respect to a Dividend Default or a Redemption Default on a Series of MuniFund Term Preferred Shares shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends on such Series and any unpaid Redemption Price on such Series shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. In the case of any Default on a Series of MuniFund Term Preferred Shares, the Dividend Rate for such Series for each calendar day during the Default Period will be equal to the Default Rate. The “Default Rate” on a Series of MuniFund Term Preferred Shares for any calendar day shall be equal to the Dividend Rate in effect on such day for such Series plus five percent (5%) per annum.

(ii) No Default Period for a Series of MuniFund Term Preferred Shares with respect to any Default on such Series shall be deemed to commence if the amount of any dividend or any Redemption Price due in respect of such Series (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date for such Series with respect to which such Default occurred, together with an amount equal to the Default Rate on such Series applied to the amount and period of such non-payment on such Series, based on the actual number of calendar days comprising such period divided by 360.

2.3 Liquidation Rights.

(a) In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of MuniFund Term Preferred Shares shall be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Shares, a liquidation distribution equal to the Liquidation Preference for such shares, plus an amount equal to all unpaid dividends and distributions on such shares accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Fund, but excluding interest thereon), and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

(b) If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the Holders of all Outstanding MuniFund Term Preferred Shares and any other outstanding Preferred Shares shall be insufficient to permit the payment in full to such Holders of the Liquidation Preference of such MuniFund Term Preferred Shares plus accumulated and unpaid dividends and distributions on such shares as provided in Section 2.3(a) above and the amounts due upon liquidation with respect to such other Preferred Shares, then such available assets shall be distributed among the Holders of such MuniFund Term Preferred Shares and such other Preferred

Shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, unless and until the Liquidation Preference on each Outstanding MuniFund Term Preferred Share plus accumulated and unpaid dividends and distributions on such shares as provided in Section 2.3(a) above have been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Fund will be made by the Fund in respect of, the Common Shares.

(c) Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this Section 2.3.

2.4 Coverage & Leverage Tests.

(a) Asset Coverage Requirement. For so long as any shares of a Series of MuniFund Term Preferred Shares are Outstanding, the Fund shall have Asset Coverage of at least 225% as of the close of business on each Business Day. If the Fund shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(i) shall be applicable, which provisions shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.4(a).

(b) Calculation of Asset Coverage. For purposes of determining whether the requirements of Section 2.4(a) are satisfied, (i) no MuniFund Term Preferred Shares of any Series or other Preferred Shares shall be deemed to be Outstanding for purposes of any computation required by Section 2.4(a) if, prior to or concurrently with such determination, either (x) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Series or other Preferred Shares) to pay the full redemption price for such Series or other Preferred Shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for such Series or other Preferred Shares and the requisite notice of redemption for such Series or other Preferred Shares (or the portion thereof to be redeemed) shall have been given or (y) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Series or other Preferred Shares) to pay the full redemption price for such Series or other Preferred Shares (or the portion thereof to be redeemed) shall have been segregated by the Custodian and the Fund from the assets of the Fund in the same manner and to the same extent as is contemplated by Section 2.11 with respect to the Liquidity Requirement, and (ii) the Deposit Securities or other sufficient funds that shall have been deposited with the applicable paying agent and/or segregated by the Custodian, as applicable, as provided in clause (i) of this sentence shall not be included as assets of the Fund for purposes of such computation.

(c) Effective Leverage Ratio Requirement. For so long as any MuniFund Term Preferred Shares of a Series are Outstanding, the Effective Leverage Ratio shall not exceed 50% as of the close of business on any Business Day. If the Effective Leverage Ratio shall exceed such percentage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(ii) shall be applicable, which provisions shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.4(c).

(d) Calculation of Effective Leverage Ratio. For purposes of determining whether the requirements of Section 2.4(c) are satisfied, the “Effective Leverage Ratio” on any date shall mean the quotient of:

(i) The sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, (1) any such senior securities for which the Fund has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption and (2) any such senior securities that are to be redeemed with net proceeds from the sale of the MuniFund Term Preferred Shares, for which the Fund has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by

(ii) The sum of (A) the market value (determined in accordance with the Fund’s valuation procedures) of the Fund’s total assets (including amounts attributable to senior securities), less the amount of the Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness, including floating rate securities), and (B) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

2.5 Redemption. Each Series of MuniFund Term Preferred Shares shall be subject to redemption by the Fund as provided below:

(a) Term Redemption. The Fund shall redeem all shares of a Series of MuniFund Term Preferred Shares on the Term Redemption Date for such Series, at a price per share equal to the Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and distributions on such share of such Series accumulated to (but excluding) the Term Redemption Date for such Series (whether or not earned or declared by the Fund, but excluding interest thereon) (the “Term Redemption Price”).

(b) Asset Coverage and Effective Leverage Ratio Mandatory Redemption.

(i) Asset Coverage Mandatory Redemption. (A) If the Fund fails to comply with the Asset Coverage requirement as provided in Section 2.4(a) as of any time as of which such compliance is required to be determined in accordance with Section 2.4(a) and such failure is not cured as of the Asset Coverage Cure Date, the Fund shall, to the extent permitted by the 1940 Act and Massachusetts law, by the close of business on such Asset Coverage Cure Date, fix a redemption date and proceed to redeem in accordance with the terms of such Preferred Shares, a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of MuniFund Term Preferred Shares of any Series, to enable it to meet the requirements of Section 2.5(b)(i)(B). In the event that any shares of a Series of MuniFund Term Preferred Shares then Outstanding are to be redeemed pursuant to this Section 2.5(b)(i), the Fund shall redeem such shares at a price per share equal to the Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and distributions on such share of such Series accumulated to (but excluding) the date fixed for such redemption by the Board of Trustees (whether or not earned or declared by the Fund, but excluding interest thereon) (the “Mandatory Redemption Price”).

(B) On the Redemption Date for a redemption contemplated by Section 2.5(b)(i)(A), the Fund shall redeem, out of funds legally available therefor, such number of Preferred Shares (which may include at the sole option of the Fund any number or proportion of MuniFund Term Preferred Shares of any Series) as shall be equal to the lesser of (x) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 230% (provided, however, that if there is no such minimum number of MuniFund Term Preferred Shares and other Preferred Shares the redemption or retirement of which would have such result, all MuniFund Term Preferred Shares and other Preferred Shares then outstanding shall be redeemed), and (y) the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.5(b)(i), the Fund may at its sole option, but is not required to, redeem a sufficient number of shares of any Series of MuniFund Term Preferred Shares pursuant to this Section 2.5(b)(i) that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Fund having Asset Coverage on such Asset Coverage Cure Date of up to and including 285%. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be later than thirty (30) calendar days after such Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of MuniFund Term Preferred Shares and other Preferred Shares which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to thirty (30) calendar days after such Asset Coverage Cure Date, the Fund shall redeem those MuniFund Term Preferred Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding MuniFund Term Preferred Shares of a Series are to be redeemed pursuant to this Section 2.5(b)(i), the number of MuniFund Term Preferred Shares of such Series to be redeemed shall be redeemed (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable.

(ii) Effective Leverage Ratio Mandatory Redemption. (A) If the Fund fails to comply with the Effective Leverage Ratio requirement as provided in Section 2.4(c) as of any time as of which such compliance is required to be determined in accordance with Section 2.4(c) and such failure is not cured as of the close of business on the date that is thirty (30) calendar days following such Business Day (the “Effective Leverage Ratio Cure Date”), the Fund shall within thirty (30) calendar days following the Effective Leverage Ratio Cure Date cause the Effective Leverage Ratio to not exceed 50% by (x) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (y) to the extent permitted by the 1940 Act and Massachusetts law, redeeming in accordance with the Declaration a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of MuniFund Term Preferred Shares of any Series, or (z) engaging in any combination of the actions contemplated by clauses (x) and (y) of this Section 2.5(b)(ii)(A). In the event that any MuniFund Term Preferred Shares of a Series are to be redeemed pursuant to clause (y) of this Section 2.5(b)(ii)(A), the Fund shall redeem such MuniFund Term Preferred Shares at a price per MuniFund Term Preferred Share equal to the Mandatory Redemption Price.

(B) On the Redemption Date for a redemption contemplated by clause (y) of Section 2.5(b)(ii)(A), the Fund shall not redeem more than the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. If the Fund is unable to redeem the required number of MuniFund Term Preferred Shares and other Preferred Shares which have been designated to be redeemed in accordance with clause (y) of Section 2.5(b)(ii)(A) due to the unavailability of legally available funds, the Fund shall redeem those MuniFund Term Preferred Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding MuniFund Term Preferred Shares of a Series are to be redeemed pursuant to clause (y) of Section 2.5(b)(ii)(A) , the number of MuniFund Term Preferred Shares of such Series to be redeemed shall be redeemed (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable.

(c) Optional Redemption.

(i) Subject to the provisions of Section 2.5(c)(ii), (A) on any Business Day following the expiration of the Non-Call Period for a Series of MuniFund Term Preferred Shares or (B) on any

Business Day during a Rating Downgrade Period for a Series of MuniFund Term Preferred Shares, including a Business Day during the Non-Call Period for such Series (any Business Day referred to in clause (A) or (B) of this sentence, an “Optional Redemption Date”), the Fund may redeem in whole or from time to time in part the Outstanding MuniFund Term Preferred Shares of such Series, at a redemption price per MuniFund Term Preferred Share (the “Optional Redemption Price”) equal to (x) the Liquidation Preference per MuniFund Term Preferred Share of such Series plus (y) an amount equal to all unpaid dividends and distributions on such MuniFund Term Preferred Share of such Series accumulated to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Fund, but excluding interest thereon) plus (z) the Optional Redemption Premium per share (if any) with respect to an optional redemption of MuniFund Term Preferred Shares of such Series that is effected on such Optional Redemption Date.

(ii) If fewer than all of the outstanding shares of a Series of MuniFund Term Preferred Shares are to be redeemed pursuant to Section 2.5(c)(i), the shares of such Series to be redeemed shall be selected either (A) pro rata among such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable. Subject to the provisions of this Statement and applicable law, the Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which MuniFund Term Preferred Shares will be redeemed pursuant to this Section 2.5(c) from time to time.

(iii) The Fund may not on any date deliver a Notice of Redemption pursuant to Section 2.5(d) in respect of a redemption contemplated to be effected pursuant to this Section 2.5(c) unless on such date the Fund has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount (including any applicable premium) due to Holders of MuniFund Term Preferred Shares by reason of the redemption of such MuniFund Term Preferred Shares on such Optional Redemption Date.

(d) Procedures for Redemption.

(i) If the Fund shall determine or be required to redeem, in whole or in part, MuniFund Term Preferred Shares of a Series pursuant to Section 2.5(a), (b) or (c), the Fund shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not more than forty-five (45) calendar days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the Series and number of MuniFund Term Preferred Shares to be redeemed; (C) the CUSIP number for MuniFund Term Preferred Shares of such Series; (D) the applicable Redemption Price on a per share basis; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (F) that dividends on the MuniFund Term Preferred Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of this Statement under which such redemption is made. If fewer than all MuniFund Term Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of MuniFund Term Preferred Shares to be redeemed from such Holder or the method of determining such number. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to this Statement that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(ii) If the Fund shall give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Fund), the Fund shall (A) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the MuniFund Term Preferred Shares to be redeemed on the Redemption Date and (B) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the MuniFund Term Preferred Shares called for redemption on the Redemption Date. The Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds. Notwithstanding the provisions of clause (A) of the preceding sentence, if the Redemption Date is the Term Redemption Date, then such deposit of Deposit Securities (which may come in whole or in part from the Term Redemption Liquidity Account) shall be made no later than fifteen (15) calendar days prior to the Term Redemption Date.

(iii) Upon the date of the deposit of such Deposit Securities, all rights of the Holders of the MuniFund Term Preferred Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such MuniFund Term Preferred Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof up to (but excluding) the applicable Redemption Date, which accumulated dividends, unless previously declared and paid as contemplated by the last sentence of Section 2.5(d)(vi) below, shall be payable only as part of the applicable Redemption Price on the Redemption Date). The Fund shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the MuniFund Term Preferred Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of ninety (90) calendar days from the Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which the Holders of the MuniFund Term Preferred Shares so called for redemption shall look only to the Fund for payment of the Redemption Price thereof. The Fund shall be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

(iv) On or after the Redemption Date, each Holder of MuniFund Term Preferred Shares in certificated form (if any) that are subject to redemption shall surrender the certificate(s) evidencing such MuniFund Term Preferred Shares to the Fund at the place designated in the Notice of Redemption and shall then be entitled to receive the Redemption Price for such MuniFund Term Preferred Shares, without interest, and in the case of a redemption of fewer than all the MuniFund Term Preferred Shares represented by such certificate(s), a new certificate representing the MuniFund Term Preferred Shares that were not redeemed.

(v) Notwithstanding the other provisions of this Section 2.5, except as otherwise required by law, the Fund shall not redeem any MuniFund Term Preferred Shares unless all accumulated and unpaid dividends and distributions on all Outstanding MuniFund Term Preferred Shares and other series of Preferred Shares ranking on a parity with the MuniFund Term Preferred Shares with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such Preferred Shares in accordance with the terms of such Preferred Shares, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding MuniFund Term Preferred Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding MuniFund Term Preferred Shares and any other series of Preferred Shares for which all accumulated and unpaid dividends and distributions have not been paid.

(vi) To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default shall be deemed to have occurred if the Fund shall fail to deposit in trust with the Redemption and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any MuniFund Term Preferred Shares, dividends may be declared and paid on such MuniFund Term Preferred Shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such MuniFund Term Preferred Shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

(e) Redemption and Paying Agent as Trustee of Redemption Payments by Fund. All Deposit Securities transferred to the Redemption and Paying Agent for payment of the Redemption Price of MuniFund Term Preferred Shares called for redemption shall be held in trust by the Redemption and Paying Agent for the benefit of Holders of MuniFund Term Preferred Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Fund in accordance with the provisions of Section 2.5(d)(iii) above.

(f) Compliance With Applicable Law. In effecting any redemption pursuant to this Section 2.5, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

(g) Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 2.5, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of redemption for the MuniFund Term Preferred Shares, provided that such modification does not materially and adversely affect the Holders of the MuniFund Term Preferred Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Redemption and Paying Agent without its prior consent.

2.6 Voting Rights.

(a) One Vote Per MuniFund Term Preferred Share. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of MuniFund Term Preferred Shares shall be entitled to one vote for each MuniFund Term Preferred Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including Outstanding MuniFund Term Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including Outstanding MuniFund Term Preferred Shares, shall be entitled, as a class, to the exclusion of the Holders of all other securities and Common Shares of the Fund, to elect two trustees of the Fund at all times. Subject to Section 2.6(b), the Holders of outstanding Common Shares and Preferred Shares, including MuniFund Term Preferred Shares, voting together as a single class, shall elect the balance of the trustees.

(b) Voting For Additional Trustees.

(i) Voting Period. During any period in which any one or more of the conditions described in clauses (A) or (B) of this Section 2.6(b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the Holders of Preferred Shares, including MuniFund Term Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the Holders of Preferred Shares, including MuniFund Term Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such Holders are in any event entitled to elect. A Voting Period shall commence:

(A) if, at the close of business on any dividend payment date for any outstanding Preferred Share including any Outstanding MuniFund Term Preferred Share, accumulated dividends (whether or not earned or declared) on such outstanding share of Preferred Shares equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

(B) if at any time Holders of Preferred Shares are otherwise entitled under the 1940 Act to elect a majority of the Board of Trustees.

Upon the termination of a Voting Period, the voting rights described in this Section 2.6(b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders of Preferred Shares upon the further occurrence of any of the events described in this Section 2.6(b)(i).

(ii) Notice of Special Meeting. As soon as practicable after the accrual of any right of the Holders of Preferred Shares to elect additional trustees as described in Section 2.6(b)(i), the Fund shall call a special meeting of such Holders and notify the Redemption and Paying Agent and/or such other Person as is specified in the terms of such Preferred Shares to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Shares, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice. If the Fund fails to call such a special meeting, it may be called at the expense of the Fund by any such Holder on like notice. The record date for determining the Holders of Preferred Shares entitled to notice of and to vote at such special meeting shall be the close of business on the fifth (5th) Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of Holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such Holders, voting together as a class (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of trustees prescribed in Section 2.6(b)(i) on a one-vote-per-share basis.

(iii) Terms of Office of Existing Trustees. The terms of office of the incumbent trustees of the Fund at the time of a special meeting of Holders of the Preferred Shares to elect additional trustees in accordance with Section 2.6(b)(i) shall not be affected by the election at such meeting by the Holders of MuniFund Term Preferred Shares and such other Holders of Preferred Shares of the number of trustees that they are entitled to elect, and the trustees so elected by the Holders of MuniFund Term Preferred Shares and such other Holders of Preferred Shares, together with the two (2) trustees elected by the Holders of Preferred Shares in accordance with Section 2.6(a) hereof and the remaining trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

(iv) Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders of the Preferred Shares pursuant to Section 2.6(b)(i) shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders of Preferred Shares to elect additional trustees pursuant to Section 2.6(b)(i) shall cease, subject to the provisions of the last sentence of Section 2.6(b)(i).

(c) Holders of MuniFund Term Preferred Shares to Vote on Certain Matters.

(i) Certain Amendments Requiring Approval of Municipal Term Shares. Except as otherwise permitted by the terms of this Statement, so long as any MuniFund Term Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the MuniFund Term Preferred Shares of all Series Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration, or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such MuniFund Term Preferred Shares or the Holders thereof; provided, however, that (i) a change in the capitalization of the Fund in accordance with Section 2.8 hereof shall not be considered to materially and adversely affect the rights and preferences of the MuniFund Term Preferred Shares, and (ii) a division of a MuniFund Term Preferred Share shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the MuniFund Term Preferred Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a MuniFund Term Preferred Share of such Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such MuniFund Term Preferred Share, or (ii) creates, alters or abolishes any right in respect of redemption of such MuniFund Term Preferred Share (other than as a result of a division of a MuniFund Term Preferred Share). So long as any MuniFund Term Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of at least 66 2/3% of the Holders of the MuniFund Term Preferred Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

(ii) 1940 Act Matters. Unless a higher percentage is provided for in the Declaration, the affirmative vote of the Holders of at least “a majority of the outstanding shares of Preferred Stock,” including MuniFund Term Preferred Shares Outstanding at the time, voting as a separate class, shall be required (A) to approve any conversion of the Fund from a closed-end to an open-end investment company, (B) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, or (C) to approve any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred Stock” means the vote at an annual or special meeting duly called of (i) sixty-seven (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.

(iii) Certain Amendments Requiring Approval of Specific Series of MuniFund Term Preferred Shares. Except as otherwise permitted by the terms of this Statement, so long as any MuniFund Term Preferred Shares of a Series are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the MuniFund Term Preferred Shares of such Series, Outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the Appendix relating to such Series, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power set forth in such Appendix of the MuniFund Term Preferred Shares of such Series or the Holders thereof; provided, however, that (i) a change in the capitalization of the Fund in accordance with Section 2.8 hereof shall not be considered to materially and adversely affect the rights and preferences of the MuniFund Term Preferred Shares of such Series, and (ii) a division of a MuniFund Term Preferred Share shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the MuniFund Term Preferred Shares of such Series; and provided, further, that no amendment, alteration or repeal of the obligation of the Fund to (x) pay the Term Redemption Price on the Term Redemption Date for a Series, or (y) accumulate dividends at the Dividend Rate (as set forth in this Statement and the applicable Appendix hereto) for a Series shall be effected without, in each case, the prior unanimous vote or consent of the Holders of such Series of MuniFund Term Preferred Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a MuniFund Term Preferred Share of a Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such MuniFund Term Preferred Share, or (ii) creates, alters or abolishes any right in respect of redemption of such MuniFund Term Preferred Share.

(d) Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law or the Declaration, the Holders of MuniFund Term Preferred Shares shall not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in this Section 2.6.

(e) No Cumulative Voting. The Holders of MuniFund Term Preferred Shares shall have no rights to cumulative voting.

(f) Voting for Trustees Sole Remedy for Fund’s Failure to Declare or Pay Dividends. In the event that the Fund fails to declare or pay any dividends on any Series of MuniFund Term Preferred Shares on the Dividend Payment Date therefor, the exclusive remedy of the Holders of the MuniFund Term Preferred Shares shall be the right to vote for trustees pursuant to the provisions of this Section 2.6. Nothing in this Section 2.6(f) shall be deemed to affect the obligation of the Fund to accumulate and, if permitted by applicable law, the Declaration and this Statement, pay dividends at the Default Rate in the circumstances contemplated by Section 2.2(h) hereof.

(g) Holders Entitled to Vote. For purposes of determining any rights of the Holders of MuniFund Term Preferred Shares to vote on any matter, whether such right is created by this Statement, by the Declaration, by statute or otherwise, no Holder of MuniFund Term Preferred Shares shall be entitled to vote any MuniFund Term Preferred Share and no MuniFund Term Preferred Share shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such MuniFund Term Preferred Share shall have been given in accordance with this Statement and Deposit Securities for the payment of the Redemption Price of such MuniFund Term Preferred Share shall have been deposited in trust with the Redemption and Paying Agent for that purpose. No MuniFund Term Preferred Share held by the Fund shall have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

2.7 Rating Agency.

The Fund shall use commercially reasonable efforts to cause at least one Rating Agency to issue a credit rating with respect to each Series of MuniFund Term Preferred Shares for so long as such Series is Outstanding (which credit rating may consist of a credit rating on the MuniFund Term Preferred Shares generally or the Preferred Shares generally). The Fund shall use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. The Board of Trustees may elect to terminate the designation as a Rating Agency of any Rating Agency previously designated by the Board of Trustees to act as a Rating Agency for purposes hereof (provided that at least one Rating Agency continues to maintain a rating with respect to the MuniFund Term Preferred Shares), and may elect to replace any Rating Agency previously designated as a Rating Agency by the Board of Trustees with any other NRSRO permitted to act as Rating Agency as contemplated by the definition of “Rating Agency” and not so designated as a Rating Agency at such time, provided that such replacement shall not occur unless such replacement Rating Agency shall have at the time of such replacement (i) published a rating for the MuniFund Term Preferred Shares of such Series and (ii) entered into an agreement with the Fund to continue to publish such rating subject to the Rating Agency’s customary conditions. The Rating Agency Guidelines of any Rating Agency may be amended by such Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any Holder of Preferred Shares, including any MuniFund Term Preferred Shares, or Common Shares.

2.8 Issuance of Additional Preferred Shares.

So long as any MuniFund Term Preferred Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Fund representing stock under Section 18 of the 1940 Act, ranking on a parity with MuniFund Term Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then Outstanding Series of MuniFund Term Preferred Shares, including additional Series of MuniFund Term Preferred Shares, and authorize, issue and sell additional shares of any such series of Preferred Shares then outstanding or so established and created, including additional MuniFund Term Preferred Shares of any Series, in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such additional Preferred Shares and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Shares with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 2.4(b) hereof) of at least 225%.

2.9 Status of Redeemed or Repurchased MuniFund Term Preferred Shares.

MuniFund Term Preferred Shares that at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued Preferred Shares.

2.10 Distributions with respect to Taxable Allocations.

Holders of shares of each Series of MuniFund Term Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, additional distributions payable with respect to Taxable Allocations that are paid with respect to shares of such Series in accordance with one of the procedures set forth in clauses (a) through (c) of this Section 2.10:

(a) The Fund may provide notice to the Redemption and Paying Agent prior to the commencement of any Dividend Period for a Series of MuniFund Term Preferred Shares of the amount of a Taxable Allocation that will be made in respect of shares of such Series for such Dividend Period (a “Notice of Taxable Allocation”). Such Notice of Taxable Allocation will state the amount of the dividends payable in respect of each share of the applicable Series for such Dividend Period that will be treated as a Taxable Allocation and the amount of any Additional Amount Payments to be paid in respect of such Taxable Allocation. If the Fund provides a Notice of Taxable Allocation with respect to dividends payable on shares of a Series of MuniFund Term Preferred Shares for a Dividend Period, the Fund shall, in addition to and in conjunction with the payment of such dividends, make a supplemental distribution in respect of each share of such Series for such Dividend Period of an additional amount equal to the Additional Amount Payment payable in respect of the Taxable Allocation paid on such share for such Dividend Period.

(b) If the Fund does not provide a Notice of Taxable Allocation as provided in Section 2.10(a) with respect to a Taxable Allocation that is made in respect of shares of a Series of MuniFund Term Preferred Shares, the Fund may make one or more supplemental distributions on shares of such Series equal to the amount of such Taxable Allocation. Any such supplemental distribution in respect of shares of a Series may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the Holders of shares of such Series as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date of such supplemental distribution, as may be fixed by the Board of Trustees.

(c) If in connection with a redemption of MTP Shares, the Fund makes a Taxable Allocation without having either given advance notice thereof pursuant to Section 2.10(a) or made one or more supplemental distributions pursuant to Section 2.10(b), the Fund shall direct the Redemption and Paying Agent to send an Additional Amount Payment in respect of such Taxable Allocation to each Holder of such shares at such Holder’s address as the same appears or last appeared on the record books of the Fund.

(d) The Fund shall not be required to pay Additional Amount Payments with respect to shares of any Series of MuniFund Term Preferred Shares with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

2.11 Term Redemption Liquidity Account and Liquidity Requirement.

(a) On or prior to the Liquidity Account Initial Date with respect to any Series of MuniFund Term Preferred Shares, the Fund shall cause the Custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (the “Term Redemption Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least One Hundred and Ten Percent (110%) of the Term Redemption Amount with respect to such Series. The “Term Redemption Amount” for any Series of MuniFund Term Preferred Shares shall be equal to the Redemption Price to be paid on the Term Redemption Date for such Series, based on the number of shares of such Series then Outstanding, assuming for this purpose that the Dividend Rate for such Series in effect at the time of the creation of the Term Redemption Liquidity Account for such Series will be the Dividend Rate in effect for such Series until the Term Redemption Date for such Series. If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for a Series of MuniFund Term Preferred Shares as of the close of business on any Business Day is less than One Hundred and Ten Percent (110%) of the Term Redemption Amount with respect to such Series, then the Fund shall cause the Custodian and the Adviser to take all such necessary actions, including segregating additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for such Series is at least equal to One Hundred and Ten Percent (110%) of the Term Redemption Amount with respect to such Series not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund segregated as Liquidity Account Investments with respect to a Series of MuniFund Term Preferred Shares, the Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such segregation and to substitute therefor other Liquidity Account Investments, so long as (i) the assets of the Fund segregated as Liquidity Account Investments at the close of business on such date have a Market Value equal to One Hundred and Ten Percent (110%) of the Term Redemption Amount with respect to such Series and (ii) the assets of the Fund designated and segregated as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) determined in accordance with Section 2.11(b) below with respect to such Series for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account for any Series of MuniFund Term Preferred Shares, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

(b) The Market Value of the Deposit Securities held in the Term Redemption Liquidity Account for a Series of MuniFund Term Preferred Shares, from and after the 15th day of the calendar month that is the number of months preceding the month of the Term Redemption Date for such Series specified in the table set forth below, shall not be less than the percentage of the Term Redemption Amount for such Series set forth below opposite such number of months (the “Liquidity Requirement”), but in all cases subject to the cure provisions of Section 2.11(c) below:

Number of Months Preceding:	Value of Deposit Securities as Percentage of Term Redemption Amount
5	20%
4	40%
3	60%
2	80%
1	100%

(c) If the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for a Series of MuniFund Term Preferred Shares as of the close of business on any Business Day is less than the Liquidity Requirement in respect of such Series for such Business Day, then the Fund shall cause the segregation of additional or substitute Deposit Securities in respect of the Term Redemption Liquidity Account for such Series, so that the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for such Series is at least equal to the Liquidity Requirement for such Series not later than the close of business on the next succeeding Business Day.

(d) The Deposit Securities included in the Term Redemption Liquidity Account for a Series of MuniFund Term Preferred Shares may be applied by the Fund, in its discretion, towards payment of the Term Redemption Price for such Series as contemplated by Section 2.5(d). Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the MuniFund Term Preferred Shares of a Series on the Term Redemption Date for such Series in accordance with Section 2.5(d)(ii), the requirement of the Fund to maintain the Term Redemption Liquidity Account as contemplated by this Section 2.11 shall lapse and be of no further force and effect.

2.12 Global Certificate.

Prior to the commencement of a Voting Period, (i) all shares of any Series of MuniFund Term Preferred Shares Outstanding from time to time shall be represented by one global certificate for such Series registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of such Series of MuniFund Term Preferred Shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the global certificates.

2.13 Notice.

All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier, by Electronic Means or by overnight mail or delivery or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 2.13 shall be deemed given on the date received or, if mailed by first class mail, the date five (5)  calendar days after which such notice is mailed.

2.14 Termination.

In the event that no shares of a Series of MuniFund Term Preferred Shares are Outstanding, all rights and preferences of the shares of such Series established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement with respect to such Series shall terminate.

2.15 Appendices.

The designation of each Series of MuniFund Term Preferred Shares shall be set forth in an Appendix to this Statement. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law) (1) amend the Appendix to this Statement relating to a Series so as to reflect any amendments to the terms applicable to such Series including an increase in the number of authorized shares of such Series and (2) add additional Series of MuniFund Term Preferred Shares by including a new Appendix to this Statement relating to such Series.

2.16 Actions on Other than Business Days.

Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Statement, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

2.17 Modification.

The Board of Trustees, without the vote of the Holders of MuniFund Term Preferred Shares, may interpret, supplement or amend the provisions of this Statement or any Appendix hereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Preferred Shares of the Fund.

2.18 No Additional Rights.

Unless otherwise required by law or the Declaration, the Holders of MuniFund Term Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in this Statement.

[Signature Page Begins on the Following Page]

IN WITNESS WHEREOF, Nuveen Maryland Premium Income Municipal Fund has caused this Statement to be signed on January 26, 2010 in its name and on its behalf by a duly authorized officer. The Declaration is on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Statement as an officer and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND

By:	/s/ Kevin J. McCarthy
Name: Kevin J. McCarthy Title: Vice President and Secretary

[Signature Page to the Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares]

APPENDIX B

NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND

MUNIFUND TERM PREFERRED SHARES,         % SERIES 2016

Preliminary Statement and Incorporation By Reference

This Appendix establishes a Series of MuniFund Term Preferred Shares of Nuveen Maryland Premium Income Municipal Fund. Except as set forth below, this Appendix incorporates by reference the terms set forth with respect to all Series of such MuniFund Term Preferred Shares in that “Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares” dated January 26, 2010 (the “MTP Statement”). This Appendix has been adopted by resolution of the Board of Trustees of Nuveen Maryland Premium Income Municipal Fund. Capitalized terms used herein but not defined herein have the respective meanings therefor set forth in the MTP Statement.

Section 1. Designation as to Series.

MuniFund Term Preferred Shares,         % Series 2016: A series of                      Preferred Shares classified as MuniFund Term Preferred Shares is hereby designated as the “MuniFund Term Preferred Shares,         % Series 2016” (the “Series 2016 MTP Shares”). Each share of such Series shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Declaration and the MTP Statement (except as the MTP Statement may be expressly modified by this Appendix), as are set forth in this Appendix B. The Series 2016 MTP Shares shall constitute a separate series of Preferred Shares and of the MuniFund Term Preferred Shares and each Series 2016 MTP Share shall be identical. The following terms and conditions shall apply solely to the Series 2016 MTP Shares:

Section 2. Number of Authorized Shares of Series.

The number of authorized shares is                     .

Section 3. Date of Original Issue with respect to Series.

The Date of Original Issue is March        , 2011.

Section 4. Fixed Dividend Rate Applicable to Series.

The Fixed Dividend Rate is         %.

Section 5. Liquidation Preference Applicable to Series.

The Liquidation Preference is $10.00 per share.

Section 6. Term Redemption Date Applicable to Series.

The Term Redemption Date is April 1, 2016.

Section 7. Dividend Payment Dates Applicable to Series.

The Dividend Payment Dates are the first Business Day of the month next following each Dividend Period except that any dividend paid with respect to any Dividend Period consisting of the month of December in any year shall be paid on the last Business Day of such December.

Section 8. Non-Call Period Applicable to Series.

The Non-Call Period is the period beginning on the Date of Original of Issue and ending at the close of business on March 31, 2012.

Section 9. Liquidity Account Initial Date Applicable to Series.

The Liquidity Account Initial Date is October 1, 2015.

Section 10. Exceptions to Certain Definitions Applicable to the Series.

The following definitions contained under the heading “Definitions” in the MTP Statement are hereby amended as follows:

Not applicable.

Section 11. Additional Definitions Applicable to the Series.

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Dividend Period” means, with respect to each Series 2016 MTP Share, in the case of the first Dividend Period, the period beginning on the Date of Original Issue for such Series and ending on and including April 30, 2011 and for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the last calendar day of such month.

“Optional Redemption Premium” means with respect to each Series 2016 MTP Share an amount equal to:

(A) if the Optional Redemption Date for the Series 2016 MTP Share does not occur during a Rating Downgrade Period but occurs on or after April 1, 2012 and prior to October 1, 2012, 1.00% of the Liquidation Preference for such Series 2016 MTP Share;

(B) if the Optional Redemption Date for the Series 2016 MTP Share does not occur during a Rating Downgrade Period but occurs on a date that is on or after October 1, 2012, and prior to April 1, 2013, 0.5% of the Liquidation Preference for such Series 2016 MTP Share; or

(C) if the Optional Redemption Date for the Series 2016 MTP Share either occurs during a Rating Downgrade Period or occurs on a date that is on or after April 1, 2013, 0.00% of the Liquidation Preference for such Series 2016 MTP Share.

Section 12. Amendments to Terms of MuniFund Term Preferred Shares Applicable to the Series.

The following provisions contained under the heading “Terms of the MuniFund Term Preferred Shares” in the MTP Statement are hereby amended as follows:

Not applicable.

Section 13. Additional Terms and Provisions Applicable to the Series.

The following provisions shall be incorporated into and be deemed part of the MTP Statement:

Notwithstanding anything in Section 2.2(b) or 2.2(g) of the MTP Statement to the contrary, dividends on the Series 2016 MTP Shares for the first Dividend Period for such Series shall be paid to Holders of shares of such Series as their names appear on the registration books of the Fund at the close of business on April 28, 2011.

IN WITNESS WHEREOF, Nuveen Maryland Premium Income Municipal Fund has caused this Appendix B to be signed on                     , 2011 in its name and on its behalf by a duly authorized officer. The Declaration and the MTP Statement are on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Appendix B as an officer and not individually, and the obligations and rights set forth in this Appendix B are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND

By:
Name: Kevin J. McCarthy Title: Vice President and Secretary

[Signature Page to the Appendix B Establishing and Fixing the Rights and

Preferences of MuniFund Term Preferred Shares]

APPENDIX B

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on S&P’s analysis of the following considerations:

1. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentration applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MUNICIPAL SHORT-TERM NOTE RATINGS DEFINITIONS

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

1. Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

2. Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG-TERM OBLIGATION RATINGS

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM OBLIGATION RATINGS

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

LONG-TERM CREDIT RATINGS

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of a very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk developing, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a coercive debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non- payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

SHORT-TERM OBLIGATION RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

RATING WATCHES AND RATING OUTLOOKS

Rating Watch

Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action. A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook

Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving. Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Deciding When to Assign Rating Watch or Outlook

Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months—such as a lengthy regulatory approval process—would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook. An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period—for example a proposed, but politically controversial, privatization.

STANDARD RATING ACTIONS

Affirmed

The rating has been reviewed and no change has been deemed necessary.

Confirmed

Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary.

Correction

Correction of rating publication error in a rating action commentary or correction of a rating data error in Fitch’s ratings database.

Downgrade

The rating has been lowered in the scale.

Paid-In-Full

This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF.”

Publish

Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Rating Watch Maintained

The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch On

The issue or issuer has been placed on active Rating Watch status.

Revision Enhancement

Some form of the credit support affecting the rating opinion has been added, removed, or substituted.

Revision Implication Watch

The Rating Watch status has changed.

Revision Outlook

The Rating Outlook status has changed.

Upgrade

The rating has been raised in the scale.

Withdrawn

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

APPENDIX C

FORM OF TAX OPINION

                    , 2011

Nuveen Maryland Premium Income Municipal Fund

333 West Wacker Drive

Chicago, IL 60606

Ladies and Gentlemen:

We have acted as special counsel to Nuveen Maryland Premium Income Municipal Fund, a Massachusetts business trust (the “Fund”), in connection with the offer and sale (the “Offering”) by the Fund of up to                      shares of preferred stock, par $0.01 per share (“MuniFund Term Preferred Shares”). The MuniFund Term Preferred Shares were issued under the “Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares” dated as of January 26, 2010 (the “Statement”), and they are being offered pursuant to a prospectus (the “Prospectus”) contained in a registration statement on Form N-2 (File No. 333-170358) filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933 (the “Registration Statement”).

As special counsel to the Fund, we have examined and relied, as to factual matters (but not as to any conclusions of law), upon originals, or copies certified to our satisfaction, of such records, documents, certificates of the Fund and of public officials and other instruments, and made such other inquiries, as in our judgment are necessary or appropriate to enable us to render the opinions expressed below. We have relied on the representations and warranties set forth therein as to factual matters (but not as to any conclusions of law).

The opinions herein are subject to and conditioned upon the representations made by the Fund concerning factual matters (but not conclusions of law). The initial and continuing truth and accuracy of such representations at all relevant times constitutes an integral basis for the opinions expressed herein and these opinions are conditioned upon the initial and continuing truth and accuracy of such representations at all relevant times.

We have reviewed the descriptions set forth in the Prospectus and the Registration Statement of the Fund’s investments, activities, operations, and governance, and the provisions of the Statement. We have relied upon the facts set forth in the Prospectus and upon the factual representations of officers of the Fund and Nuveen Fund Advisors, Inc. In addition, we have relied on certain additional facts and assumptions described below. In connection with rendering this opinion, we have assumed to be true and are relying upon (without any independent investigation or review thereof):

A.	The authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies, and authenticity of the originals of such documents, and the conformity of final documents to all documents submitted to us as drafts, and the authenticity of such final documents;

B.	The genuineness of all signatures and the authority and capacity of the individual or individuals who executed any such document on behalf of any person;

C.	The accuracy of all factual representations, warranties, and other statements made by all parties or as set forth in such documents;

D.	The performance and satisfaction of all obligations imposed by any such documents on the parties thereto in accordance with their terms; and

E.	The completeness and accuracy of all records made available to us.

We have further assumed the accuracy of the statements and descriptions of the Fund’s intended activities as described in the Prospectus and that the Fund will operate in accordance with the method of operation described in the Prospectus. In particular, we have assumed that the Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for all relevant periods and will continue to do so. We have also assumed, without investigation, that all documents, certificates, representations, warranties, and covenants upon which we have relied in rendering the opinions set forth below and that were given or dated earlier than the date of this letter continue to remain accurate, insofar as relevant to the opinions set forth herein, from such earlier date through and including the date of this letter.

Based solely on the foregoing, and subject to the qualifications, exceptions, assumptions, and limitations expressed herein, we are of the opinion that:

(A) For U.S. federal income tax purposes, (i) the MuniFund Term Preferred Shares will qualify as stock in the Fund, and (ii) the distributions made with respect to the MuniFund Term Preferred Shares will qualify as exempt-interest dividends to the extent designated by the Fund and permitted by Section 852(b)(5)(A) of the Code; and

(B) The statements set forth in the Prospectus under the caption “Tax Matters,” insofar as they purport to constitute matters of United States federal tax law or legal conclusions with respect thereto, are a fair and accurate summary of the matters addressed therein in all material respects, subject to the assumptions and limitations stated therein.

This opinion is furnished to the Fund solely for its benefit in connection with the Offering and except as follows is not to be relied upon, quoted, circulated, published, or otherwise referred to for any other purpose, in whole or in part, without our express prior written consent. This opinion may be disclosed to any holders of MuniFund Term Preferred Shares (and beneficial owners of MuniFund Term Preferred Shares) and they may rely on it as if they were addressees of this opinion, it being understood that we are not establishing any lawyer-client relationship with holders of MuniFund Term Preferred Shares (and beneficial owners of MuniFund Term Preferred Shares). This letter is not to be relied upon for the benefit of any other person.

In addition to the assumptions set forth above, this opinion is subject to the following exceptions, limitations, and qualifications:

1.	Our opinions are based upon our interpretation of the current provisions of the Code and current judicial decisions, administrative regulations, and published notices, rulings, and procedures. We note that there is no authority directly on point dealing with securities like the MuniFund Term Preferred Shares. Our opinions only represent our best judgment and are not binding on the Internal Revenue Service or courts and there is no assurance that the Internal Revenue Service will not successfully challenge the conclusions set forth herein. Consequently, no assurance can be given that future legislative, judicial, or administrative changes, on either a prospective or retroactive basis, would not adversely affect the accuracy of the conclusions stated herein. We undertake no obligation to advise you of changes in law which may occur after the date hereof.

2.	Our opinions are limited to the federal income tax matters addressed herein, and no other opinions are rendered with respect to any other matter not specifically set forth in the foregoing opinion.

3.	Our opinions are limited in all respects to the federal tax law of the United States and we express no opinion on various state, local, or foreign tax consequences.

4.	The Fund’s qualification and taxation as a regulated investment company under the Code depend upon the Fund’s ability to satisfy through actual operations the applicable asset composition, source of income, distribution, and other requirements of the Code necessary to qualify and be taxed as a regulated investment company, which operations will not be reviewed by special counsel.

5.	The foregoing opinions are based upon the proposed method of operation of the Fund as described in the Prospectus and the representations and covenants set forth in the documents described herein. We undertake no obligation to review at any time in the future either the Fund’s operations or its compliance with such representations and covenants and, consequently, no assurance can be given that the Fund will satisfy the requirements of the Code necessary to qualify or be taxed as a regulated investment company for any particular taxable year. Further, we assume no obligation to advise you of any changes in our opinion subsequent to the delivery of this opinion letter.

6.	In the event any one of the statements, representations, warranties, covenants, or assumptions we have relied upon to issue these opinions is incorrect in a material respect, our opinions might be adversely affected and if so may not be relied on.

We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement and the references to us under the headings “Tax Matters” and “Legal Opinions” in the Prospectus.

Very truly yours,

K&L Gates LLP

Nuveen Maryland Premium Income Municipal Fund

MuniFund Term Preferred Shares

                     Shares,         % Series 2016

STATEMENT OF ADDITIONAL INFORMATION

                    , 2011

PART C—OTHER INFORMATION

Item 25:	Financial Statements and Exhibits

1.	Financial Statements:

Included in Part A of the Registration Statement:

Financial Highlights for each of the last ten years ended May 31.

Incorporated by reference to Registrant’s most recent Certified Shareholder Report on Form N-CSR, dated May 31, 2010 and Form N-CSRS dated November 30, 2010 (File No. 811- 07486):

Portfolio of Investments, May 31, 2010 (audited); Portfolio of Investments, November 30, 2010 (unaudited)

Statement of Assets & Liabilities, May 31, 2010 (audited); Statement of Assets & Liabilities, November 30, 2010 (unaudited)

Statement of Operations for the year ended May 31, 2010 (audited); Statement of Operations for the period ended November 30, 2010 (unaudited)

Statement of Changes in Net Assets for the two years ended May 31, 2010 (audited); Statement of Changes in Net Assets for the six months ended November 30, 2010 (unaudited)

Statement of Cash Flows for the year ended May 31, 2010 (audited); Statement of Cash Flows for the six months ended November 30, 2010 (unaudited)

2.	Exhibits:

a.1	Declaration of Trust dated January 12, 1993.(1)

a.2	Statement Establishing and Fixing the Rights and Preferences of Municipal Auction Rate Cumulative Preferred Shares (“MuniPreferred”) (Amended and Restated as of December 27, 2006).(1)

a.3	Certificate of Amendment to Declaration of Trust, dated November 18, 2009.(1)

b.	By-Laws of Registrant (Amended and Restated as of November 18, 2009).(1)

c.	None.

d.1	Form of Share Certificate.

d.2	Rating Agency Guidelines.

d.3	Form of Statement Establishing and Fixing the Rights and Preferences of Registrant’s MuniFund Term Preferred Shares. See Appendix A to the Statement of Additional Information.

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan.(1)

f.	None.

g.1	Investment Management Agreement dated November 13, 2007 (the “Investment Management Agreement”).(1)

g.2	Renewal of the Investment Management Agreement dated July 31, 2008.(1)

g.3	Renewal of the Investment Management Agreement dated May 28, 2009.(1)

g.4	Renewal of Investment Management Agreement dated May 26, 2010.(1)

g.5	Sub-Advisory Agreement dated December 31, 2010.

1

h.1	Form of Underwriting Agreement.

h.2	Form of Morgan Stanley Standard Dealer Agreement.

h.3	Form of Nuveen Master Selected Dealer Agreement.

h.4	Form of Morgan Stanley Master Agreement Among Underwriters.

h.5	Form of Dealer Letter Agreement.

i.	None.

j.1	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005 (the “Custodian Agreement”).(1)

j.2	Appendix A to the Custodian Agreement dated August 24, 2009.(1)

k.1	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated September 24, 2009 the (“Transfer Agency Agreement”).(1)

k.2	Amendment to the Transfer Agency Agreement, dated October 14, 2009.(1)

l.1	Opinion and Consent of K&L Gates LLP.

l.2	Opinion and Consent of Bingham McCutchen LLP.

m.	Not Applicable.

n.	Consent of Ernst & Young LLP.

o.	None.

p.	Not Applicable.

q.	None.

r.	Code of Ethics of Nuveen Exchange-Traded Funds, Nuveen Fund Advisors, Inc. and Nuveen Asset Management, LLC.

s.	Powers of Attorney.

(1)	Filed on November 4, 2010 with Registrant’s Registration Statement on Form N-2 (File No. 333-170358) and incorporated by reference herein.

Item 26:	Marketing Arrangements

See Sections 3(j) and 3(n) of the Form of Underwriting Agreement filed as Exhibit h.1 to this Registration Statement.

See Sections 1.1 and 1.2 of the Form of Morgan Stanley Standard Dealer Agreement filed as Exhibit h.2 to this Registration Statement and the Introductory Paragraph and Sections 2 and 3 of the Form of Nuveen Master Selected Dealer Agreement filed as Exhibit h.3 to this Registration Statement.

See Sections 5.1, 5.2 and 11.2 of the Form of Morgan Stanley Master Agreement Among Underwriters filed as Exhibit h.4 to this Registration Statement.

See Paragraph e of the Form of Dealer Letter Agreement between Nuveen and the underwriters filed as Exhibit h.5 to this Registration Statement.

2

Item 27:	Other Expenses of Issuance and Distribution

Securities and Exchange Commission fees	$4,515
Promotion	1,000
Printing and engraving expenses	100,000
Legal fees	150,000
Exchange listing fees	21,740
Rating agency fees	37,764
Audit fees	12,500
Miscellaneous expenses	7,481

Total	$335,000

Item 28:	Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29:	Number of Holders of Securities

At December 31, 2010:

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	5,271
Preferred Stock, $0.01 par value	932

Item 30:	Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving

3

the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines penalties and other liabilities.

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $2,500,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 80% of any operational failure claims and the Fund would be liable for 20% of any such claims) and $1,000,000 deductible for all other claims, with $0 deductible for individual insureds.

Section 6 of the Form of Underwriting Agreement filed as Exhibit h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

4

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of Investment Adviser and Sub-Adviser

(a) Nuveen Fund Advisors manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Fund Advisors who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers of Nuveen Fund Advisors appears below:

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Thomas J. Schreier, Jr., Co-President	Vice Chairman of Nuveen Investments, Inc.; Chairman of Nuveen Asset Management, LLC; formerly, Chief Executive Officer and Chief Investment Officer of FAF Advisors; formerly, President of First American Funds.

Sherri A. Hlavacek, Managing Director and Corporate Controller	Managing Director and Corporate Controller of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc. and of Nuveen Asset Management, LLC (since 2011); Vice President and Controller of Nuveen Investment Solutions, Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Nuveen HydePark Group, LLC; Certified Public Accountant.

Mary E. Keefe, Managing Director and Chief Compliance Officer	Managing Director (since 2004) and Director of Compliance of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Investments, LLC, Nuveen Asset Management, LLC, Nuveen Investments Advisers Inc., Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen Investment Solutions, Inc. and Nuveen HydePark Group, LLC; Vice President and Assistant Secretary of Winslow Capital Management, Inc. and NWQ Holdings, LLC.

5

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
John L. MacCarthy, Director, Executive Vice President and Secretary	Executive Vice President (since 2008), Secretary and General Counsel (since 2006) of Nuveen Investments, Inc., Nuveen Investments, LLC and Nuveen Investments Holdings, Inc.; Executive Vice President (since 2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc., NWQ Holdings, LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen Hyde Park Group, LLC and Nuveen Investment Solutions, Inc.; Executive Vice President and Secretary (since 2011) of Nuveen Asset Management, LLC; Director, Vice President and Secretary of Winslow Capital Management, Inc.

Glenn R. Richter, Director	Executive Vice President, Chief Administrative Officer of Nuveen Investments, Inc. (since 2006); Executive Vice President of Nuveen Investments, LLC; Executive Vice President of Nuveen Investments Holdings, Inc.; Chief Administrative Officer of NWQ Holdings, LLC.

Nuveen Asset Management, LLC (“Nuveen Asset Management”) acts as sub-investment adviser to the Registrant and also serves as sub-investment adviser to other open-end and closed-end funds and investment adviser to separately managed accounts. The following is a list of the senior officers of Nuveen Asset Management. The principal business address of each person is 333 West Wacker Drive, Chicago, Illinois 60606.

Name	Position and Offices with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years
Thomas J. Schreier, Jr.	Chairman	Vice Chairman of Nuveen Investments, Inc., and Co-President of Nuveen Fund Advisors, Inc., formerly, Chief Executive Officer and Chief Investment Officer of FAF Advisors, formerly, President, First American Funds.

William T. Huffman	President	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Fund Advisors, Inc.; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.

John L. MacCarthy	Executive Vice President and Secretary	Director, Executive Vice President and Secretary of Nuveen Fund Advisors, Inc.; Executive Vice President (since 2008), Secretary and General Counsel (since 2006) of Nuveen Investments, Inc., Nuveen Investments, LLC and Nuveen Investments Holdings, Inc.; Executive Vice President (since 2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc., NWQ Holdings, LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.; Director, Vice President and Secretary of Winslow Capital Management, Inc.

Charles R. Manzoni, Jr.	Executive Vice President and General Counsel	Formerly, Chief Risk Officer, and Secretary and General Counsel, director on Board of Directors, FAF Advisors.

6

Name	Position and Offices with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years
Sherri A. Hlavacek	Managing Director and Corporate Controller	Managing Director and Corporate Controller of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc. and (since 2011) Nuveen Fund Advisors, Inc.; Vice President and Controller of Nuveen Investment Solutions, Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Nuveen HydePark Group, LLC; Certified Public Accountant.

Mary E. Keefe	Managing Director and Chief Compliance Officer	Managing Director and Chief Compliance Officer (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director (since 2004) and Director of Compliance of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen Investment Solutions, Inc. and Nuveen HydePark Group, LLC; Vice President and Assistant Secretary of Winslow Capital Management, Inc. and NWQ Holdings, LLC.

Item 32:	Location of Accounts and Records

Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees’ and shareholders’ meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Fund Advisors.

Item 33:	Management Services

Not applicable.

Item 34:	Undertakings

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

7

5. The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

b. For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

8

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 9th day of March, 2011.

NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND

/s/ Kevin J. McCarthy
Kevin J. McCarthy, Vice President and Secretary

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting officer)	March 9, 2011

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)	March 9, 2011

Robert P. Bremner*	Chairman of the Board and Trustee

John P. Amboian*	Trustee

Jack B. Evans*	Trustee

William C. Hunter*	Trustee

David J. Kundert*	Trustee

Judith M. Stockdale*	Trustee

Carole E. Stone*	Trustee

William J. Schneider*	Trustee

Virginia L. Stringer*	Trustee

Terence J. Toth*	Trustee

By:	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Attorney-In-Fact
March 9, 2011

*	The original powers of attorney authorizing Kevin J. McCarthy, Larry W. Martin, Gifford R. Zimmerman and Eric Fess, among others, to execute this Registration Statement, and Amendments thereto, for the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and are filed herewith as an Exhibit.

INDEX TO EXHIBITS

a.1	Declaration of Trust dated January 12, 1993.(1)

a.2	Statement Establishing and Fixing the Rights and Preferences of Municipal Auction Rate Cumulative Preferred Shares (“MuniPreferred”) (Amended and Restated as of December 27, 2006).(1)

a.3	Certificate of Amendment to Declaration of Trust dated November 18, 2009.(1)

b.	By-Laws of Registrant (Amended and Restated as of November 18, 2009).(1)

c.	None.

d.1	Form of Share Certificate.

d.2	Rating Agency Guidelines.

d.3	Form of Statement Establishing and Fixing the Rights and Preferences of Registrant’s MuniFund Term Preferred Shares. See Appendix A to the Statement of Additional Information.

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan.(1)

f.	None.

g.1	Investment Management Agreement dated November 13, 2007 (the “Investment Management Agreement”).(1)

g.2	Renewal of the Investment Management Agreement dated July 31, 2008.(1)

g.3	Renewal of the Investment Management Agreement dated May 28, 2009.(1)

g.4	Renewal of Investment Management Agreement dated May 26, 2010.(1)

g.5	Sub-Advisory Agreement dated December 31, 2010.

h.1	Form of Underwriting Agreement.

h.2	Form of Morgan Stanley Standard Dealer Agreement.

h.3	Form of Nuveen Master Selected Dealer Agreement.

h.4	Form of Morgan Stanley Master Agreement Among Underwriters.

h.5	Form of Dealer Letter Agreement.

i.	None.

j.1	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005 (the “Custodian Agreement”).(1)

j.2	Appendix A to the Custodian Agreement dated August 24, 2009.(1)

k.1	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated September 24, 2009 the (“Transfer Agency Agreement”).(1)

k.2	Amendment to Transfer Agency Agreement, dated October 14, 2009.(1)

l.1	Opinion and Consent of K&L Gates LLP.

l.2	Opinion and Consent of Bingham McCutchen LLP.

m.	Not Applicable.

n.	Consent of Ernst & Young LLP.

o.	None.

p.	Not applicable.

q.	None.

r.	Code of Ethics of Nuveen Exchange-Traded Funds, Nuveen Fund Advisors, Inc. and Nuveen Asset Management, LLC.

s.	Powers of Attorney.

(1)	Filed on November 4, 2010 with Registrant’s Registration Statement on Form N-2 (File No. 333-170358) and incorporated by reference herein.